UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2020

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2020 ANNUAL REPORT

December 31, 2020

AHL MANAGED FUTURES STRATEGY FUND

AHL TARGETRISK FUND

AHL TARGETRISK CORE FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. The Fund’s investments in high-yield or junk-rated securities are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. In a period of sustained deflation, inflation index-linked securities may not pay any income and may suffer a loss. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Regulatory changes may impair the Fund’s ability to qualify for federal income tax treatment as a regulated investment company, which could result in the Fund and shareholders incurring significant income tax expense. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

AHL TARGETRISK CORE FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2020

Additional Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

Alternative Investments Market Overview

December 31, 2020 (Unaudited)

Although the presence of COVID-19 was well known during the first two months of 2020, it wasn’t until March that its effect rippled through financial markets as investors scrambled to quantify the impact of the disease on economies. The CBOE Volatility Index, or VIX, reached levels previously seen only during the depths of 2008’s financial crisis, and central banks and governments worldwide implemented huge stimulus packages amidst spikes in unemployment claims. On top of this, a spat between OPEC members Russia and Saudi Arabia over oil production led to a sharp fall in the price of crude in March.

Following one of the sharpest equity sell-offs in history came one of the most dramatic rallies: The S&P 500 Index rallied by 68% and the Nasdaq Composite Index grew by 88% from the trough in March through the end of 2020. This impressive rally, fueled by technology and pharmaceutical stocks, highlighted a shift to a new paradigm and a world transitioning to working from home.

The last stretch of the year was marked by positive reports on the vaccine front. Three vaccine manufacturers published better-than-expected clinical trial results and announced the possibility that a rollout could commence as early as Christmas. This, coupled with news of a Biden-Harris win in the U.S. presidential election, propelled global equities to new all-time highs.

The aforementioned backdrop led to heightened market volatility for the 12-month period, and alternative asset classes broadly produced positive returns. For context, the HFRX Global Hedge Fund Index returned a solid 7.31% in 2020. To highlight some of the sub-categories of 2020 performance, the HFRX Equity Hedge Index was up 16.01%, the HFRX Macro/CTA Index was up 3.98% and the HFRX Relative Value Arbitrage Index was up 2.58%.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2020 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned 10.42% for the twelve months ended December 31, 2020.

Comparison of Change in Value of a $10,000 Investment for the period from 8/19/2014 through 12/31/2020

Total Returns for the Period ended December 31, 2020

	Ticker	1 Year	3 Years	5 Years	Since Inception (8/19/2014)	Value of $10,000 8/19/2014- 12/31/2020
R5 Class** (1,4)	AHLIX	10.77%	4.48%	3.65%	4.72%	$13,416
Y Class (1,4)	AHLYX	10.71%	4.41%	3.58%	4.63%	$13,342
Investor Class (1,4)	AHLPX	10.42%	4.12%	3.28%	4.33%	$13,098
A without Sales Charge (1,2,4)	AHLAX	10.42%	4.10%	3.24%	4.30%	$13,075
A with Sales Charge (1,2,4)	AHLAX	4.11%	2.05%	2.02%	3.34%	$12,323
C without Sales Charge (1,2,4)	AHLCX	9.62%	3.32%	2.49%	3.54%	$12,479
C with Sales Charge (1,2,4)	AHLCX	8.62%	3.32%	2.49%	3.54%	$12,479

ICE BOFA U.S. 3-Month Treasury Bill Index (3)		0.67%	1.61%	1.20%	0.95%	$10,620

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2020 (Unaudited)

3.

ICE BofA 3-Month U.S. Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.60%, 1.64%, 1.94%, 1.94%, and 2.69%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Over the period three sectors added positive performance while one was negative.

The best performing sector in 2020 was Commodities which added 6.6%. Short positions in Natural Gas and long positions in Soybean added the most.

Currencies contributed the second most (+5.6%) during the period. During the first quarter performance was largely made through long U.S. dollar positions, but after risk sentiment reversed in the second quarter, short U.S. dollar positions drove returns. On the year, long positions in Australian dollar versus U.S. dollar and Brazilian real versus U.S. dollar performed best.

Fixed-income also contributed to performance on the year by returning 2.8%. Long positions in Eurodollar and U.S. 10-year Treasuries registered the largest gains.

Lastly, stocks were the sole detractor over the period losing 3.5%. Long positions in the DAX and Euro-Stoxx indices generated the largest losses.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global equities, fixed income, currency, and commodity futures markets, seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

December 31, 2020

Top Active Exposures By Asset Class
Commodities		% of VaR	*
Natural Gas	Short	4.32
Crude Oil	Long	3.78
Silver	Long	3.78
Copper	Long	2.70
RBOB Gasoline	Long	1.89

Currencies		% of VaR	*
AUD/USD	Long	4.59
EUR/USD	Long	4.59
JPY/USD	Long	2.97
MXN/USD	Short	2.70
CAD/USD	Long	2.43

Equities		% of VaR	*
S&P 500 Index	Long	3.24
Korean Kospi Index	Long	2.97
Australian SPI 200 Index	Long	2.43
Euro-STOXX Index	Long	2.43
South African All Share Index	Long	2.43

Fixed Income		% of VaR	*
Euro-BUND	Long	1.08
Eurodollar	Long	0.81
Euribor	Long	0.54
Euro-BUXL	Long	0.54
U.K. Gilts	Long	0.54

Asset Class Exposure		% of VaR	*
Equities		37.57
Currencies		29.46
Commodities		27.57
Fixed Income		5.40

Top 10 Holdings
AUD/USD	Long	4.59
EUR/USD	Long	4.59
Natural Gas	Short	4.32
Crude Oil	Long	3.78
Silver	Long	3.78
S&P 500 Index	Long	3.24
JPY/USD	Long	2.97
Korean Kospi Index	Long	2.97
Copper	Long	2.70
MXN/USD	Short	2.70

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2020 (Unaudited)

The Investor Class of the American Beacon AHL TargetRisk Fund (the “Fund”) returned 5.18% for the twelve months ended December 31, 2020.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2018 through 12/31/2020

Total Returns for the Period Ended December 31, 2020

	Ticker	1 Year	Since Inception (12/31/2018)	Value of $10,000 12/31/2018- 12/31/2020
R5 Class** (1,3)	AHTIX	5.59%	15.88%	$13,428
Y Class (1,3)	AHTYX	5.55%	15.81%	$13,411
Investor Class (1,3)	AHTPX	5.18%	15.51%	$13,342
A without Sales Charge (1,2,3)	AHTAX	5.11%	15.53%	$13,347
A with Sales Charge (1,2,3)	AHTAX	(0.94)%	12.16%	$12,580
C without Sales Charge (1,2,3)	AHACX	4.37%	14.84%	$13,188
C with Sales Charge (1,2,3)	AHACX	3.37%	14.84%	$13,188

60% MSCI World Index Hedged to USD / 40% Bloomberg Barclays Global Aggregate Total Return Index Value		11.42%	15.69%	$13,390
MSCI World Index		15.19%	21.64%	$14,797
Bloomberg Barclays Global Aggregate Total Return Index		9.20%	8.01%	$11,666

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2020 (Unaudited)

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance represents the returns achieved by the Investor Class from 12/31/18 up to the 4/30/19 inception date of the A and C Classes and returns of the A and C Classes since 4/30/19. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 12/31/18.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A and C Class shares were 1.59%, 1.62%, 1.93%, 2.33%, and 2.76%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index Hedged to U.S. Dollars (USD) and the Bloomberg Barclays Global Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Barclays Global Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. One cannot directly invest in an index.

The Fund has shown its resilience in volatile markets and was able to navigate through a tumultuous year, and limit losses in a difficult first quarter. While risk-off assets were the biggest beneficiary early in the year, risk-on assets recouped some of the losses and finished the year marginally down.

Although the risk overlays were active throughout the first quarter, they started deactivating in April, and the Fund ran most of the year at full allocation to the asset classes. The sub-advisor’s intraday monitoring of portfolio correlations triggered adjustments in August, which helped minimize the drawdown during short bouts of weakness in bonds and equities.

Looking more granularly at performance, the Fixed Income sector clearly stood out adding more than 100% of the overall fund gains on the year posting a return of 7.5%. The U.S. Treasury Inflation-Protected Securities and long bond treasury did best. All the other sectors were negative, led by Credit which lost 1.3%. Within Credit, it was the U.S. Investment Grade and High Yield indices that detracted the most. The Commodities index registered a loss of 0.4%. After a strong fourth quarter, stocks finished just marginally negative posting a return of negative 0.1%. The FTSE 100 and Euro-Stoxx indices were the largest detractors.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to maintain its targeted risk profile, by investing in a broad range of global equities, fixed-income, credit, and commodity markets, seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL TargetRisk FundSM

Performance Overview

December 31, 2020

Top Ten Holdings			% of VaR	*
U.S. Treasuries			14.86
BBG Commodity ex-Agriculturals Index			12.57
S&P 500 Index			6.29
Gilts			5.71
NASDAQ 100 Index			4.00
U.S. High Yield CDX Index			4.00
Euro-BUND			3.43
Euro-STOXX			3.43
Tokyo Stock Exchange Index			3.43
European 5-Year Crossover iTraxx Index			2.86

Asset Class Exposure	Net	(%)	% of VaR	*
Bonds	120.1		34.3
Credits	44.4		9.1
Commodities	10.6		12.6
Stock Indices	31.9		44.0
Fund-Level VaR			0.9

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2020 (Unaudited)

The Y Class of the American Beacon AHL TargetRisk Core Fund (the “Fund”) returned 0.50% for the period since inception on December 16, 2020 through December 31, 2020.

Comparison of Change in Value of a $100,000 Investment for the period from 12/16/2020 through 12/31/2020

Total Returns for the Period Ended December 31, 2020

	Ticker	Since Inception (12/16/2020)	Value of $100,000 12/16/2020- 12/31/2020
R6 Class (1,3)	AHTRX	0.50%	$100,500
Y Class (1,3)	AABYX	0.50%	$100,500
A without Sales Charge (1,2,3)	AAHAX	0.40%	$100,400
A with Sales Charge (1,2,3)	AAHAX	(5.37)%	$94,630
C without Sales Charge (1,2,3)	AAECX	0.40%	$100,400
C with Sales Charge (1,2,3)	AAECX	(0.60)%	$99,400

60% MSCI World Index Hedged to USD / 40% Bloomberg Barclays Global Aggregate Total Return Index Value Hedged to USD (4)		1.00%	$101,000
Bloomberg Barclays Global Aggregate Total Return Index (4)		0.19%	$100,190
MSCI World 100% Hedged to USD NETR (4)		1.54%	$101,540

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2020 (Unaudited)

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R6, Y, A and C Class shares were 1.75%, 1.85%, 2.15%, and 2.90%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

4.

The AHL TargetRisk Core Fund’s annual total return is compared to the TargetRisk Composite Index, which combines the returns of the MSCI World Index Hedged to U.S. Dollars (USD) and the Bloomberg Barclays Global Aggregate Total Return Index Value Hedged USD in a 60%/40% proportion. The MSCI World Index Hedged to USD represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro. The MSCI© information contained herein: (1) is provided “as is,” (2) is proprietary to MSCI and/or its content providers, (3) may not be used to create any financial instruments or products or any indexes and (4) may not be copied or distributed without MSCI’s express written consent. MSCI disclaims all warranties with respect to the information. Neither MSCI nor its content providers are responsible for any damages or losses arising from any use of this information. The Bloomberg Barclays Global Aggregate Total Return Index Value Hedged USD is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. One cannot directly invest in an index.

Stocks contributed the most to performance in the short period since Fund inception. Asian equities did best with the Korean Kospi and Japanese Nikkei leading the way. Bonds also generated positive performance as U.K. 10-year Gilts and the Ultra U.S. Treasury Bond added the most.

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to maintain its targeted risk profile, by investing in a broad range of global equities and fixed income instruments while seeking to achieve the Fund’s investment objective of capital growth.

American Beacon AHL TargetRisk Core FundSM

Performance Overview

December 31, 2020

Top Active Exposures By Asset Class
Equities		% of VaR	*
S&P 500 Index	Long	5.60
TOPIX Index	Long	5.22
FTSE 100 Index	Long	3.50

Interest Rate		% of VaR	*
Japanese 10-Year Government Bond	Long	14.64
U.S. Treasury 5-Year Note	Long	13.81
U.S. Treasury 10-Year Note	Long	13.75

Asset Class Exposure		% of VaR	*
Interest Rate		56.8
Equities		43.2

*

Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one day horizon will exceed this value (assuming normal markets and no trading in the portfolio).

American Beacon FundsSM

Expense Examples

December 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2020 through December 31, 2020 for the AHL Managed Futures Strategy Fund and AHL TargetRisk Fund and from December 16, 2020 through December 31, 2020 for the AHL TargetRisk Core Fund.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

December 31, 2020 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020-12/31/2020*
R5 Class**
Actual	$1,000.00	$1,076.10	$8.04
Hypothetical***	$1,000.00	$1,017.40	$7.81
Y Class
Actual	$1,000.00	$1,076.40	$8.40
Hypothetical***	$1,000.00	$1,017.04	$8.16
Investor Class
Actual	$1,000.00	$1,074.40	$10.01
Hypothetical***	$1,000.00	$1,015.48	$9.73
A Class
Actual	$1,000.00	$1,074.30	$9.75
Hypothetical***	$1,000.00	$1,015.74	$9.48
C Class
Actual	$1,000.00	$1,071.20	$13.64
Hypothetical***	$1,000.00	$1,011.97	$13.25

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.61%, 1.92%, 1.87%, and 2.62% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon AHL TargetRisk Fund

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020-12/31/2020*
R5 Class**
Actual	$1,000.00	$1,074.50	$5.42
Hypothetical***	$1,000.00	$1,019.91	$5.28
Y Class
Actual	$1,000.00	$1,073.10	$5.78
Hypothetical***	$1,000.00	$1,019.56	$5.63
Investor Class
Actual	$1,000.00	$1,072.10	$7.40
Hypothetical***	$1,000.00	$1,018.00	$7.20
A Class
Actual	$1,000.00	$1,071.40	$7.39
Hypothetical***	$1,000.00	$1,018.00	$7.20
C Class
Actual	$1,000.00	$1,067.60	$11.38
Hypothetical***	$1,000.00	$1,014.13	$11.09

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.04%, 1.11%, 1.42%, 1.42%, and 2.19% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon FundsSM

Expense Examples

December 31, 2020 (Unaudited)

American Beacon AHL TargetRisk Core Fund

	Beginning Account Value 12/16/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 12/16/2020-12/31/2020*
Y Class**
Actual	$1,000.00	$1,005.00	$0.45
Hypothetical***	$1,000.00	$1,001.60	$0.45
A Class**
Actual	$1,000.00	$1,004.00	$0.57
Hypothetical***	$1,000.00	$1,001.48	$0.57
C Class**
Actual	$1,000.00	$1,004.00	$0.88
Hypothetical***	$1,000.00	$1,001.17	$0.88
R6 Class**
Actual	$1,000.00	$1,005.00	$0.41
Hypothetical***	$1,000.00	$1,001.64	$0.41

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.09%, 1.39%, 2.14%, and 0.99% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (15) by days in the year (366) to reflect the half-year period.

**	Commencement operations on December 16, 2020.
***	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon AHL Managed Futures Strategy Fund (consolidated), American Beacon AHL TargetRisk Fund (consolidated), and American Beacon AHL TargetRisk Core Fund (collectively referred to as the “Funds”), (three of the funds constituting American Beacon Funds (the “Trust”)), including the (consolidated) schedules of investments, as of December 31, 2020, and the related (consolidated) statements of operations, changes in net assets, and financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the (consolidated) financial position of each of the Funds (three of the funds constituting American Beacon Funds) at December 31, 2020, and the (consolidated) results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon AHL Managed Futures Strategy Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

American Beacon AHL TargetRisk Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the two years in the period ended December 31, 2020 and for the day of December 31, 2018 (commencement of operations)

American Beacon AHL TargetRisk Core Fund	For the period from December 16, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 26, 2021

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 83.62%

U.S. Treasury Obligations - 83.62%
U.S. Treasury Bills,
0.093%, Due 1/14/2021	$50,000,000	$49,999,375
0.245%, Due 1/21/2021	15,000,000	14,999,681
0.133%, Due 1/28/2021	50,000,000	49,998,083
0.154%, Due 2/4/2021	50,000,000	49,997,632
0.116%, Due 2/11/2021A	85,000,000	84,994,617
0.089%, Due 2/25/2021	50,000,000	49,995,125
0.114%, Due 3/4/2021A	85,000,000	84,990,249
0.126%, Due 3/11/2021	50,000,000	49,993,125
0.105%, Due 3/18/2021A	85,000,000	84,987,935
0.091%, Due 4/15/2021	50,000,000	49,988,427
0.082%, Due 4/22/2021	50,000,000	49,988,000
0.085%, Due 5/6/2021A	90,000,000	89,974,838
0.098%, Due 5/13/2021A	90,000,000	89,973,797
0.084%, Due 6/3/2021A	95,000,000	94,967,245
U.S. Treasury Cash Management Bills, 0.102%, Due 2/18/2021	50,000,000	49,995,937

Total Short-Term Investments (Cost $944,799,517)		944,844,066

TOTAL INVESTMENTS - 83.62% (Cost $944,799,517)		944,844,066
OTHER ASSETS, NET OF LIABILITIES - 16.38%		185,099,604

TOTAL NET ASSETS - 100.00%		$1,129,943,670

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

B Fair valued pursuant to procedures approved by the Board of Trustees.

Long Futures Contracts Open on December 31, 2020:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	351	March 2021	$18,041,015	$18,181,800	$140,785
Cocoa FuturesA	116	March 2021	3,174,177	3,019,480	(154,697)
Coffee FuturesA	133	March 2021	6,153,657	6,396,469	242,812
Copper FuturesA	261	March 2021	21,633,127	22,961,475	1,328,348
Corn FuturesA	710	March 2021	15,234,024	17,182,000	1,947,976
Gasoline RBOB FuturesA	267	February 2021	15,137,702	15,812,862	675,160
Gold 100oz FuturesA	61	February 2021	11,512,349	11,560,110	47,761
Henry Hub Natural Gas FuturesA B	16	November 2021	120,940	111,840	(9,100)
Henry Hub Natural Gas FuturesA B	16	December 2021	120,940	116,520	(4,420)
Henry Hub Natural Gas FuturesA B	16	January 2021	120,940	120,240	(700)
Henry Hub Natural Gas FuturesA B	16	February 2022	120,940	117,560	(3,380)
Henry Hub Natural Gas FuturesA B	16	March 2022	120,940	111,680	(9,260)
KC Hard Red Winter Wheat FuturesA	235	March 2021	6,663,799	7,091,125	427,326
LME Copper FuturesA	138	January 2021	23,306,392	26,764,238	3,457,846
LME Copper FuturesA	63	February 2021	10,770,941	12,224,756	1,453,815
LME Lead FuturesA	44	January 2021	2,094,400	2,181,575	87,175
LME Lead FuturesA	76	February 2021	3,810,930	3,779,575	(31,355)
LME Lead FuturesA	20	March 2021	1,039,946	997,375	(42,571)
LME Nickel FuturesA	116	January 2021	10,700,963	11,530,284	829,321
LME Nickel FuturesA	34	February 2021	3,228,454	3,383,748	155,294
LME Nickel FuturesA	12	March 2021	1,185,411	1,195,776	10,365
LME Primary Aluminum FuturesA	612	January 2021	28,699,230	30,278,700	1,579,470

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
LME Primary Aluminum FuturesA	347	February 2021	$16,562,978	$17,133,125	$570,147
LME Primary Aluminum FuturesA	35	March 2021	1,746,828	1,730,312	(16,516)
LME Zinc FuturesA	265	January 2021	16,671,109	18,108,311	1,437,202
LME Zinc FuturesA	73	February 2021	4,659,493	5,003,840	344,347
Low Sulphur Gasoil FuturesA	213	January 2021	8,539,058	8,961,975	422,917
Low Sulphur Gasoil FuturesA	7	February 2021	300,658	296,099	(4,559)
NY Harbor ULSD FuturesA	140	February 2021	8,608,401	8,725,920	117,519
Silver FuturesA	182	March 2021	22,609,232	24,034,920	1,425,688
Soybean FuturesA	350	March 2021	21,321,776	22,942,500	1,620,724
Sugar #11 World FuturesA	666	March 2021	10,782,912	11,554,301	771,389
WTI Crude FuturesA	373	February 2021	17,419,842	18,097,960	678,118

			$312,213,504	$331,708,451	$19,494,947

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Austrailian Dollar Currency Futures	1,910	March 2021	$142,345,132	$147,070,000	$4,724,868
British Pound Currency Futures	867	March 2021	73,003,842	74,014,707	1,010,865
Canadian Dollar Currency Futures	1,573	March 2021	122,537,904	123,228,819	690,915
Euro Currency Futures	1,400	March 2021	213,113,114	214,305,000	1,191,886
Japanese Yen Currency Futures	1,322	March 2021	159,402,667	160,110,725	708,058
Mexican Peso Futures	2,422	March 2021	60,249,023	60,235,140	(13,883)
New Zealand Dollar Currency Futures	848	March 2021	60,038,558	60,954,240	915,682
Swiss Franc Currency Futures	219	March 2021	30,846,473	30,993,975	147,502

			$861,536,713	$870,912,606	$9,375,893

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	103	January 2021	$15,585,150	$15,716,917	$131,767
CAC40 Index Futures	241	January 2021	16,404,459	16,316,627	(87,832)
DAX Index Futures	66	March 2021	27,076,607	27,708,124	631,517
E-mini Russell 2000 Index Futures	249	March 2021	23,829,914	24,586,260	756,346
Euro Stoxx 50 Index Futures	754	March 2021	32,657,934	32,699,907	41,973
FTSE 100 Index Futures	218	March 2021	19,255,068	19,138,994	(116,074)
FTSE Taiwan Index Futures	513	January 2021	25,801,954	26,178,390	376,436
FTSE/JSE Top 40 Index Futures	1,110	March 2021	41,483,138	41,259,973	(223,165)
FTSE/MIB Index Futures	152	March 2021	20,222,670	20,545,760	323,090
Hang Seng China Enterprises Index Futures	385	January 2021	25,875,086	26,571,503	696,417
Hang Seng Index Futures	220	January 2021	37,497,612	38,621,210	1,123,598
KOSPI 200 Index Futures	544	March 2021	45,313,115	48,719,875	3,406,760
Mini MSCI EAFE Index Futures	216	March 2021	22,766,095	23,012,640	246,545
Mini MSCI Emerging Markets Index Futures	393	March 2021	24,667,694	25,313,130	645,436
NASDAQ 100 E-Mini Futures	109	March 2021	27,012,405	28,090,390	1,077,985
Nikkei 225 (SGX) Futures	230	March 2021	29,763,075	30,616,920	853,845
OMXS30 Index Futures	661	January 2021	15,181,879	15,089,738	(92,141)
S&P 500 E-Mini Index Futures	310	March 2021	56,710,872	58,106,400	1,395,528
S&P/TSX 60 Index Futures	208	March 2021	33,944,349	33,625,768	(318,581)
SPI 200 Futures	410	March 2021	52,075,520	51,656,925	(418,595)
TOPIX Index Futures	190	March 2021	32,497,533	33,204,687	707,154

			$625,622,129	$636,780,138	$11,158,009

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	1,116	March 2022	$342,715,649	$342,714,995	$(654)
3-Month Euro Euribor Futures	666	December 2022	204,534,026	204,482,784	(51,242)
3-Month Euro Euribor Futures	636	September 2023	195,223,660	195,184,439	(39,221)
90-Day Eurodollar Futures	889	March 2022	221,817,875	221,849,950	32,075
90-Day Eurodollar Futures	1,718	December 2022	428,303,115	428,404,775	101,660
90-Day Eurodollar Futures	1,619	September 2023	402,907,849	402,989,337	81,488
90-Day Sterling Futures	3,537	March 2022	604,246,209	604,607,125	360,916
90-Day Sterling Futures	826	December 2022	141,075,562	141,152,099	76,537
Australian 10-Year Bond Futures	257	March 2021	29,177,472	29,171,306	(6,166)
Euro-Bund Futures	445	March 2021	96,668,004	96,571,195	(96,809)
Euro-Buxl 30-Year Bond Futures	76	March 2021	20,825,786	20,912,499	86,713
Japanese 10-Year Government Bond Futures	22	March 2021	32,397,906	32,368,796	(29,110)
Long GILT Futures	285	March 2021	52,807,013	52,825,051	18,038
U.S. Treasury 10-Year Note Futures	659	March 2021	90,937,210	90,993,485	56,275
U.S. Treasury 2-Year Note Futures	1,260	March 2021	278,386,080	278,430,468	44,388
U.S. Treasury 5-Year Note Futures	693	March 2021	87,336,510	87,431,696	95,186

			$3,229,359,926	$3,230,090,000	$730,074

Short Futures Contracts Open on December 31, 2020:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Henry Hub Natural Gas FuturesA B	12	April 2021	$(75,345)	$(76,140)	$(795)
Henry Hub Natural Gas FuturesA B	12	May 2021	(75,345)	(76,650)	(1,305)
Henry Hub Natural Gas FuturesA B	12	June 2021	(75,345)	(78,330)	(2,985)
Henry Hub Natural Gas FuturesA B	12	July 2021	(75,345)	(80,550)	(5,205)
Henry Hub Natural Gas FuturesA B	12	August 2021	(75,345)	(81,450)	(6,105)
Henry Hub Natural Gas FuturesA B	12	September 2021	(75,345)	(81,360)	(6,015)
Henry Hub Natural Gas FuturesA B	12	October 2021	(75,345)	(82,230)	(6,885)
LME Copper FuturesA	71	January 2021	(12,753,150)	(13,770,006)	(1,016,856)
LME Lead FuturesA	44	January 2021	(1,941,348)	(2,181,575)	(240,227)
LME Lead FuturesA	32	February 2021	(1,557,493)	(1,591,400)	(33,907)
LME Nickel FuturesA	71	January 2021	(6,862,799)	(7,057,329)	(194,530)
LME Primary Aluminum FuturesA	457	January 2021	(22,701,297)	(22,610,075)	91,222
LME Zinc FuturesA	111	January 2021	(7,620,229)	(7,584,991)	35,238
Natural Gas FuturesA	783	February 2021	(20,895,863)	(19,880,370)	1,015,493

			$(74,859,594)	$(75,232,456)	$(372,862)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
U.S. Dollar Index Futures	1,105	March 2021	$(100,114,347)	$(99,332,870)	$781,477

			$(100,114,347)	$(99,332,870)	$781,477

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl Futures	327	March 2021	$(53,993,206)	$(54,001,650)	$(8,444)
Euro-Schatz Futures	1,055	March 2021	(144,712,185)	(144,704,605)	7,580
U.S. Long Bond Futures	112	March 2021	(19,405,771)	(19,397,000)	8,771
U.S. Ultra Bond Futures	45	March 2021	(9,628,592)	(9,610,312)	18,280

			$(227,739,754)	$(227,713,567)	$26,187

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Forward Foreign Currency Contracts Open on December 31, 2020:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KRW	276,189	USD	272,990	1/8/2021	DUB	$3,199	$-	$3,199
KRW	368,251	USD	362,256	1/8/2021	DUB	5,995	-	5,995
KRW	368,251	USD	361,686	1/8/2021	DUB	6,565	-	6,565
KRW	368,251	USD	362,204	1/8/2021	DUB	6,047	-	6,047
KRW	368,251	USD	361,801	1/8/2021	DUB	6,450	-	6,450
KRW	460,314	USD	452,041	1/8/2021	DUB	8,273	-	8,273
KRW	552,377	USD	543,075	1/8/2021	DUB	9,302	-	9,302
KRW	552,377	USD	543,212	1/8/2021	DUB	9,165	-	9,165
KRW	552,377	USD	543,273	1/8/2021	DUB	9,104	-	9,104
KRW	552,377	USD	543,519	1/8/2021	DUB	8,858	-	8,858
KRW	552,377	USD	543,399	1/8/2021	DUB	8,978	-	8,978
KRW	552,377	USD	543,572	1/8/2021	DUB	8,805	-	8,805
KRW	644,440	USD	633,613	1/8/2021	DUB	10,827	-	10,827
KRW	736,503	USD	723,962	1/8/2021	DUB	12,541	-	12,541
KRW	828,566	USD	814,370	1/8/2021	DUB	14,196	-	14,196
KRW	1,380,943	USD	1,356,962	1/8/2021	DUB	23,981	-	23,981
KRW	1,749,194	USD	1,751,103	1/8/2021	DUB	-	(1,909)	(1,909)
KRW	33,473,299	USD	33,136,366	1/8/2021	DUB	336,933	-	336,933
KRW	34,745,284	USD	34,392,068	1/8/2021	DUB	353,216	-	353,216
USD	26,246,120	KRW	26,468,074	1/8/2021	DUB	-	(221,954)	(221,954)
USD	20,127,796	KRW	20,299,862	1/8/2021	DUB	-	(172,066)	(172,066)
USD	3,139,398	KRW	3,130,137	1/8/2021	DUB	9,261	-	9,261
USD	2,494,572	KRW	2,485,697	1/8/2021	DUB	8,875	-	8,875
USD	2,213,839	KRW	2,209,509	1/8/2021	DUB	4,330	-	4,330
USD	2,084,504	KRW	2,117,446	1/8/2021	DUB	-	(32,942)	(32,942)
USD	1,715,219	KRW	1,749,194	1/8/2021	DUB	-	(33,975)	(33,975)
USD	1,627,354	KRW	1,657,132	1/8/2021	DUB	-	(29,778)	(29,778)
USD	1,630,347	KRW	1,657,132	1/8/2021	DUB	-	(26,785)	(26,785)
USD	1,638,121	KRW	1,657,132	1/8/2021	DUB	-	(19,011)	(19,011)
USD	1,444,422	KRW	1,473,006	1/8/2021	DUB	-	(28,584)	(28,584)
USD	1,447,270	KRW	1,473,006	1/8/2021	DUB	-	(25,736)	(25,736)
USD	1,084,197	KRW	1,104,754	1/8/2021	DUB	-	(20,557)	(20,557)
USD	1,092,388	KRW	1,104,754	1/8/2021	DUB	-	(12,366)	(12,366)
USD	908,925	KRW	920,629	1/8/2021	DUB	-	(11,704)	(11,704)
USD	816,942	KRW	828,566	1/8/2021	DUB	-	(11,624)	(11,624)
USD	816,764	KRW	828,566	1/8/2021	DUB	-	(11,802)	(11,802)
USD	726,460	KRW	736,503	1/8/2021	DUB	-	(10,043)	(10,043)
USD	635,907	KRW	644,440	1/8/2021	DUB	-	(8,533)	(8,533)
USD	631,775	KRW	644,440	1/8/2021	DUB	-	(12,665)	(12,665)
USD	631,547	KRW	644,440	1/8/2021	DUB	-	(12,893)	(12,893)
USD	646,019	KRW	644,440	1/8/2021	DUB	1,579	-	1,579
USD	601,994	KRW	613,752	1/8/2021	DUB	-	(11,758)	(11,758)
USD	567,331	KRW	575,393	1/8/2021	DUB	-	(8,062)	(8,062)
USD	453,632	KRW	460,314	1/8/2021	DUB	-	(6,682)	(6,682)
USD	454,992	KRW	460,314	1/8/2021	DUB	-	(5,322)	(5,322)
USD	363,273	KRW	368,251	1/8/2021	DUB	-	(4,978)	(4,978)
USD	361,265	KRW	368,251	1/8/2021	DUB	-	(6,986)	(6,986)
USD	363,527	KRW	368,251	1/8/2021	DUB	-	(4,724)	(4,724)
USD	270,900	KRW	276,189	1/8/2021	DUB	-	(5,289)	(5,289)
USD	210,875	KRW	214,813	1/8/2021	DUB	-	(3,938)	(3,938)
USD	181,754	KRW	184,126	1/8/2021	DUB	-	(2,372)	(2,372)
USD	181,763	KRW	184,126	1/8/2021	DUB	-	(2,363)	(2,363)
USD	90,586	KRW	92,063	1/8/2021	DUB	-	(1,477)	(1,477)
USD	90,275	KRW	92,063	1/8/2021	DUB	-	(1,788)	(1,788)
USD	90,303	KRW	92,063	1/8/2021	DUB	-	(1,760)	(1,760)
USD	90,882	KRW	92,063	1/8/2021	DUB	-	(1,181)	(1,181)
USD	92,431	KRW	92,063	1/8/2021	DUB	368	-	368

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	68,078	KRW	69,047	1/8/2021	DUB	$-	$(969)	$(969)
PHP	10,729	USD	10,684	1/12/2021	DUB	45	-	45
TWD	88,977	USD	88,035	1/12/2021	DUB	942	-	942
TWD	88,977	USD	89,497	1/12/2021	DUB	-	(520)	(520)
TWD	88,977	USD	89,405	1/12/2021	DUB	-	(428)	(428)
TWD	88,977	USD	89,497	1/12/2021	DUB	-	(520)	(520)
PHP	104,107	USD	104,025	1/12/2021	DUB	82	-	82
PHP	156,161	USD	155,583	1/12/2021	DUB	578	-	578
PHP	156,161	USD	155,612	1/12/2021	DUB	549	-	549
TWD	177,954	USD	179,207	1/12/2021	DUB	-	(1,253)	(1,253)
TWD	177,954	USD	178,775	1/12/2021	DUB	-	(821)	(821)
TWD	177,954	USD	179,104	1/12/2021	DUB	-	(1,150)	(1,150)
PHP	208,214	USD	208,039	1/12/2021	DUB	175	-	175
PHP	260,268	USD	260,124	1/12/2021	DUB	144	-	144
PHP	260,268	USD	259,331	1/12/2021	DUB	937	-	937
PHP	260,268	USD	259,401	1/12/2021	DUB	867	-	867
TWD	266,931	USD	267,208	1/12/2021	DUB	-	(277)	(277)
TWD	266,931	USD	268,225	1/12/2021	DUB	-	(1,294)	(1,294)
TWD	266,931	USD	268,047	1/12/2021	DUB	-	(1,116)	(1,116)
TWD	266,931	USD	267,828	1/12/2021	DUB	-	(897)	(897)
TWD	355,908	USD	357,987	1/12/2021	DUB	-	(2,079)	(2,079)
TWD	355,908	USD	356,320	1/12/2021	DUB	-	(412)	(412)
INR	410,214	USD	406,205	1/12/2021	DUB	4,009	-	4,009
TWD	444,885	USD	445,834	1/12/2021	DUB	-	(949)	(949)
TWD	444,885	USD	447,580	1/12/2021	DUB	-	(2,695)	(2,695)
PHP	457,753	USD	455,991	1/12/2021	DUB	1,762	-	1,762
TWD	711,816	USD	713,827	1/12/2021	DUB	-	(2,011)	(2,011)
INR	820,429	USD	812,260	1/12/2021	DUB	8,169	-	8,169
TWD	889,770	USD	891,538	1/12/2021	DUB	-	(1,768)	(1,768)
INR	1,059,720	USD	1,049,814	1/12/2021	DUB	9,906	-	9,906
INR	1,059,720	USD	1,049,922	1/12/2021	DUB	9,798	-	9,798
TWD	1,067,724	USD	1,072,655	1/12/2021	DUB	-	(4,931)	(4,931)
TWD	1,156,701	USD	1,163,707	1/12/2021	DUB	-	(7,006)	(7,006)
TWD	1,156,701	USD	1,163,332	1/12/2021	DUB	-	(6,631)	(6,631)
TWD	1,156,701	USD	1,161,336	1/12/2021	DUB	-	(4,635)	(4,635)
TWD	1,245,678	USD	1,250,983	1/12/2021	DUB	-	(5,305)	(5,305)
TWD	1,334,655	USD	1,340,626	1/12/2021	DUB	-	(5,971)	(5,971)
TWD	1,334,655	USD	1,340,435	1/12/2021	DUB	-	(5,780)	(5,780)
TWD	1,334,655	USD	1,337,900	1/12/2021	DUB	-	(3,245)	(3,245)
TWD	1,601,586	USD	1,608,062	1/12/2021	DUB	-	(6,476)	(6,476)
INR	1,709,226	USD	1,688,824	1/12/2021	DUB	20,402	-	20,402
TWD	1,868,517	USD	1,877,145	1/12/2021	DUB	-	(8,628)	(8,628)
INR	1,914,334	USD	1,899,610	1/12/2021	DUB	14,724	-	14,724
INR	1,914,334	USD	1,893,758	1/12/2021	DUB	20,576	-	20,576
INR	1,948,518	USD	1,928,151	1/12/2021	DUB	20,367	-	20,367
INR	2,051,072	USD	2,030,658	1/12/2021	DUB	20,414	-	20,414
INR	2,085,256	USD	2,066,255	1/12/2021	DUB	19,001	-	19,001
TWD	2,135,448	USD	2,142,934	1/12/2021	DUB	-	(7,486)	(7,486)
TWD	2,224,425	USD	2,229,436	1/12/2021	DUB	-	(5,011)	(5,011)
TWD	2,758,287	USD	2,770,826	1/12/2021	DUB	-	(12,539)	(12,539)
TWD	3,203,172	USD	3,221,765	1/12/2021	DUB	-	(18,593)	(18,593)
INR	22,459,235	USD	22,199,546	1/12/2021	DUB	259,689	-	259,689
USD	17,926,581	TWD	17,884,376	1/12/2021	DUB	42,205	-	42,205
USD	1,717,641	PHP	1,717,766	1/12/2021	DUB	-	(125)	(125)
USD	1,323,452	TWD	1,334,655	1/12/2021	DUB	-	(11,203)	(11,203)
USD	980,567	TWD	978,747	1/12/2021	DUB	1,820	-	1,820
USD	802,266	TWD	800,793	1/12/2021	DUB	1,473	-	1,473
USD	802,093	TWD	800,793	1/12/2021	DUB	1,300	-	1,300

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	533,738	TWD	533,862	1/12/2021	DUB	$-	$(124)	$(124)
USD	445,951	TWD	444,885	1/12/2021	DUB	1,066	-	1,066
USD	356,532	TWD	355,908	1/12/2021	DUB	624	-	624
USD	356,290	TWD	355,908	1/12/2021	DUB	382	-	382
USD	356,417	TWD	355,908	1/12/2021	DUB	509	-	509
USD	356,162	TWD	355,908	1/12/2021	DUB	254	-	254
USD	356,214	TWD	355,908	1/12/2021	DUB	306	-	306
USD	267,264	TWD	266,931	1/12/2021	DUB	333	-	333
USD	267,370	TWD	266,931	1/12/2021	DUB	439	-	439
USD	267,008	TWD	266,931	1/12/2021	DUB	77	-	77
USD	267,008	TWD	266,931	1/12/2021	DUB	77	-	77
USD	267,109	TWD	266,931	1/12/2021	DUB	178	-	178
USD	267,189	TWD	266,931	1/12/2021	DUB	258	-	258
USD	178,167	TWD	177,954	1/12/2021	DUB	213	-	213
USD	178,272	TWD	177,954	1/12/2021	DUB	318	-	318
USD	178,192	TWD	177,954	1/12/2021	DUB	238	-	238
USD	178,126	TWD	177,954	1/12/2021	DUB	172	-	172
USD	178,125	TWD	177,954	1/12/2021	DUB	171	-	171
USD	178,235	TWD	177,954	1/12/2021	DUB	281	-	281
USD	178,018	TWD	177,954	1/12/2021	DUB	64	-	64
USD	178,006	TWD	177,954	1/12/2021	DUB	52	-	52
USD	177,939	TWD	177,954	1/12/2021	DUB	-	(15)	(15)
USD	178,006	TWD	177,954	1/12/2021	DUB	52	-	52
USD	178,006	TWD	177,954	1/12/2021	DUB	52	-	52
USD	178,006	TWD	177,954	1/12/2021	DUB	52	-	52
USD	156,091	PHP	156,161	1/12/2021	DUB	-	(70)	(70)
USD	89,142	TWD	88,977	1/12/2021	DUB	165	-	165
USD	89,133	TWD	88,977	1/12/2021	DUB	156	-	156
USD	89,120	TWD	88,977	1/12/2021	DUB	143	-	143
USD	89,100	TWD	88,977	1/12/2021	DUB	123	-	123
USD	89,003	TWD	88,977	1/12/2021	DUB	26	-	26
USD	11,728,799	KRW	11,776,621	1/14/2021	DUB	-	(47,822)	(47,822)
PHP	52,036	USD	51,860	1/26/2021	DUB	176	-	176
PHP	52,036	USD	51,854	1/26/2021	DUB	182	-	182
PHP	52,036	USD	51,863	1/26/2021	DUB	173	-	173
PHP	52,036	USD	51,874	1/26/2021	DUB	162	-	162
TWD	88,982	USD	90,012	1/26/2021	DUB	-	(1,030)	(1,030)
PHP	104,071	USD	103,726	1/26/2021	DUB	345	-	345
PHP	104,071	USD	103,719	1/26/2021	DUB	352	-	352
PHP	104,071	USD	103,726	1/26/2021	DUB	345	-	345
PHP	104,071	USD	103,750	1/26/2021	DUB	321	-	321
PHP	156,107	USD	155,634	1/26/2021	DUB	473	-	473
PHP	156,107	USD	155,480	1/26/2021	DUB	627	-	627
PHP	156,107	USD	155,531	1/26/2021	DUB	576	-	576
PHP	156,107	USD	155,560	1/26/2021	DUB	547	-	547
TWD	177,964	USD	179,766	1/26/2021	DUB	-	(1,802)	(1,802)
TWD	444,909	USD	449,737	1/26/2021	DUB	-	(4,828)	(4,828)
PHP	18,056,318	USD	17,986,730	1/26/2021	DUB	69,588	-	69,588
USD	357,964	TWD	355,928	1/26/2021	DUB	2,036	-	2,036
USD	179,060	TWD	177,964	1/26/2021	DUB	1,096	-	1,096
USD	89,575	TWD	88,982	1/26/2021	DUB	593	-	593
USD	89,533	TWD	88,982	1/26/2021	DUB	551	-	551
INR	24,983,042	USD	24,776,202	1/27/2021	DUB	206,840	-	206,840
KRW	92,082	USD	91,581	2/9/2021	DUB	501	-	501
KRW	1,197,069	USD	1,197,936	2/9/2021	DUB	-	(867)	(867)
KRW	1,289,151	USD	1,284,073	2/9/2021	DUB	5,078	-	5,078
KRW	1,473,316	USD	1,465,873	2/9/2021	DUB	7,443	-	7,443
KRW	1,565,398	USD	1,566,055	2/9/2021	DUB	-	(657)	(657)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
KRW	1,565,398	USD	1,563,578	2/9/2021	DUB	$1,820	$-	$1,820
PHP	1,716,556	USD	1,715,676	2/9/2021	DUB	880	-	880
KRW	1,749,563	USD	1,749,363	2/9/2021	DUB	200	-	200
KRW	1,841,645	USD	1,836,581	2/9/2021	DUB	5,064	-	5,064
TWD	17,886,381	USD	18,021,087	2/9/2021	DUB	-	(134,706)	(134,706)
KRW	20,304,135	USD	20,126,877	2/9/2021	DUB	177,258	-	177,258
KRW	26,473,645	USD	26,244,922	2/9/2021	DUB	228,723	-	228,723
USD	269,419	TWD	266,961	2/9/2021	DUB	2,458	-	2,458
BRL	19,252	USD	18,874	1/5/2021	HUS	378	-	378
BRL	19,252	USD	18,874	1/5/2021	HUS	378	-	378
BRL	19,252	USD	19,095	1/5/2021	HUS	157	-	157
BRL	19,252	USD	19,101	1/5/2021	HUS	151	-	151
BRL	19,252	USD	19,303	1/5/2021	HUS	-	(51)	(51)
BRL	19,252	USD	19,357	1/5/2021	HUS	-	(105)	(105)
BRL	19,252	USD	19,360	1/5/2021	HUS	-	(108)	(108)
BRL	19,252	USD	19,358	1/5/2021	HUS	-	(106)	(106)
BRL	19,252	USD	19,378	1/5/2021	HUS	-	(126)	(126)
BRL	19,252	USD	19,364	1/5/2021	HUS	-	(112)	(112)
BRL	19,252	USD	19,377	1/5/2021	HUS	-	(125)	(125)
BRL	19,252	USD	19,403	1/5/2021	HUS	-	(151)	(151)
BRL	19,252	USD	19,417	1/5/2021	HUS	-	(165)	(165)
BRL	19,252	USD	19,343	1/5/2021	HUS	-	(91)	(91)
BRL	19,252	USD	19,353	1/5/2021	HUS	-	(101)	(101)
BRL	19,252	USD	19,341	1/5/2021	HUS	-	(89)	(89)
BRL	19,252	USD	19,327	1/5/2021	HUS	-	(75)	(75)
BRL	19,252	USD	19,384	1/5/2021	HUS	-	(132)	(132)
BRL	19,252	USD	19,401	1/5/2021	HUS	-	(149)	(149)
BRL	19,252	USD	18,507	1/5/2021	HUS	745	-	745
BRL	19,252	USD	18,505	1/5/2021	HUS	747	-	747
BRL	19,252	USD	18,504	1/5/2021	HUS	748	-	748
BRL	19,252	USD	18,509	1/5/2021	HUS	743	-	743
BRL	19,252	USD	18,510	1/5/2021	HUS	742	-	742
BRL	19,252	USD	19,598	1/5/2021	HUS	-	(346)	(346)
BRL	19,252	USD	19,607	1/5/2021	HUS	-	(355)	(355)
BRL	19,252	USD	19,310	1/5/2021	HUS	-	(58)	(58)
BRL	19,252	USD	18,681	1/5/2021	HUS	571	-	571
BRL	19,252	USD	18,662	1/5/2021	HUS	590	-	590
BRL	19,252	USD	18,679	1/5/2021	HUS	573	-	573
BRL	19,252	USD	18,679	1/5/2021	HUS	573	-	573
BRL	19,252	USD	18,703	1/5/2021	HUS	549	-	549
BRL	19,252	USD	18,720	1/5/2021	HUS	532	-	532
BRL	19,252	USD	18,807	1/5/2021	HUS	445	-	445
BRL	19,252	USD	18,675	1/5/2021	HUS	577	-	577
BRL	19,252	USD	18,634	1/5/2021	HUS	618	-	618
BRL	19,252	USD	18,633	1/5/2021	HUS	619	-	619
BRL	19,252	USD	18,789	1/5/2021	HUS	463	-	463
BRL	19,252	USD	18,798	1/5/2021	HUS	454	-	454
BRL	19,252	USD	18,884	1/5/2021	HUS	368	-	368
BRL	19,252	USD	19,383	1/5/2021	HUS	-	(131)	(131)
BRL	19,252	USD	19,376	1/5/2021	HUS	-	(124)	(124)
BRL	19,252	USD	19,381	1/5/2021	HUS	-	(129)	(129)
BRL	19,252	USD	18,510	1/5/2021	HUS	742	-	742
BRL	19,252	USD	18,510	1/5/2021	HUS	742	-	742
BRL	19,252	USD	18,507	1/5/2021	HUS	745	-	745
BRL	19,252	USD	18,508	1/5/2021	HUS	744	-	744
BRL	38,505	USD	37,751	1/5/2021	HUS	754	-	754
BRL	38,505	USD	37,729	1/5/2021	HUS	776	-	776
BRL	38,505	USD	37,756	1/5/2021	HUS	749	-	749

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	38,505	USD	37,768	1/5/2021	HUS	$737	$-	$737
BRL	38,505	USD	37,758	1/5/2021	HUS	747	-	747
BRL	38,505	USD	38,209	1/5/2021	HUS	296	-	296
BRL	38,505	USD	38,183	1/5/2021	HUS	322	-	322
BRL	38,505	USD	38,232	1/5/2021	HUS	273	-	273
BRL	38,505	USD	38,204	1/5/2021	HUS	301	-	301
BRL	38,505	USD	38,722	1/5/2021	HUS	-	(217)	(217)
BRL	38,505	USD	38,689	1/5/2021	HUS	-	(184)	(184)
BRL	38,505	USD	38,765	1/5/2021	HUS	-	(260)	(260)
BRL	38,505	USD	38,783	1/5/2021	HUS	-	(278)	(278)
BRL	38,505	USD	38,217	1/5/2021	HUS	288	-	288
BRL	38,505	USD	38,829	1/5/2021	HUS	-	(324)	(324)
BRL	38,505	USD	38,788	1/5/2021	HUS	-	(283)	(283)
BRL	38,505	USD	38,615	1/5/2021	HUS	-	(110)	(110)
BRL	38,505	USD	38,614	1/5/2021	HUS	-	(109)	(109)
BRL	38,505	USD	38,623	1/5/2021	HUS	-	(118)	(118)
BRL	38,505	USD	37,375	1/5/2021	HUS	1,130	-	1,130
BRL	38,505	USD	37,386	1/5/2021	HUS	1,119	-	1,119
BRL	38,505	USD	37,392	1/5/2021	HUS	1,113	-	1,113
BRL	38,505	USD	37,372	1/5/2021	HUS	1,133	-	1,133
BRL	38,505	USD	37,427	1/5/2021	HUS	1,078	-	1,078
BRL	38,505	USD	37,402	1/5/2021	HUS	1,103	-	1,103
BRL	38,505	USD	37,602	1/5/2021	HUS	903	-	903
BRL	38,505	USD	37,567	1/5/2021	HUS	938	-	938
BRL	38,505	USD	37,412	1/5/2021	HUS	1,093	-	1,093
BRL	38,505	USD	37,414	1/5/2021	HUS	1,091	-	1,091
BRL	38,505	USD	37,449	1/5/2021	HUS	1,056	-	1,056
BRL	38,505	USD	37,592	1/5/2021	HUS	913	-	913
BRL	57,757	USD	56,914	1/5/2021	HUS	843	-	843
BRL	57,757	USD	57,363	1/5/2021	HUS	394	-	394
BRL	57,757	USD	57,332	1/5/2021	HUS	425	-	425
BRL	57,757	USD	57,310	1/5/2021	HUS	447	-	447
BRL	57,757	USD	57,341	1/5/2021	HUS	416	-	416
BRL	57,757	USD	58,074	1/5/2021	HUS	-	(317)	(317)
BRL	57,757	USD	58,196	1/5/2021	HUS	-	(439)	(439)
BRL	57,757	USD	58,185	1/5/2021	HUS	-	(428)	(428)
BRL	57,757	USD	58,117	1/5/2021	HUS	-	(360)	(360)
BRL	57,757	USD	58,087	1/5/2021	HUS	-	(330)	(330)
BRL	57,757	USD	58,101	1/5/2021	HUS	-	(344)	(344)
BRL	57,757	USD	56,072	1/5/2021	HUS	1,685	-	1,685
BRL	57,757	USD	56,378	1/5/2021	HUS	1,379	-	1,379
BRL	57,757	USD	56,360	1/5/2021	HUS	1,397	-	1,397
BRL	57,757	USD	56,190	1/5/2021	HUS	1,567	-	1,567
BRL	57,757	USD	56,445	1/5/2021	HUS	1,312	-	1,312
BRL	57,757	USD	56,409	1/5/2021	HUS	1,348	-	1,348
BRL	57,757	USD	56,388	1/5/2021	HUS	1,369	-	1,369
BRL	77,009	USD	74,136	1/5/2021	HUS	2,873	-	2,873
BRL	77,009	USD	73,709	1/5/2021	HUS	3,300	-	3,300
BRL	77,009	USD	73,725	1/5/2021	HUS	3,284	-	3,284
BRL	77,009	USD	73,722	1/5/2021	HUS	3,287	-	3,287
BRL	77,009	USD	76,409	1/5/2021	HUS	600	-	600
BRL	77,009	USD	77,439	1/5/2021	HUS	-	(430)	(430)
BRL	77,009	USD	77,431	1/5/2021	HUS	-	(422)	(422)
BRL	77,009	USD	77,440	1/5/2021	HUS	-	(431)	(431)
BRL	77,009	USD	77,426	1/5/2021	HUS	-	(417)	(417)
BRL	77,009	USD	77,427	1/5/2021	HUS	-	(418)	(418)
BRL	77,009	USD	77,492	1/5/2021	HUS	-	(483)	(483)
BRL	77,009	USD	76,476	1/5/2021	HUS	533	-	533

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	77,009	USD	77,501	1/5/2021	HUS	$-	$(492)	$(492)
BRL	77,009	USD	77,474	1/5/2021	HUS	-	(465)	(465)
BRL	77,009	USD	75,187	1/5/2021	HUS	1,822	-	1,822
BRL	96,261	USD	92,074	1/5/2021	HUS	4,187	-	4,187
BRL	96,261	USD	92,685	1/5/2021	HUS	3,576	-	3,576
BRL	96,261	USD	92,081	1/5/2021	HUS	4,180	-	4,180
BRL	96,261	USD	92,164	1/5/2021	HUS	4,097	-	4,097
BRL	96,261	USD	92,164	1/5/2021	HUS	4,097	-	4,097
BRL	96,261	USD	92,460	1/5/2021	HUS	3,801	-	3,801
BRL	96,261	USD	95,522	1/5/2021	HUS	739	-	739
BRL	96,261	USD	96,800	1/5/2021	HUS	-	(539)	(539)
BRL	96,261	USD	92,234	1/5/2021	HUS	4,027	-	4,027
BRL	96,261	USD	96,923	1/5/2021	HUS	-	(662)	(662)
BRL	96,261	USD	96,798	1/5/2021	HUS	-	(537)	(537)
BRL	96,261	USD	96,823	1/5/2021	HUS	-	(562)	(562)
BRL	115,513	USD	110,580	1/5/2021	HUS	4,933	-	4,933
BRL	115,513	USD	110,555	1/5/2021	HUS	4,958	-	4,958
BRL	115,513	USD	110,537	1/5/2021	HUS	4,976	-	4,976
BRL	115,513	USD	110,605	1/5/2021	HUS	4,908	-	4,908
BRL	115,513	USD	114,760	1/5/2021	HUS	753	-	753
BRL	115,513	USD	114,630	1/5/2021	HUS	883	-	883
BRL	115,513	USD	114,665	1/5/2021	HUS	848	-	848
BRL	115,513	USD	114,785	1/5/2021	HUS	728	-	728
BRL	115,513	USD	116,947	1/5/2021	HUS	-	(1,434)	(1,434)
BRL	115,513	USD	116,150	1/5/2021	HUS	-	(637)	(637)
BRL	115,513	USD	110,523	1/5/2021	HUS	4,990	-	4,990
BRL	115,513	USD	114,739	1/5/2021	HUS	774	-	774
BRL	115,513	USD	116,173	1/5/2021	HUS	-	(660)	(660)
BRL	115,513	USD	116,368	1/5/2021	HUS	-	(855)	(855)
BRL	115,513	USD	116,231	1/5/2021	HUS	-	(718)	(718)
BRL	134,766	USD	128,998	1/5/2021	HUS	5,768	-	5,768
BRL	134,766	USD	129,102	1/5/2021	HUS	5,664	-	5,664
BRL	134,766	USD	133,943	1/5/2021	HUS	823	-	823
BRL	134,766	USD	133,760	1/5/2021	HUS	1,006	-	1,006
BRL	134,766	USD	129,652	1/5/2021	HUS	5,114	-	5,114
BRL	134,766	USD	129,592	1/5/2021	HUS	5,174	-	5,174
BRL	134,766	USD	133,692	1/5/2021	HUS	1,074	-	1,074
BRL	134,766	USD	133,850	1/5/2021	HUS	916	-	916
BRL	154,018	USD	147,569	1/5/2021	HUS	6,449	-	6,449
BRL	154,018	USD	147,485	1/5/2021	HUS	6,533	-	6,533
BRL	154,018	USD	147,427	1/5/2021	HUS	6,591	-	6,591
BRL	154,018	USD	152,949	1/5/2021	HUS	1,069	-	1,069
BRL	154,018	USD	156,074	1/5/2021	HUS	-	(2,056)	(2,056)
BRL	154,018	USD	148,346	1/5/2021	HUS	5,672	-	5,672
BRL	154,018	USD	148,236	1/5/2021	HUS	5,782	-	5,782
BRL	173,270	USD	171,086	1/5/2021	HUS	2,184	-	2,184
BRL	173,270	USD	172,216	1/5/2021	HUS	1,054	-	1,054
BRL	192,522	USD	185,139	1/5/2021	HUS	7,383	-	7,383
BRL	192,522	USD	184,369	1/5/2021	HUS	8,153	-	8,153
BRL	192,522	USD	185,410	1/5/2021	HUS	7,112	-	7,112
BRL	192,522	USD	185,429	1/5/2021	HUS	7,093	-	7,093
BRL	192,522	USD	184,243	1/5/2021	HUS	8,279	-	8,279
BRL	192,522	USD	191,204	1/5/2021	HUS	1,318	-	1,318
BRL	192,522	USD	184,267	1/5/2021	HUS	8,255	-	8,255
BRL	192,522	USD	191,257	1/5/2021	HUS	1,265	-	1,265
BRL	211,775	USD	203,666	1/5/2021	HUS	8,109	-	8,109
BRL	211,775	USD	202,549	1/5/2021	HUS	9,226	-	9,226
BRL	211,775	USD	202,818	1/5/2021	HUS	8,957	-	8,957
BRL	211,775	USD	203,851	1/5/2021	HUS	7,924	-	7,924
BRL	231,027	USD	221,072	1/5/2021	HUS	9,955	-	9,955
BRL	231,027	USD	221,153	1/5/2021	HUS	9,874	-	9,874
BRL	231,027	USD	222,346	1/5/2021	HUS	8,681	-	8,681

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	231,027	USD	234,073	1/5/2021	HUS	$-	$(3,046)	$(3,046)
BRL	250,279	USD	239,516	1/5/2021	HUS	10,763	-	10,763
BRL	250,279	USD	240,674	1/5/2021	HUS	9,605	-	9,605
BRL	288,784	USD	276,208	1/5/2021	HUS	12,576	-	12,576
BRL	288,784	USD	292,646	1/5/2021	HUS	-	(3,862)	(3,862)
BRL	288,784	USD	276,330	1/5/2021	HUS	12,454	-	12,454
BRL	308,036	USD	312,305	1/5/2021	HUS	-	(4,269)	(4,269)
BRL	308,036	USD	312,086	1/5/2021	HUS	-	(4,050)	(4,050)
BRL	308,036	USD	311,927	1/5/2021	HUS	-	(3,891)	(3,891)
BRL	346,540	USD	351,144	1/5/2021	HUS	-	(4,604)	(4,604)
BRL	365,793	USD	361,189	1/5/2021	HUS	4,604	-	4,604
BRL	365,793	USD	361,297	1/5/2021	HUS	4,496	-	4,496
BRL	404,297	USD	394,596	1/5/2021	HUS	9,701	-	9,701
USD	14,349,196	BRL	14,111,894	1/5/2021	HUS	237,302	-	237,302
USD	1,259,256	BRL	1,289,900	1/5/2021	HUS	-	(30,644)	(30,644)
USD	782,443	BRL	808,594	1/5/2021	HUS	-	(26,151)	(26,151)
USD	503,122	BRL	519,811	1/5/2021	HUS	-	(16,689)	(16,689)
USD	37,100	BRL	38,504	1/5/2021	HUS	-	(1,404)	(1,404)
CNY	152,835	USD	152,162	1/12/2021	HUS	673	-	673
CNY	382,088	USD	382,391	1/12/2021	HUS	-	(303)	(303)
CNY	17,041,139	USD	16,898,513	1/12/2021	HUS	142,626	-	142,626
USD	16,309,341	CNY	16,276,962	1/12/2021	HUS	32,379	-	32,379
USD	306,195	CNY	305,671	1/12/2021	HUS	524	-	524
USD	229,141	CNY	229,253	1/12/2021	HUS	-	(112)	(112)
USD	153,292	CNY	152,835	1/12/2021	HUS	457	-	457
USD	76,279	CNY	76,418	1/12/2021	HUS	-	(139)	(139)
USD	76,453	CNY	76,418	1/12/2021	HUS	35	-	35
USD	76,384	CNY	76,418	1/12/2021	HUS	-	(34)	(34)
USD	76,378	CNY	76,418	1/12/2021	HUS	-	(40)	(40)
USD	76,631	CNY	76,418	1/12/2021	HUS	213	-	213
USD	76,386	CNY	76,418	1/12/2021	HUS	-	(32)	(32)
USD	76,361	CNY	76,418	1/12/2021	HUS	-	(57)	(57)
USD	76,388	CNY	76,418	1/12/2021	HUS	-	(30)	(30)
USD	12,069,865	EUR	12,147,455	1/14/2021	HUS	-	(77,590)	(77,590)
USD	9,389,446	EUR	9,428,605	1/14/2021	HUS	-	(39,159)	(39,159)
USD	8,279,930	JPY	8,345,414	1/14/2021	HUS	-	(65,484)	(65,484)
COP	1,331,428	USD	1,242,042	1/21/2021	HUS	89,386	-	89,386
COP	1,479,365	USD	1,380,009	1/21/2021	HUS	99,356	-	99,356
COP	3,513,491	USD	3,307,589	1/21/2021	HUS	205,902	-	205,902
USD	1,452,210	COP	1,639,629	1/21/2021	HUS	-	(187,419)	(187,419)
BRL	19,246	USD	19,866	2/2/2021	HUS	-	(620)	(620)
BRL	19,246	USD	19,894	2/2/2021	HUS	-	(648)	(648)
BRL	19,246	USD	19,768	2/2/2021	HUS	-	(522)	(522)
BRL	19,246	USD	19,758	2/2/2021	HUS	-	(512)	(512)
BRL	19,246	USD	19,787	2/2/2021	HUS	-	(541)	(541)
BRL	19,246	USD	19,793	2/2/2021	HUS	-	(547)	(547)
BRL	19,246	USD	19,785	2/2/2021	HUS	-	(539)	(539)
BRL	19,246	USD	19,814	2/2/2021	HUS	-	(568)	(568)
BRL	19,246	USD	19,680	2/2/2021	HUS	-	(434)	(434)
BRL	19,246	USD	19,668	2/2/2021	HUS	-	(422)	(422)
BRL	19,246	USD	19,691	2/2/2021	HUS	-	(445)	(445)
BRL	19,246	USD	19,753	2/2/2021	HUS	-	(507)	(507)
BRL	19,246	USD	19,784	2/2/2021	HUS	-	(538)	(538)
BRL	19,246	USD	19,765	2/2/2021	HUS	-	(519)	(519)
BRL	19,246	USD	19,647	2/2/2021	HUS	-	(401)	(401)
BRL	19,246	USD	19,703	2/2/2021	HUS	-	(457)	(457)
BRL	19,246	USD	19,686	2/2/2021	HUS	-	(440)	(440)
BRL	19,246	USD	19,573	2/2/2021	HUS	-	(327)	(327)
BRL	19,246	USD	19,572	2/2/2021	HUS	-	(326)	(326)
BRL	19,246	USD	19,526	2/2/2021	HUS	-	(280)	(280)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	19,246	USD	19,554	2/2/2021	HUS	$-	$(308)	$(308)
BRL	19,246	USD	19,556	2/2/2021	HUS	-	(310)	(310)
BRL	19,246	USD	19,413	2/2/2021	HUS	-	(167)	(167)
BRL	19,246	USD	19,584	2/2/2021	HUS	-	(338)	(338)
BRL	19,246	USD	19,583	2/2/2021	HUS	-	(337)	(337)
BRL	19,246	USD	19,582	2/2/2021	HUS	-	(336)	(336)
BRL	19,246	USD	19,572	2/2/2021	HUS	-	(326)	(326)
BRL	19,246	USD	19,571	2/2/2021	HUS	-	(325)	(325)
BRL	19,246	USD	19,572	2/2/2021	HUS	-	(326)	(326)
BRL	19,246	USD	19,609	2/2/2021	HUS	-	(363)	(363)
BRL	19,246	USD	19,627	2/2/2021	HUS	-	(381)	(381)
BRL	19,246	USD	19,875	2/2/2021	HUS	-	(629)	(629)
BRL	19,246	USD	19,874	2/2/2021	HUS	-	(628)	(628)
BRL	19,246	USD	19,859	2/2/2021	HUS	-	(613)	(613)
BRL	19,246	USD	19,876	2/2/2021	HUS	-	(630)	(630)
BRL	19,246	USD	19,919	2/2/2021	HUS	-	(673)	(673)
BRL	19,246	USD	19,747	2/2/2021	HUS	-	(501)	(501)
BRL	19,246	USD	19,752	2/2/2021	HUS	-	(506)	(506)
BRL	19,246	USD	19,579	2/2/2021	HUS	-	(333)	(333)
BRL	19,246	USD	19,612	2/2/2021	HUS	-	(366)	(366)
BRL	19,246	USD	19,612	2/2/2021	HUS	-	(366)	(366)
BRL	19,246	USD	19,502	2/2/2021	HUS	-	(256)	(256)
BRL	19,246	USD	19,632	2/2/2021	HUS	-	(386)	(386)
BRL	19,246	USD	19,629	2/2/2021	HUS	-	(383)	(383)
BRL	19,246	USD	19,635	2/2/2021	HUS	-	(389)	(389)
BRL	19,246	USD	19,632	2/2/2021	HUS	-	(386)	(386)
BRL	19,246	USD	19,625	2/2/2021	HUS	-	(379)	(379)
BRL	19,246	USD	19,625	2/2/2021	HUS	-	(379)	(379)
BRL	19,246	USD	19,632	2/2/2021	HUS	-	(386)	(386)
BRL	19,246	USD	19,538	2/2/2021	HUS	-	(292)	(292)
BRL	19,246	USD	19,603	2/2/2021	HUS	-	(357)	(357)
BRL	19,246	USD	19,623	2/2/2021	HUS	-	(377)	(377)
BRL	19,246	USD	19,577	2/2/2021	HUS	-	(331)	(331)
BRL	19,246	USD	19,626	2/2/2021	HUS	-	(380)	(380)
BRL	38,492	USD	39,530	2/2/2021	HUS	-	(1,038)	(1,038)
BRL	38,492	USD	39,363	2/2/2021	HUS	-	(871)	(871)
BRL	38,492	USD	39,399	2/2/2021	HUS	-	(907)	(907)
BRL	38,492	USD	39,519	2/2/2021	HUS	-	(1,027)	(1,027)
BRL	38,492	USD	39,566	2/2/2021	HUS	-	(1,074)	(1,074)
BRL	38,492	USD	39,317	2/2/2021	HUS	-	(825)	(825)
BRL	38,492	USD	39,397	2/2/2021	HUS	-	(905)	(905)
BRL	38,492	USD	39,553	2/2/2021	HUS	-	(1,061)	(1,061)
BRL	38,492	USD	39,528	2/2/2021	HUS	-	(1,036)	(1,036)
BRL	38,492	USD	39,525	2/2/2021	HUS	-	(1,033)	(1,033)
BRL	38,492	USD	39,520	2/2/2021	HUS	-	(1,028)	(1,028)
BRL	38,492	USD	39,368	2/2/2021	HUS	-	(876)	(876)
BRL	38,492	USD	39,408	2/2/2021	HUS	-	(916)	(916)
BRL	38,492	USD	39,386	2/2/2021	HUS	-	(894)	(894)
BRL	38,492	USD	39,375	2/2/2021	HUS	-	(883)	(883)
BRL	38,492	USD	39,121	2/2/2021	HUS	-	(629)	(629)
BRL	38,492	USD	39,136	2/2/2021	HUS	-	(644)	(644)
BRL	38,492	USD	39,079	2/2/2021	HUS	-	(587)	(587)
BRL	38,492	USD	39,234	2/2/2021	HUS	-	(742)	(742)
BRL	38,492	USD	39,231	2/2/2021	HUS	-	(739)	(739)
BRL	38,492	USD	39,123	2/2/2021	HUS	-	(631)	(631)
BRL	38,492	USD	39,127	2/2/2021	HUS	-	(635)	(635)
BRL	38,492	USD	39,143	2/2/2021	HUS	-	(651)	(651)
BRL	38,492	USD	39,138	2/2/2021	HUS	-	(646)	(646)
BRL	38,492	USD	39,145	2/2/2021	HUS	-	(653)	(653)
BRL	38,492	USD	39,185	2/2/2021	HUS	-	(693)	(693)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
BRL	38,492	USD	39,763	2/2/2021	HUS	$-	$(1,271)	$(1,271)
BRL	38,492	USD	39,767	2/2/2021	HUS	-	(1,275)	(1,275)
BRL	38,492	USD	39,832	2/2/2021	HUS	-	(1,340)	(1,340)
BRL	38,492	USD	39,842	2/2/2021	HUS	-	(1,350)	(1,350)
BRL	38,492	USD	39,564	2/2/2021	HUS	-	(1,072)	(1,072)
BRL	38,492	USD	39,502	2/2/2021	HUS	-	(1,010)	(1,010)
BRL	38,492	USD	39,251	2/2/2021	HUS	-	(759)	(759)
BRL	38,492	USD	39,257	2/2/2021	HUS	-	(765)	(765)
BRL	38,492	USD	39,206	2/2/2021	HUS	-	(714)	(714)
BRL	38,492	USD	39,222	2/2/2021	HUS	-	(730)	(730)
BRL	38,492	USD	39,125	2/2/2021	HUS	-	(633)	(633)
BRL	38,492	USD	39,602	2/2/2021	HUS	-	(1,110)	(1,110)
BRL	38,492	USD	39,579	2/2/2021	HUS	-	(1,087)	(1,087)
BRL	57,738	USD	59,299	2/2/2021	HUS	-	(1,561)	(1,561)
BRL	57,738	USD	59,409	2/2/2021	HUS	-	(1,671)	(1,671)
BRL	57,738	USD	59,050	2/2/2021	HUS	-	(1,312)	(1,312)
BRL	57,738	USD	59,385	2/2/2021	HUS	-	(1,647)	(1,647)
BRL	57,738	USD	59,062	2/2/2021	HUS	-	(1,324)	(1,324)
BRL	57,738	USD	58,844	2/2/2021	HUS	-	(1,106)	(1,106)
BRL	57,738	USD	58,859	2/2/2021	HUS	-	(1,121)	(1,121)
BRL	57,738	USD	59,097	2/2/2021	HUS	-	(1,359)	(1,359)
BRL	57,738	USD	58,857	2/2/2021	HUS	-	(1,119)	(1,119)
BRL	57,738	USD	58,728	2/2/2021	HUS	-	(990)	(990)
BRL	57,738	USD	58,669	2/2/2021	HUS	-	(931)	(931)
BRL	57,738	USD	58,660	2/2/2021	HUS	-	(922)	(922)
BRL	57,738	USD	58,752	2/2/2021	HUS	-	(1,014)	(1,014)
BRL	57,738	USD	58,819	2/2/2021	HUS	-	(1,081)	(1,081)
BRL	57,738	USD	58,843	2/2/2021	HUS	-	(1,105)	(1,105)
BRL	57,738	USD	58,825	2/2/2021	HUS	-	(1,087)	(1,087)
BRL	57,738	USD	58,707	2/2/2021	HUS	-	(969)	(969)
BRL	57,738	USD	58,691	2/2/2021	HUS	-	(953)	(953)
BRL	76,984	USD	79,065	2/2/2021	HUS	-	(2,081)	(2,081)
BRL	76,984	USD	79,203	2/2/2021	HUS	-	(2,219)	(2,219)
BRL	76,984	USD	78,776	2/2/2021	HUS	-	(1,792)	(1,792)
BRL	76,984	USD	78,643	2/2/2021	HUS	-	(1,659)	(1,659)
BRL	76,984	USD	78,491	2/2/2021	HUS	-	(1,507)	(1,507)
BRL	76,984	USD	79,036	2/2/2021	HUS	-	(2,052)	(2,052)
BRL	76,984	USD	79,058	2/2/2021	HUS	-	(2,074)	(2,074)
BRL	76,984	USD	78,441	2/2/2021	HUS	-	(1,457)	(1,457)
BRL	76,984	USD	78,461	2/2/2021	HUS	-	(1,477)	(1,477)
BRL	76,984	USD	78,221	2/2/2021	HUS	-	(1,237)	(1,237)
BRL	76,984	USD	78,305	2/2/2021	HUS	-	(1,321)	(1,321)
BRL	96,230	USD	98,338	2/2/2021	HUS	-	(2,108)	(2,108)
BRL	115,476	USD	117,339	2/2/2021	HUS	-	(1,863)	(1,863)
BRL	134,722	USD	136,970	2/2/2021	HUS	-	(2,248)	(2,248)
BRL	134,722	USD	137,148	2/2/2021	HUS	-	(2,426)	(2,426)
BRL	211,706	USD	216,412	2/2/2021	HUS	-	(4,706)	(4,706)
BRL	288,690	USD	295,875	2/2/2021	HUS	-	(7,185)	(7,185)
BRL	365,674	USD	374,857	2/2/2021	HUS	-	(9,183)	(9,183)
BRL	384,920	USD	394,415	2/2/2021	HUS	-	(9,495)	(9,495)
BRL	423,412	USD	433,865	2/2/2021	HUS	-	(10,453)	(10,453)
BRL	14,107,328	USD	14,339,372	2/2/2021	HUS	-	(232,044)	(232,044)
USD	346,300	BRL	346,428	2/2/2021	HUS	-	(128)	(128)
USD	210,778	BRL	211,706	2/2/2021	HUS	-	(928)	(928)
USD	76,731	BRL	76,984	2/2/2021	HUS	-	(253)	(253)
USD	57,564	BRL	57,738	2/2/2021	HUS	-	(174)	(174)
USD	19,180	BRL	19,246	2/2/2021	HUS	-	(66)	(66)
CLP	492,549	USD	468,691	2/9/2021	HUS	23,858	-	23,858
CLP	774,006	USD	745,469	2/9/2021	HUS	28,537	-	28,537
CLP	774,006	USD	745,399	2/9/2021	HUS	28,607	-	28,607
CLP	774,006	USD	745,287	2/9/2021	HUS	28,719	-	28,719

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CLP	774,006	USD	749,962	2/9/2021	HUS	$24,044	$-	$24,044
CLP	914,735	USD	880,926	2/9/2021	HUS	33,809	-	33,809
CLP	985,099	USD	936,881	2/9/2021	HUS	48,218	-	48,218
CLP	1,055,463	USD	1,004,258	2/9/2021	HUS	51,205	-	51,205
CLP	1,196,192	USD	1,137,489	2/9/2021	HUS	58,703	-	58,703
CLP	1,266,556	USD	1,227,279	2/9/2021	HUS	39,277	-	39,277
CLP	1,266,556	USD	1,227,747	2/9/2021	HUS	38,809	-	38,809
CLP	1,548,013	USD	1,485,042	2/9/2021	HUS	62,971	-	62,971
CLP	1,829,469	USD	1,754,528	2/9/2021	HUS	74,941	-	74,941
CLP	6,726,818	USD	6,404,802	2/9/2021	HUS	322,016	-	322,016
CLP	8,331,122	USD	7,855,835	2/9/2021	HUS	475,287	-	475,287
CLP	14,072,841	USD	13,380,432	2/9/2021	HUS	692,409	-	692,409
CNY	16,245,263	USD	16,280,669	2/9/2021	HUS	-	(35,406)	(35,406)
USD	666,601	CLP	669,595	2/9/2021	HUS	-	(2,994)	(2,994)
USD	665,948	CLP	669,595	2/9/2021	HUS	-	(3,647)	(3,647)
USD	665,948	CLP	669,595	2/9/2021	HUS	-	(3,647)	(3,647)
USD	665,948	CLP	669,595	2/9/2021	HUS	-	(3,647)	(3,647)
USD	532,908	CLP	535,676	2/9/2021	HUS	-	(2,768)	(2,768)
USD	532,398	CLP	535,676	2/9/2021	HUS	-	(3,278)	(3,278)
USD	399,494	CLP	401,757	2/9/2021	HUS	-	(2,263)	(2,263)
PEN	276,270	USD	276,821	1/21/2021	RBS	-	(551)	(551)
PEN	414,405	USD	415,191	1/21/2021	RBS	-	(786)	(786)
PEN	414,405	USD	415,225	1/21/2021	RBS	-	(820)	(820)
PEN	483,472	USD	483,947	1/21/2021	RBS	-	(475)	(475)
PEN	552,540	USD	553,618	1/21/2021	RBS	-	(1,078)	(1,078)
PEN	552,540	USD	553,450	1/21/2021	RBS	-	(910)	(910)
PEN	2,417,361	USD	2,450,294	1/21/2021	RBS	-	(32,933)	(32,933)
USD	6,984,606	PEN	6,906,745	1/21/2021	RBS	77,861	-	77,861
USD	552,985	PEN	552,540	1/21/2021	RBS	445	-	445
USD	483,880	PEN	483,472	1/21/2021	RBS	408	-	408
USD	483,781	PEN	483,472	1/21/2021	RBS	309	-	309
USD	414,712	PEN	414,405	1/21/2021	RBS	307	-	307
USD	138,279	PEN	138,135	1/21/2021	RBS	144	-	144
USD	138,248	PEN	138,135	1/21/2021	RBS	113	-	113
USD	138,240	PEN	138,135	1/21/2021	RBS	105	-	105
USD	138,240	PEN	138,135	1/21/2021	RBS	105	-	105

						$5,323,030	$(2,062,796)	$3,260,234

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG
HUS	HSBC Bank (USA)
RBS	Royal Bank of Scotland PLC

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
TWD	Taiwan Dollar
USD	United States Dollar

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

December 31, 2020

Index Abbreviations:
CAC40	Euronet Paris-French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International-Europe, Australasia, and Far East.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
Russell 2000	U.S. Small-Cap Stock Market Index.
S&P 500 Index	U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
LME	London Metal Exchange.
SGX	Singapore Stock Exchange.

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
EURIBOR	Euro Interbank Offered Rate.
GILT	Bank of England Bonds.
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending.
Sugar #11	World Benchmark for raw sugar.
ULSD	Ultra-low-sulfur diesel.
WTI	West Texas Intermediate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2020, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$944,844,066	$-	$944,844,066

Total Investments in Securities - Assets	$-	$944,844,066	$-	$944,844,066

Financial Derivative Instruments - Assets
Futures Contracts	$44,487,015	$-	$-	$44,487,015
Forward Foreign Currency Contracts	-	5,323,030	-	5,323,030

Total Financial Derivative Instruments - Assets	$44,487,015	$5,323,030	$-	$49,810,045

Financial Derivative Instruments - Liabilities
Futures Contracts	$(3,237,135)	$(56,155)	$-	$(3,293,290)
Forward Foreign Currency Contracts	-	(2,062,796)	-	(2,062,796)

Total Financial Derivative Instruments - Liabilities	$(3,237,135)	$(2,118,951)	$-	$(5,356,086)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2020

	Principal Amount*		Fair Value

FOREIGN SOVEREIGN OBLIGATIONS - 24.02%
Deutsche Bundesrepublik Inflation-Linked Bond, 0.500%, Due 4/15/2030, Series I/LA B C	EUR	42,246,000	$61,965,135
French Republic Government Bond OAT, 0.700%, Due 7/25/2030, Series OATEB C D	EUR	37,208,615	55,169,108
United Kingdom Gilt Inflation-Linked, 0.125%, Due 3/22/2029, Series 3MOB C	GBP	42,145,720	73,963,419

Total Foreign Sovereign Obligations (Cost $181,588,213)			191,097,662

U.S. TREASURY OBLIGATIONS - 15.43%
United States Treasury Inflation-Protected Security,
0.125%, Due 10/15/2024C		$44,655,160	47,877,542
0.250%, Due 7/15/2029C		66,166,750	74,894,213

Total U.S. Treasury Obligations (Cost $120,170,824)			122,771,755

SHORT-TERM INVESTMENTS - 47.52%

U.S. Treasury Obligations - 47.52%
U.S. Treasury Bills,
0.239%, Due 1/7/2021		25,000,000	24,999,938
0.096%, Due 1/28/2021A		100,000,000	99,996,167
0.111%, Due 2/4/2021A		73,000,000	72,996,543
0.114%, Due 3/4/2021		50,000,000	49,994,264
0.087%, Due 5/20/2021		40,000,000	39,987,722
0.089%, Due 6/3/2021A		40,000,000	39,986,208
U.S. Treasury Cash Management Bills, 0.102%, Due 2/18/2021		50,000,000	49,995,937

Total Short-Term Investments (Cost $377,940,244)			377,956,779

TOTAL INVESTMENTS - 86.97% (Cost $679,699,281)			691,826,196
OTHER ASSETS, NET OF LIABILITIES - 13.03%			103,619,844

TOTAL NET ASSETS - 100.00%			$795,446,040

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A All or a portion represents positions held by the American Beacon Cayman TargetRisk Co, Ltd.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Inflation-Indexed Note.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $55,169,108 or 6.94% of net assets. The Fund has no right to demand registration of these securities.

GILT - Bank of England Bonds.

OAT - Obligations Assimilables du Trésor.

Long Futures Contracts Open on December 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	51	January 2021	$7,689,215	$7,782,162	$92,947
BIST 30 Index Futures	1,073	February 2021	2,326,195	2,394,148	67,953
CAC40 Index Futures	115	January 2021	7,785,032	7,785,943	911
DAX Index Futures	23	March 2021	9,381,129	9,655,861	274,732
Euro Stoxx 50 Index Futures	370	March 2021	15,868,719	16,046,374	177,655
FTSE 100 Index Futures	174	March 2021	15,329,800	15,276,078	(53,722)
FTSE China A50 Index Futures	406	January 2021	6,904,399	7,191,072	286,673
FTSE Taiwan Index Futures	109	January 2021	5,460,904	5,562,270	101,366
FTSE/JSE Top 40 Index Futures	57	March 2021	2,132,356	2,118,755	(13,601)
FTSE/MIB Index Futures	57	March 2021	7,560,086	7,704,661	144,575
Hang Seng China Enterprises Index Futures	108	January 2021	7,276,112	7,453,824	177,712

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2020

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Hang Seng Index Futures	47	January 2021	$8,013,597	$8,250,895	$237,298
KOSPI 200 Index Futures	126	March 2021	10,492,812	11,284,383	791,571
MSCI SING IX ETS Futures	171	January 2021	4,195,673	4,183,134	(12,539)
NASDAQ 100 E-Mini Futures	71	March 2021	17,652,488	18,297,410	644,922
Nikkei 225 (SGX) Futures	121	March 2021	15,504,931	16,107,162	602,231
OMXS30 Index Futures	403	January 2021	9,246,435	9,199,946	(46,489)
S&P 500 E-Mini Index Futures	195	March 2021	35,710,658	36,550,800	840,142
S&P/TSX 60 Index Futures	135	March 2021	22,053,322	21,824,417	(228,905)
SGX NIFTY 50 Index Futures	40	January 2021	1,117,502	1,123,067	5,565
SPI 200 Futures	103	March 2021	13,069,680	12,977,227	(92,453)
TOPIX Index Futures	135	March 2021	23,118,542	23,592,805	474,263

			$247,889,587	$252,362,394	$4,472,807

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond Futures	314	March 2021	$35,575,271	$35,641,207	$65,936
Australian 3-Year Bond Futures	279	March 2021	25,247,972	25,260,356	12,384
Canadian 10-Year Bond Futures	265	March 2021	30,948,263	31,040,537	92,274
Euro OAT Futures	289	March 2021	59,169,503	59,264,127	94,624
Euro-Bobl Futures	371	March 2021	61,272,598	61,267,926	(4,672)
Euro-BTP Futures	249	March 2021	46,066,925	46,240,054	173,129
Euro-Bund Futures	295	March 2021	63,823,593	64,019,107	195,514
Euro-Buxl 30-Year Bond Futures	44	March 2021	12,054,134	12,107,237	53,103
Japanese 10-Year Government Bond Futures	76	March 2021	111,920,805	111,819,476	(101,329)
Korea 10-Year Government Bond Futures	126	March 2021	15,131,676	15,054,350	(77,326)
Korea 3-Year Government Bond Futures	234	March 2021	24,028,614	24,011,765	(16,849)
Long GILT Futures	303	March 2021	55,700,897	56,161,371	460,474
U.S. Long Bond Futures	304	March 2021	52,965,237	52,648,999	(316,238)
U.S. Treasury 10-Year Note Futures	515	March 2021	71,031,832	71,110,234	78,402
U.S. Treasury 2-Year Note Futures	288	March 2021	63,598,055	63,641,249	43,194
U.S. Treasury 5-Year Note Futures	590	March 2021	74,294,465	74,436,797	142,332
U.S. Ultra Bond Futures	315	March 2021	67,502,805	67,272,188	(230,617)

			$870,332,645	$870,996,980	$664,335

Centrally Cleared Swap Agreements Outstanding on December 31, 2020:

Credit Default Swaps on Credit Indices-Sell Protection(1)
Index/Tranches	Fixed Rate (%)	Payment Frequency	Expiration Date	Implied Credit Spread at 12/31/2020(2) (%)	Curr	Notional Amount(3) (000s)	Premiums Paid (Received)	Fair Value(4)	Unrealized Appreciation (Depreciation)
iTraxx Europe Senior Financials	1.00	Quarterly	12/20/2025	0.4795	EUR	5,000	$163,329	$160,654	$(2,675)
iTraxx Europe Senior Financials	5.00	Quarterly	12/20/2025	2.4273	EUR	35,000	5,044,805	5,145,089	100,284
iTraxx Europe Senior Financials	1.00	Quarterly	12/20/2025	0.4795	EUR	80,000	2,595,908	2,576,026	(19,882)
Markit CDX NA.HY-31 5-Year Index Version 1	1.00	Quarterly	12/20/2025	0.4997	USD	110,000	2,649,422	2,728,752	79,330
Markit CDX NA.HY-31 5-Year Index Version 1	5.00	Quarterly	12/20/2025	1.0933	USD	55,000	5,051,680	5,213,277	161,597

							$15,505,144	$15,823,798	$318,654

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2020

OTC Swap Agreements Outstanding on December 31, 2020:

Total Return Swap Agreements
Pay/Receive Floating Rate	Description	Reference Entity	Counter- party	Floating Rate	Payment Frequency	Expiration Date	Reference Quantity	Notional Amount	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Pay	1-Month USD-LIBOR	BBUXALC INDEX	JPM	0.000%	Monthly	1/4/2021	845,000	82,587,397	$(644)	$1,446,638

									$(644)	$1,446,638

(1) If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2) Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swaps agreements on corporate issues and sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3) The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4) The quoted market prices and resulting values for credit default swaps on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/ sold as of the period end. Increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Forward Foreign Currency Contracts Open on December 31, 2020:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
CAD	392,025	USD	391,083	1/14/2021	SSB	$942	$-	$942
EUR	611,623	USD	606,583	1/14/2021	SSB	5,040	-	5,040
GBP	2,733,237	USD	2,669,112	1/14/2021	SSB	64,125	-	64,125
USD	62,430,602	EUR	62,966,439	1/14/2021	SSB	-	(535,837)	(535,837)
USD	57,801,962	EUR	58,298,072	1/14/2021	SSB	-	(496,110)	(496,110)
USD	52,192,127	GBP	53,403,332	1/14/2021	SSB	-	(1,211,205)	(1,211,205)
USD	10,715,763	GBP	10,895,824	1/14/2021	SSB	-	(180,061)	(180,061)
USD	6,379,683	GBP	6,553,302	1/14/2021	SSB	-	(173,619)	(173,619)
USD	4,311,683	GBP	4,397,316	1/14/2021	SSB	-	(85,633)	(85,633)
USD	2,511,478	EUR	2,507,507	1/14/2021	SSB	3,971	-	3,971
USD	2,460,678	JPY	2,480,145	1/14/2021	SSB	-	(19,467)	(19,467)
USD	1,545,518	EUR	1,561,929	1/14/2021	SSB	-	(16,411)	(16,411)
USD	1,555,847	EUR	1,555,047	1/14/2021	SSB	800	-	800
USD	517,168	GBP	520,028	1/14/2021	SSB	-	(2,860)	(2,860)
USD	443,807	GBP	456,472	1/14/2021	SSB	-	(12,665)	(12,665)
USD	439,983	AUD	449,757	1/14/2021	SSB	-	(9,774)	(9,774)
USD	439,237	AUD	447,485	1/14/2021	SSB	-	(8,248)	(8,248)
USD	307,223	EUR	309,463	1/14/2021	SSB	-	(2,240)	(2,240)
USD	273,287	SEK	279,914	1/14/2021	SSB	-	(6,627)	(6,627)
USD	255,570	GBP	260,146	1/14/2021	SSB	-	(4,576)	(4,576)
USD	246,140	EUR	247,343	1/14/2021	SSB	-	(1,203)	(1,203)
USD	202,562	SEK	204,742	1/14/2021	SSB	-	(2,180)	(2,180)
USD	200,349	AUD	203,850	1/14/2021	SSB	-	(3,501)	(3,501)
USD	172,802	AUD	177,371	1/14/2021	SSB	-	(4,569)	(4,569)
USD	173,738	JPY	175,305	1/14/2021	SSB	-	(1,567)	(1,567)
USD	153,308	JPY	153,812	1/14/2021	SSB	-	(504)	(504)
USD	132,779	SEK	135,097	1/14/2021	SSB	-	(2,318)	(2,318)
USD	95,736	SEK	98,030	1/14/2021	SSB	-	(2,294)	(2,294)
USD	67,982	SEK	68,737	1/14/2021	SSB	-	(755)	(755)
USD	30,395	GBP	30,787	1/14/2021	SSB	-	(392)	(392)

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2020

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	24,650	AUD	25,500	1/14/2021	SSB	$-	$(850)	$(850)
USD	6,267	SEK	6,308	1/14/2021	SSB	-	(41)	(41)
USD	4,616	SEK	4,670	1/14/2021	SSB	-	(54)	(54)
USD	2,234	SEK	2,247	1/14/2021	SSB	-	(13)	(13)
USD	2,230	SEK	2,247	1/14/2021	SSB	-	(17)	(17)

						$74,878	$(2,785,591)	$(2,710,713)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
JPM	JPMorgan Chase Bank, N.A.
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
SEK	Swedish Krona
USD	United States Dollar

Index Abbreviations:
BBUXALC	Bloomberg Commodity ex-Agriculture and Livestock Capped Index.
BIST 30	Bora Istanbul 30 Index.
CAC40	Euronet Paris-French Stock Market Index.
DAX	Deutsche Boerse AG German Stock Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI SING IX ETS	Morgan Stanley Capital International Singapore Exchange-Traded Funds.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500	U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SGX NIFTY	Singapore Stock Exchange NIFTY.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.
OTC	Over-the-Counter.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
CDX	Credit Default Swap Index.
iTraxx	Credit Default Swap Index.
LIBOR	London Interbank Offered Rate.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Consolidated Schedule of Investments

December 31, 2020

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2020, the investments were classified as described below:

AHL TargetRisk Fund	Level 1	Level 2	Level 3	Total
Assets
Foreign Sovereign Obligations	$-	$191,097,662	$-	$191,097,662
U.S. Treasury Obligations	-	122,771,755	-	122,771,755
Short-Term Investments	-	377,956,779	-	377,956,779

Total Investments in Securities - Assets	$-	$691,826,196	$-	$691,826,196

Financial Derivative Instruments - Assets
Futures Contracts	$6,331,882	$-	$-	$6,331,882
Swap Contract Agreements	-	1,787,849	-	1,787,849
Forward Foreign Currency Contracts	-	74,878	-	74,878

Total Financial Derivative Instruments - Assets	$6,331,882	$1,862,727	$-	$8,194,609

Financial Derivative Instruments - Liabilities
Futures Contracts	$(1,194,740)	$-	$-	$(1,194,740)
Swap Contract Agreements	-	(22,557)	-	(22,557)
Forward Foreign Currency Contracts	-	(2,785,591)	-	(2,785,591)

Total Financial Derivative Instruments - Liabilities	$(1,194,740)	$(2,808,148)	$-	$(4,002,888)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2020

	Principal Amount	Fair Value

SHORT-TERM INVESTMENTS - 82.11%

U.S. Treasury Obligations - 82.11%
U.S. Treasury Bills,
0.081%, Due 2/4/2021	$1,000,000	$999,953
0.065%, Due 3/4/2021	1,000,000	999,885
0.088%, Due 4/8/2021	1,750,000	1,749,657
0.084%, Due 5/20/2021	1,750,000	1,749,463
0.086%, Due 6/3/2021	1,750,000	1,749,396
U.S. Treasury Cash Management Bills, 0.073%, Due 2/18/2021	1,000,000	999,919

Total Short-Term Investments (Cost $8,248,115)		8,248,273

TOTAL INVESTMENTS - 82.11% (Cost $8,248,115)		8,248,273
OTHER ASSETS, NET OF LIABILITIES - 17.89%		1,797,658

TOTAL NET ASSETS - 100.00%		$10,045,931

Percentages are stated as a percent of net assets.

Long Futures Contracts Open on December 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	1	January 2021	$152,938	$152,591	$(347)
BIST 30 Index Futures	16	February 2021	34,656	35,700	1,044
CAC40 Index Futures	2	January 2021	135,970	135,408	(562)
Euro Stoxx 50 Index Futures	7	March 2021	303,482	303,580	98
FTSE 100 Index Futures	4	March 2021	357,800	351,174	(6,626)
FTSE China A50 Index Futures	6	January 2021	102,005	106,272	4,267
FTSE Taiwan Index Futures	2	January 2021	99,985	102,060	2,075
FTSE/JSE Top 40 Index Futures	1	March 2021	37,544	37,171	(373)
FTSE/MIB Index Futures	1	March 2021	134,320	135,169	849
Hang Seng China Enterprises Index Futures	2	January 2021	134,790	138,034	3,244
Hang Seng Index Futures	1	January 2021	171,720	175,551	3,831
KOSPI 200 Index Futures	2	March 2021	168,761	179,117	10,356
MSCI SING IX ETS Futures	3	January 2021	73,604	73,388	(216)
NASDAQ 100 E-Mini Futures	1	March 2021	254,795	257,710	2,915
Nikkei 225 (SGX) Futures	2	March 2021	259,067	266,234	7,167
OMXS30 Index Futures	10	January 2021	230,726	228,287	(2,439)
S&P 500 E-Mini Index Futures	3	March 2021	556,800	562,320	5,520
S&P/TSX 60 Index Futures	2	March 2021	328,274	323,325	(4,949)
SPI 200 Futures	2	March 2021	257,613	251,985	(5,628)
TOPIX Index Futures	3	March 2021	518,619	524,285	5,666

			$4,313,469	$4,339,361	$25,892

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Australian 10-Year Bond Futures	5	March 2021	$566,389	$567,535	$1,146
Australian 3-Year Bond Futures	4	March 2021	361,699	362,156	457
Canadian 10-Year Bond Futures	4	March 2021	466,667	468,536	1,869
Euro OAT Futures	6	March 2021	1,228,784	1,230,397	1,613
Euro-Bobl Futures	7	March 2021	1,156,170	1,155,999	(171)
Euro-BTP Futures	6	March 2021	1,114,792	1,114,218	(574)
Euro-Bund Futures	6	March 2021	1,300,544	1,302,084	1,540
Euro-Buxl 30-Year Bond Futures	1	March 2021	274,382	275,165	783
Japanese 10-Year Government Bond Futures	1	March 2021	1,472,471	1,471,168	(1,303)
Korea 10-Year Government Bond Futures	2	March 2021	238,820	238,958	138

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2020

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Korea 3-Year Government Bond Futures	3	March 2021	$307,650	$307,843	$193
Long GILT Futures	6	March 2021	1,103,901	1,112,106	8,205
U.S. Long Bond Futures	6	March 2021	1,038,781	1,039,125	344
U.S. Treasury 10-Year Note Futures	10	March 2021	1,378,750	1,380,781	2,031
U.S. Treasury 2-Year Note Futures	6	March 2021	1,325,625	1,325,859	234
U.S. Treasury 5-Year Note Futures	11	March 2021	1,386,344	1,387,805	1,461
U.S. Ultra Bond Futures	6	March 2021	1,276,500	1,281,375	4,875

			$15,998,269	$16,021,110	$22,841

Forward Foreign Currency Contracts Open on December 31, 2020:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	156,237	EUR	156,575	1/14/2021	SSB	$-	$(338)	$(338)

						$-	$(338)	$(338)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
BIST 30	Bora Istanbul 30 Index.
CAC40	Euronet Paris-French Stock Market Index.
Euro Stoxx 50	Eurozone Blue-chip Index.
FTSE 100	Financial Times Stock Exchange 100 Index.
FTSE China A50	Financial Times Stock Exchange China A50 Index.
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index.
FTSE/MIB	Borsa Italiana-Italian Stock Market Index.
Hang Seng	Hong Kong Stock Market Index.
KOSPI	South Korean Stock Market Index.
MSCI	Morgan Stanley Capital International.
MSCI SING IX ETS	Morgan Stanley Capital International Singapore Exchange-Traded Funds.
NASDAQ	National Association of Securities Dealers Automated Quotations.
NIKKEI 225	Nikkei Stock Average.
OMXS30	Stockholm Stock Exchange’s leading share index.
S&P 500 Index	U.S. Equity Large-Cap Index.
S&P/TSX	Canadian Equity Market Index.
SPI 200	Australian Equity Market Index Future.
TOPIX	Tokyo Stock Exchange Tokyo Price Index.

Exchange Abbreviations:
JSE	Johannesburg Stock Exchange.
SGX	Singapore Stock Exchange.

Other Abbreviations:
BTP	Buoni del Tesoro Poliennali.
Bobl	Medium term debt that is issued by the Federal Republic of Germany.
Bund	German Federal Government Bond.
Buxl	Long term debt that is issued by the Federal Republic of Germany.
GILT	Bank of England Bonds.
OAT	Obligations Assimilables du Trésor.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Schedule of Investments

December 31, 2020

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2020, the investments were classified as described below:

AHL TargetRisk Core Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments	$-	$8,248,273	$-	$8,248,273

Total Investments in Securities - Assets	$-	$8,248,273	$-	$8,248,273

Financial Derivative Instruments - Assets
Futures Contracts	$71,921	$-	$-	$71,921

Total Financial Derivative Instruments - Assets	$71,921	$-	$-	$71,921

Financial Derivative Instruments - Liabilities
Futures Contracts	$(23,188)	$-	$-	$(23,188)
Forward Foreign Currency Contracts	-	(338)	-	(338)

Total Financial Derivative Instruments - Liabilities	$(23,188)	$(338)	$-	$(23,526)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2020

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core Fund
Assets:
Investments in unaffiliated securities, at fair value†	$944,844,066	$691,826,196	$8,248,273
Foreign currency, at fair value^	-	4,804,493	-
Foreign currency deposits with brokers for futures contracts and swap agreements, at fair value¤	55,520,237	17,076,111	406,898
Cash	61,159,375	24,514,438	1,234,033
Cash collateral held at broker	5,720,000	3,000,000	-
Cash collateral held at custodian for the benefit of the broker	-	19,010,000	-
Dividends and interest receivable	-	432,392	-
Deposits with broker for futures contracts and swap agreements	10,558,667	10,430,055	111,947
Receivable for fund shares sold	10,581,508	5,724,694	-
Receivable for expense reimbursement (Note 2)	-	58,459	4,508
Deferred offering costs	-	-	67,218
Unrealized appreciation from forward foreign currency contracts	5,323,030	74,878	-
Receivable for variation margin on open futures contracts (Note 5)	41,214,769	5,269,850	48,551
Receivable for variation margin on open centrally cleared swap agreements (Note 5)	-	15,823,798	-
OTC swap agreements, at fair value	-	1,445,994	-
Prepaid expenses	60,757	109,876	69,778

Total assets	1,134,982,409	799,601,234	10,191,206

Liabilities:
Payable for investments purchased	-	160,861	-
Payable for fund shares redeemed	1,232,095	439,954	-
Payable to Manager	-	-	99,325
Payable for expense recoupment (Note 2)	72,139	-	-
Management and sub-advisory fees payable (Note 2)	1,274,641	581,218	3,578
Service fees payable (Note 2)	17,319	19,370	72
Transfer agent fees payable (Note 2)	65,824	53,485	902
Custody and fund accounting fees payable	143,005	33,993	3,995
Professional fees payable	91,039	78,661	33,643
Registration fees payable	-	-	2,726
Trustee fees payable (Note 2)	2,079	-	79
Payable for prospectus and shareholder reports	66,700	2,061	370
Unrealized depreciation from forward foreign currency contracts	2,062,796	2,785,591	338
Other liabilities	11,102	-	247

Total liabilities	5,038,739	4,155,194	145,275

Net assets	$1,129,943,670	$795,446,040	$10,045,931

Analysis of net assets:
Paid-in-capital	$1,126,596,216	$755,556,465	$10,000,001
Total distributable earnings (deficits)	3,347,454	39,889,575	45,930

Net assets	$1,129,943,670	$795,446,040	$10,045,931

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2020

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA		AHL TargetRisk Core Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB		18,277,679		7,478,924		N/A

Y Class		83,306,041		52,215,999		10,000

Investor Class		2,957,498		1,260,768		N/A

A Class		440,521		316,028		10,000

C Class		923,488		1,192,958		10,000

R6 Class		N/A		N/A		970,000

Net assets:
R5 ClassB		$195,920,482		$95,337,373	$	N/A

Y Class		$888,669,539		$665,119,502		$100,456

Investor Class		$31,217,881		$16,012,197	$	N/A

A Class		$4,653,583		$4,007,021		$100,443

C Class		$9,482,185		$14,969,947		$100,413

R6 Class	$	N/A	$	N/A		$9,744,619

Net asset value, offering and redemption price per share:
R5 ClassB		$10.72		$12.75	$	N/A

Y Class		$10.67		$12.74		$10.05

Investor Class		$10.56		$12.70	$	N/A

A Class		$10.56		$12.68		$10.04

A Class (offering price)		$11.20		$13.45		$10.65

C Class		$10.27		$12.55		$10.04

R6 Class	$	N/A	$	N/A		$10.05

† Cost of investments in unaffiliated securities		$944,799,517		$679,699,281		$8,248,115
¤ Cost of foreign currency deposits with broker for futures contracts		$53,898,510		$16,847,706		$405,547
^ Cost of foreign currency		$-		$4,747,203		$-

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Formerly known as Institutional Class.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2020

	AHL Managed Futures Strategy FundA	AHL TargetRisk FundA	AHL TargetRisk Core FundB
Investment income:
Dividend income from affiliated securities (Note 2)†	$107,682	$44,405	$-
Interest income (net of foreign taxes)†	6,641,255	(229,310)	125

Total investment income	6,748,937	(184,905)	125

Expenses:
Management and sub-advisory fees (Note 2)	15,697,563	4,240,644	3,578
Transfer agent fees:
R5 Class (Note 2)C	171,354	23,332	-
Y Class (Note 2)	592,276	368,599	193
Investor Class	2,405	1,793	-
A Class	384	-	189
C Class	501	-	189
R6 Class	-	-	331
Custody and fund accounting fees	941,684	198,213	3,995
Professional fees	163,054	136,360	44,871
Registration fees and expenses	120,672	146,582	5,690
Service fees (Note 2):
Investor Class	94,050	49,987	-
A Class	3,310	1,254	10
C Class	5,480	10,815	10
Distribution fees (Note 2):
A Class	10,226	6,867	10
C Class	80,004	102,826	41
Prospectus and shareholder report expenses	220,162	34,507	508
Trustee fees (Note 2)	102,517	36,727	79
Dividends and interest on securities sold short	1,454	-	-
Loan expense (Note 9)	5,540	1,689	-
Other expenses	815,755	144,047	684

Total expenses	19,028,391	5,504,242	60,378

Net fees waived and expenses (reimbursed) (Note 2)	(326,632)	(92,051)	(56,263)

Net expenses	18,701,759	5,412,191	4,115

Net investment (loss)	(11,952,822)	(5,597,096)	(3,990)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesD	581,845	10,597,025	-
Foreign currency transactions	1,030,141	(2,664,653)	-
Forward foreign currency contracts	16,010,652	(6,527,518)	-
Futures contracts	66,295,608	26,811,611	15
Swap agreements	-	9,547,783	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesE	(146,598)	11,556,952	158
Foreign currency transactions	1,079,622	250,710	1,352
Forward foreign currency contracts	8,913,916	(2,069,010)	(338)
Futures contracts	26,662,236	5,669,603	48,733
Swap agreements	-	(1,555,956)	-

Net gain from investments	120,427,422	51,616,547	49,920

Net increase in net assets resulting from operations	$108,474,600	$46,019,451	$45,930

† Foreign taxes	$22,837	$11,063	$-

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Commencement of operations, December 16, 2020 through December 31, 2020.
C Formerly known as Institutional Class.
D The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
E The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		AHL TargetRisk FundA
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(11,952,822)	$5,158,236	$(5,597,096)	$(281,907)
Net realized gain from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	83,918,246	23,404,405	37,764,248	7,005,228
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	36,509,176	(22,698,429)	13,852,299	2,525,164

Net increase in net assets resulting from operations	108,474,600	5,864,212	46,019,451	9,248,485

Distributions to shareholders:
Total retained earnings:
R5 ClassB	(10,319,534)	(15,911,068)	(704,133)	(547,525)
Y Class	(45,702,856)	(26,890,090)	(4,839,711)	(4,646,898)
Investor Class	(1,396,467)	(742,167)	(85,306)	(552,502)
A ClassC	(218,099)	(165,970)	(21,661)	(59,924)
C ClassC	(430,491)	(225,505)	(80,640)	(232,392)

Net distributions to shareholders	(58,067,447)	(43,934,800)	(5,731,451)	(6,039,241)

Capital share transactions (Note 10):
Proceeds from sales of shares	861,775,166	387,529,072	700,961,229	154,498,103
Reinvestment of dividends and distributions	49,170,797	41,023,690	5,665,439	6,001,429
Cost of shares redeemed	(842,324,846)	(302,826,349)	(98,168,209)	(42,009,205)

Net increase in net assets from capital share transactions	68,621,117	125,726,413	608,458,459	118,490,327

Net increase in net assets	119,028,270	87,655,825	648,746,459	121,699,571

Net assets:
Beginning of period	1,010,915,400	923,259,575	146,699,581	25,000,010

End of period	$1,129,943,670	$1,010,915,400	$795,446,040	$146,699,581

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.
B Formerly known as Institutional Class.
C Class commenced operations April 30, 2019 in the AHL TargetRisk Fund.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL TargetRisk Core Fund
	December 16, 2020A to December 31, 2020
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(3,990)
Net realized gain (loss) from investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	15
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, forward foreign currency contracts, futures contracts, and swap agreements	49,905

Net increase in net assets resulting from operations	45,930

Distributions to shareholders:
Total retained earnings:
R5 Class	-
Y Class	-
Investor Class	-
A Class	-
C Class	-
R6 Class	-

Net distributions to shareholders	-

Capital share transactions (Note 10):
Proceeds from sales of shares	5,000,001
Reinvestment of dividends and distributions	-
Cost of shares redeemed	-

Net increase in net assets from capital share transactions	5,000,001

Net increase in net assets	5,045,931

Net assets:
Beginning of period	5,000,000	B

End of period	$10,045,931

A Commencement of operations.
B Seed capital.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as non-diversified, open-end management investment companies. As of December 31, 2020, the Trust consists of twenty-eight active series, three of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The American Beacon AHL TargetRisk Core Fund commenced operations on December 16, 2020 and is a separate series of the Trust. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Consolidation of Subsidiaries

The Schedules of Investments of the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund are consolidated to include the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Cayman TargetRisk Company, Ltd., respectively, each of which are wholly-owned and controlled subsidiaries (the “Subsidiaries”) of the Funds. All intercompany accounts and transactions have been eliminated in consolidation for the Funds.

For Federal tax purposes, taxable income for each Fund and its Subsidiary are calculated separately. The Subsidiaries are classified as controlled foreign corporations under the Internal Revenue Code of 1986 (the “Code”) and each Subsidiary’s taxable income is included in the calculation of the applicable Fund’s taxable income. Net losses of the Subsidiaries are not deductible by the Funds either in the current period or future periods. The Subsidiaries have a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

Each Fund may invest up to 25% of its total assets in its Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies. The Funds expect to achieve a significant portion of their exposure to commodities and commodities-related investments through investment in the Subsidiaries. Unlike the Funds, the Subsidiaries may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2020	% of Total Net Assets of the Fund at December 31, 2020
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$266,073,546	23.5%
American Beacon Cayman TargetRisk Company, Ltd.	December 31, 2018	168,233,766	21.1%

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting SEC and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The Funds are commodity pools, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Organization and Offering Costs

Organizational costs consist of the costs of forming the AHL TargetRisk Core Fund, drafting the bylaws, administration, custody and transfer agency agreements, and legal services in connection with the initial meeting of trustees, and were expensed immediately as incurred. Offering costs consist of the costs of preparation, review and filing with the SEC the Fund’s registration statement (including the Prospectus and the Statement of Additional Information (“SAI”)), the costs of preparation, the costs associated with the printing, mailing or other distribution of the Prospectus, SAI and the amounts of associated filing fees and legal fees associated with the offering. Organizational costs and offering costs are subject to the Fund’s expense limitation agreement discussed in Note 2 and offering costs require amortization over twelve months on a straight-line basis from the commencement of operations. For the period ended December 31, 2020, the Fund recorded $80,980 of organization costs and $2,881 of amortized offering costs.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The AHL Managed Futures Strategy Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily, equal to 0.35%.

The Funds, AHL TargetRisk and AHL TargetRisk Core, and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for preforming the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the each fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with AHL Partners LLP (the “Sub-Advisor”), pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

AHL Managed Futures Strategy Fund

All Assets	1.00%

AHL TargetRisk Fund

First $500 million	0.55%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

AHL TargetRisk Core Fund

First $500 million	0.525%
Next $500 million	0.50%
Next $500 million	0.45%
Over $1.5 billion	0.40%

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2020 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$4,068,166
Sub-Advisor Fees	1.00%	11,629,397

Total	1.35%	$15,697,563

AHL TargetRisk Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,660,574
Sub-Advisor Fees	0.55%	2,580,070

Total	0.90%	$4,240,644

AHL TargetRisk Core Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,431
Sub-Advisor Fees	0.53%	2,147

Total	0.88%	$3,578

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$711,601
AHL TargetRisk	375,617
AHL TargetRisk Core	4

As of December 31, 2020, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$59,280
AHL TargetRisk	51,341
AHL TargetRisk Core	4

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with a December 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	AHL Managed Futures Strategy	-	$-	$-	$107,682	$-
U.S. Government Money Market Select Fund	Direct	AHL TargetRisk	-	-	-	44,405	-

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2020, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
AHL Managed Futures Strategy	$32,358
AHL TargetRisk	27,702

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2020, the Funds did not uilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	1/1/2020 - 4/30/2020	5/1/2020 - 12/31/2020	Reimbursed Expenses	(Recouped) Expenses
AHL Managed Futures Strategy	R5*	1.54%	1.54%	$178,324	$(192,366	)**	2023
AHL Managed Futures Strategy	Y	1.64%	1.61%	134,988	(495,304	)**	2023
AHL Managed Futures Strategy	Investor	1.92%	1.92%	11,793	(18,995	)**	2023
AHL Managed Futures Strategy	A	1.94%	1.87%	548	(3,081	)**	2023
AHL Managed Futures Strategy	C	2.69%	2.62%	979	(6,961	)**	2023
AHL TargetRisk	R5*	1.04%	1.04%	20,187	(5,422	)***	2023
AHL TargetRisk	Y	1.14%	1.11%	66,932	(76,789	)***	2023
AHL TargetRisk	Investor	1.42%	1.42%	3,858	(4,232	)***	2023
AHL TargetRisk	A	1.44%	1.44%	410	(3,831	)***	2023
AHL TargetRisk	C	2.19%	2.19%	754	(7,435	)***	2023
AHL TargetRisk Core	Y	N/A	1.09%	742	-		2023
AHL TargetRisk Core	A	N/A	1.39%	746	-		2023
AHL TargetRisk Core	C	N/A	2.14%	746	-		2023
AHL TargetRisk Core	R6	N/A	0.99%	54,029	-		2023

* Formerly Institutional Class.

** This amounts represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

*** Of this amounts, $97,619 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of these amounts, $72,139 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at December 31, 2020 for the AHL Managed Futures Strategy Fund and $58,459 and $4,508 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at December 31, 2020 for the AHL TargetRisk Fund and AHL TargetRisk Core Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023. The

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$398,102	$-	$1,584,080	2020
AHL Managed Futures Strategy	223,679	544,423	-	2021
AHL Managed Futures Strategy	94,926	205,831	-	2022
AHL TargetRisk	6,679	-	-	2021
AHL TargetRisk	90,940	266,317	-	2022

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of December 31, 2020, one account has been identified as representing an affiliated significant ownership of approximately 47% for the AHL TargetRisk Core Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2020, RID collected $1,837, $11,023 and $0 for AHL Managed Futures Strategy Fund, AHL TargetRisk Fund and AHL TargetRisk Core Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2020, of $41 were CDSC fees collected for the Class A Shares of the AHL TargetRisk Fund. There were no CDSC fees collected for the AHL Managed Futures Fund and AHL TargetRisk Core Fund during the year ended December 31, 2020.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2020, CDSC fees of $864, $7,585 and $0 were collected for the Class C Shares of AHL Managed Futures Strategy Fund, AHL TargetRisk Fund and AHL TargetRisk Core Fund, respectively.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of

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non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described

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above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Fund’s other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Fund’s shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Fund to sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Fixed Income Investments

The Funds’ exposure to fixed-income instruments may include:

•	Emerging Markets Debt. The Funds may invest a significant portion of their assets in a particular geographic region or country, including emerging markets. The Funds may consider a country to be an

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emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices.

•

High-Yield Bonds. High-yield, non-investment grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings and Fitch, Inc. rate them below Baa 3 and BBB-, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in the Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in the Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, the Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for the Fund may have to be adjusted in the event of default. In the event of an issuer’s default, the Fund may write off prior income accruals for that issuer, resulting in a reduction in the Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by the Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

•

Inflation Index Linked Securities. Inflation-indexed securities, also known as inflation-protected securities, are fixed income instruments structured such that their interest and principal payments are adjusted to keep up with inflation. In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments.

•

Investment Grade Securities. Investment grade securities that the Funds may purchase, either as part of its principal investment strategy or to implement a temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as S&P Global Ratings, Moody’s Investors Service, Inc., or Fitch, Inc.) or comparably rated by the sub-advisor if unrated by a rating organization. The Funds, at the discretion of the sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

•

Sovereign Debt. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities.

•	U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

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Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. Restricted securities outstanding during the year ended December 31, 2020 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment

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companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect the Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount. Not all forward contracts require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

During the year ended December 31, 2020, the Funds entered into forward foreign currency contracts primarily for investing and/or hedging foreign currency fluctuations.

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The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended December 31, 2020
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$355,295,633	$311,668,362
AHL TargetRisk	3,704,871	128,221,879
AHL TargetRisk Core	-	156,575

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2020, the Funds entered into futures contracts primarily for investing and/or hedging purposes.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2020
AHL Managed Futures Strategy	35,806
AHL TargetRisk	4,951
AHL TargetRisk Core	161

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case

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of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members – generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, the Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and the Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which the Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, the Fund’s cover and asset segregation responsibilities will normally be with respect to the net amount owed by the Fund. However, the Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that the Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

Credit Default Swap Agreements

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of periodic premiums throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure up to the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the

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notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues, sovereign issues of an emerging country or U.S. municipal issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation that the Fund owns or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default that the Fund does not own.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, sovereign issues of an emerging country or U.S. municipal issues as of

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December 31, 2020

period end are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent a market participant view of the likelihood or risk of default for the underlying referenced security to credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of December 31, 2020, for which the Fund is the seller of protection is disclosed in the Notes to the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

During the year ended December 31, 2020, the AHL TargetRisk Fund entered into credit default swaps primarily for return enhancement and hedging.

The Fund’s credit default swap contract notional amounts outstanding fluctuate throughout the operating year as required to meet the strategic requirements. The following table illustrates the average quarterly volume of credit default swap contracts. For the purpose of this disclosure, the volume is measure by the notional amounts outstanding at each quarter end.

Average Credit Default Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2020
AHL TargetRisk	217,500,000

Total Return Swap Agreements

The AHL TargetRisk Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund’s total return swap contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of total return swap contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end:

Average Total Return Swap Notional Amounts Outstanding
Fund	Year Ended December 31, 2020
AHL TargetRisk	52,153,216

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$5,323,030	$-	$-	$-	$5,323,030
Receivable for variation margin from open futures contracts(2)	-	10,171,253	20,913,458	987,907	12,414,397	44,487,015

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(2,062,796)	$-	$-	$-	$(2,062,796)
Payable for variation margin from open futures contracts(2)	-	(13,883)	(1,791,373)	(231,646)	(1,256,388)	(3,293,290)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$16,010,652	$-	$-	$-	$16,010,652
Futures contracts	-	30,106,272	53,367,200	26,905,911	(44,083,775)	66,295,608

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$8,913,916	$-	$-	$-	$8,913,916
Futures contracts	-	4,716,478	15,118,315	1,072,437	5,755,006	26,662,236

AHL TargetRisk Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$74,878	$-	$-	$-	$74,878
Receivable for variation margin from open futures contracts(2)	-	-	-	1,411,366	4,920,516	6,331,882
Unrealized appreciation from swap agreements	341,211	-	-	-	1,446,638	1,787,849

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(2,785,591)	$-	$-	$-	$(2,785,591)
Payable for variation margin from open futures contracts(2)	-	-	-	(747,031)	(447,709)	(1,194,740)
Unrealized depreciation from swap agreements	(22,557)	-	-	-	-	(22,557)

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(6,527,518)	$-	$-	$-	$(6,527,518)
Futures contracts	-	-	-	7,134,041	19,677,570	26,811,611
Swap agreements	4,235,473	-	-	-	5,312,310	9,547,783

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(2,069,010)	$-	$-	$-	$(2,069,010)
Futures contracts	-	-	-	2,133,029	3,536,574	5,669,603
Swap agreements	(2,386,161)	-	-	-	830,205	(1,555,956)

AHL TargetRisk Core Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$24,889	$47,032	$71,921

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(338)	$-	$-	$-	$(338)
Payable for variation margin from open futures contracts(2)	-	-	-	(2,048)	(21,140)	(23,188)

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$15	$15

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(338)	$-	$-	$-	$(338)
Futures contracts	-	-	-	22,841	25,892	48,733

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2020.

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of December 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$44,487,015	$3,293,290
Forward Foreign Currency Contracts(2)	5,323,030	2,062,796

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$49,810,045	$5,356,086

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(44,487,015)	$(3,293,290)

Total derivative assets and liabilities subject to an MNA	$5,323,030	$2,062,796

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2020:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
Deutsche Bank AG	$2,047,971	$(1,098,252)	$-	$(949,719)	$—
HSBC Bank (USA)	3,195,262	(926,991)	-	(670,000)	1,598,271
Royal Bank of Scotland PLC	79,797	(37,553)	-	(42,244)	—

Total	$5,323,030	$(2,062,796)	$-	$(1,661,963)	$1,598,271

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
Deutsche Bank AG	$1,098,252	$(1,098,252)	$-	$-	$-
HSBC Bank (USA)	926,991	(926,991)	-	-	-
Royal Bank of Scotland PLC	37,553	(37,553)	-	-	-

Total	$2,062,796	$(2,062,796)	$-	$-	$-

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

AHL TargetRisk Fund

Offsetting of Financial and Derivative Assets as of December 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$6,331,882	$1,194,740
Swap Agreement - Centrally cleared(1)	341,211	22,557
Swap Agreement - OTC(2)	1,446,638	-
Forward Foreign Currency Contracts(2)	74,878	2,785,591

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$8,194,609	$4,002,888

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(6,673,093)	$(1,217,297)

Total derivative assets and liabilities subject to an MNA	$1,521,516	$2,785,591

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of December 31, 2020:
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(2)	Cash Collateral Pledged(2)	Net Amount
JPMorgan Chase Bank, N.A.	$1,446,638	$-	$-	$-	$1,446,638
State Street Bank & Trust Co.	74,878	(74,878)	-	-	-

Total	$1,521,516	$(74,878)	$-	$-	$1,446,638

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)	Net Amount
State Street Bank & Trust Co.	$2,785,591	$(74,878)	$-	$-	$2,710,713

AHL TargetRisk Core Fund

Offsetting of Financial and Derivative Assets as of December 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$71,921	$23,188
Forward Foreign Currency Contracts(2)	-	338

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$71,921	$23,526

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(71,921)	$(23,188)

Total derivative assets and liabilities subject to an MNA	$-	$338

	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statement of Assets and Liabilities		Net Amount
Counterparty			Non-Cash Collateral Received(2)	Cash Collateral Received(2)
State Street Bank & Trust Co.	$338	$-	$-	$-	$338

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

(2) The securities presented here within are not subject to master netting agreements. As such, this is disclosed for informational purposes only.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Commodities Risk

The Funds’ investments in commodity-linked derivative instruments may subject the Funds to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Funds and the Subsidiaries each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Funds and the Subsidiaries may be more susceptible to risks associated with those sectors. The Funds’ investments in commodity-related instruments may lead to losses in excess of the Funds’ investment in such products. Such losses can significantly and adversely affect the NAV of the Funds and, consequently, a shareholder’s interest in the Funds.

Counterparty Risk

There are two separate categories of counterparty risk that arise out of a Fund’s investments in derivatives. The first relates to the risk that its swap counterparty defaults, and the second category relates to the risk that a futures commission merchant (“FCM”) would default on an obligation set forth in an agreement between a Fund and the FCM. As for the first category of risk, entering into derivatives in the OTC market involves counterparty risk, which is the risk that the dealer providing the derivative or other product will fail to timely perform its payment and other obligations or experience financial difficulties, which may include filing for bankruptcy. Therefore, to the extent that a Fund engages in trading in OTC markets, the Fund could be exposed to greater risk of loss through default than if it confined its trading to transactions that are centrally cleared. The second category of risk exists at and from the time that a Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes the Fund’s counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM and lost or its return delayed due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruptions, a Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by the Funds may have an adverse impact on its price and make it difficult for the Funds to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade. Since the Funds can invest significantly in high-yield investments considered speculative in nature, this risk may be substantial.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, or by purchasing or selling forward currency exchange contracts in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

United States or abroad. As a result, the Funds’ investments in foreign currency denominated securities may reduce the returns of the Funds. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Funds may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Funds may choose to not hedge its currency risks.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may at times be illiquid, and the Funds may not be able to close out or sell a derivative at a particular time or at an anticipated price. Certain derivatives may be difficult to value, and valuation may be more difficult in times of market turmoil.

Derivatives may also be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange, which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, or may otherwise adversely affect their liquidity, value or performance.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Forward Foreign Currency Contracts Risk

Forward foreign currency contracts, including non-deliverable forwards, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of forward foreign currency contracts may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the forward foreign currency contract.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High Portfolio Turnover Risk

Portfolio turnover is a measure of the Funds’ trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase the Funds’ transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

High-Yield Securities Risk

Exposure to high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. High-yield securities may experience greater price volatility and less liquidity than investment grade securities. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Funds may lose its entire investment.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed-income securities are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates,

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Funds. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Funds’ performance to the extent the Funds are exposed to such interest rates.

Leverage Risk

Financial leverage magnifies the exposure to the movement in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that a Fund will have the potential for greater losses than if a Fund does not use the derivative instruments that have a leveraging effect. Leverage tends to magnify, sometimes significantly, the effect of any increase or decrease in a Fund’s exposure to an asset or class of assets and may cause a Fund’s NAV to be volatile.

A Fund may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in other investments. Such investments may have the effect of leveraging a Fund because a Fund may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of a Fund’s investments in derivatives is increasing, this could be offset by declining values of a Fund’s other investments. Conversely, it is possible that the rise in the value of a Fund’s non-derivative investments could be offset by a decline in the value of a Fund’s investments in derivatives. In either scenario, a Fund may experience losses. In a market where the value of a Fund’s investments in derivatives is declining and the value of its other investments is declining, a Fund may experience substantial losses. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. In addition, the costs that a Fund pays to engage in these practices are additional costs borne by a Fund and could reduce or eliminate any net investment profits.

Libor Risk

Certain of the instruments identified in the Fund’s principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. On advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Funds may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Direction Risk

Since the Funds will typically hold both long and short positions, an investment in the Funds will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Funds’ results could suffer both when there is a general market advance and the Funds hold significant “short” positions, and when there is a general market decline and the Funds hold significant “long” positions. In recent years, the markets have shown considerable volatility from day to day and even in intra-day trading.

Market Timing Risk

The Funds are subject to the risk of market timing activities by investors due to the Funds’ investments in high yield, and foreign securities, or its exposure to foreign securities through the derivatives it holds. If the Funds trade foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Funds’ calculation of its net asset value (“NAV”). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. Frequent trading by Funds shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the models accordingly, major losses may result – all of which will be borne by the Funds. The sub-advisor will continue to test, evaluate and add new Models, which may lead to the Models being modified from time to time. Any modification of the Models or strategies will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance as to the effects (positive or negative) of any modification to the Models or strategies on a Fund’s performance.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds, exchange-traded funds (“ETFs”). To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Funds’ investment may decline, adversely affecting the Funds’ performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time.

The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Short Position Risk

The Funds’ losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Funds are required to purchase may have appreciated. Because the Funds may invest the proceeds of a short sale, another effect of short selling on the Funds is similar to the effect of leverage, in that it amplifies changes in the Funds’ NAV since it increases the exposure of the Funds to the market.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Subsidiaries Risk

There can be no assurance that the investment objective of a Subsidiary will be achieved. The Subsidiaries are not registered under the Act, and are not subject to all the investor protections of the Act. However, the AHL Managed Futures Strategy Fund and the AHL TargetRisk Fund wholly own and control its respective Subsidiary, and each Fund and its respective Subsidiary are both managed by the Manager and the sub-advisor pursuant to separate agreements, making it unlikely that a Subsidiary will take action contrary to the interests of its respective Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Funds, including its investment in the Subsidiaries, and each Fund’s role as sole shareholder of its respective Subsidiary. Changes in the laws of the United States and/or the Cayman Islands, under which the Funds and Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or Subsidiaries to operate as described in the Prospectus and could negatively affect the Funds and their respective shareholders. For example, the Cayman Islands government has undertaken not to impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. Rulemaking by the CFTC or other regulatory initiatives may affect the Funds’ ability to use its respective Subsidiary to pursue its investment strategies.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Tax Risk

To qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) (“RIC”), the AHL Managed Futures Strategy and AHL TargetRisk Funds (the “Funds”) must, among other requirements, derive at least 90% of its gross income for each taxable year from “qualifying income.” Income from certain commodity-linked derivative instruments in which the Funds invest is not considered qualifying income. The Funds will therefore restrict its income from direct investments in those instruments, such as commodity-linked swaps, to a maximum of 10% of its gross income for each taxable year. The Funds’ investment in the Subsidiary is expected to provide the Funds with exposure to the commodities markets

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

within the limitations of the federal tax requirements of Subchapter M. The Internal Revenue Service (“IRS”) issued a large number of private letter rulings (“PLRs”) (which the Fund may not cite as precedent) from 2006 to 2011 that income a RIC derives from a wholly owned foreign subsidiary (a “controlled foreign corporation” or “CFC”) (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. Treasury regulations published on March 19, 2019, provide that income inclusions of a RIC from a CFC are qualifying income for the RIC whether or not the CFC makes distributions to the RIC out of its associated earnings and profits for the applicable taxable year. The federal income tax treatment of the Fund’s commodity-linked investments and income from the Subsidiary may be materially adversely affected by future legislation, other Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M or otherwise materially affect the character, timing or recognition, and/or amount of the Fund’s taxable income and/or net capital gains and, therefore, the distributions the Funds make.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV per share to experience significant increases or declines in value over short periods of time. Market interest rate changes may also cause the Funds’ NAV per share to experience volatility. This is because the value of an obligation asset in a Fund is partially a function of whether it is paying what the market perceives to be a market rate of interest for the particular obligation given its individual credit and other characteristics. If market interest rates change, an obligation’s value could be affected to the extent the interest rate paid on that obligation does not reset at the same time.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year ended December 31, 2020 for AHL Managed Futures Strategy Fund, the three year period ended December 31, 2020 for AHL TargetRisk Fund, and the tax year ended December 31, 2020 for AHL TargetRisk Core Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. The Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The tax character of distributions paid were as follows:

	AHL Managed Futures Strategy Fund		AHL TargetRisk Fund		AHL TargetRisk Core Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019	From December 16, 2020A to December 31, 2020
Distributions paid from:
Ordinary income*
R5 Class**	$7,226,741	$9,234,413	$563,870	$326,601	$-
Y Class	31,971,972	15,348,555	3,811,853	2,771,893	-
Investor Class	955,098	403,194	60,415	329,122	-
A Class	149,153	89,638	15,396	35,728	-
C Class	276,834	102,163	57,110	134,524	-
Long-term capital gains
R5 Class**	3,092,793	6,676,655	140,263	220,924	-
Y Class	13,730,884	11,541,535	1,027,858	1,875,005	-
Investor Class	441,369	338,973	24,891	223,380	-
A Class	68,946	76,332	6,265	24,196	-
C Class	153,657	123,342	23,530	97,868	-

Total distributions paid	$58,067,447	$43,934,800	$5,731,451	$6,039,241	-

A Commencement of operations.

* For tax purposes, short-term capital gains are considered ordinary income distributions.

** Formerly known as Institutional Class.

As of December 31, 2020, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$1,067,231,871	$29,049,810	$(107,208,285)	$(78,158,475)
AHL TargetRisk	690,235,358	9,843,281	(3,087,508)	6,755,773
AHL TargetRisk Core	8,248,115	28,339	(342)	27,997

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
AHL Managed Futures Strategy	$(78,158,475)	$22,882,963	$23,778,160	$-	$34,844,806	$3,347,454
AHL TargetRisk	6,755,773	21,854,340	10,451,927	-	827,535	39,889,575
AHL TargetRisk Core	27,997	4,585	13,348	-	-	45,930

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the tax deferral of losses related to straddles, and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities. Accordingly, the following amounts represent current year permanent differences derived from the reclassification of income from investment subsidiary as of December 31, 2020:

Fund	Paid-In-Capital	Distributable Earnings/ (Deficits)
AHL Managed Futures Strategy	$55,642,800	$(55,642,800)
AHL TargetRisk	3,276,351	(3,276,351)
AHL TargetRisk Core	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2020, the Funds did not have any capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$-	$-	$-	$-
AHL TargetRisk	335,691,960	160,492,351	223,434,430	83,317,748
AHL TargetRisk Core	-	-	-	-

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2020 were as follows:

Fund	Type of Transaction	December 31, 2019 Shares/Fair Value	Purchases	Sales	December 31, 2020 Shares/Fair Value
AHL Managed Futures Strategy	Direct	$21,740,982	$1,008,524,960	$1,030,265,942	$-
AHL TargetRisk	Direct	5,176,875	686,468,220	691,645,095	-
AHL TargetRisk Core	Direct	-	-	-	-

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2020, the Funds did not utilize this facility.

10. Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Year Ended December 31,
	2020		2019
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	21,105,054	$226,220,493	5,523,825	$58,583,179
Reinvestment of dividends	386,143	4,012,021	1,438,862	14,719,562
Shares redeemed	(37,240,997)	(397,272,145)	(10,209,295)	(107,993,004)

Net (decrease) in shares outstanding	(15,749,800)	$(167,039,631)	(3,246,608)	$(34,690,263)

	Y Class
	Year Ended December 31,
	2020		2019
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	56,516,359	$603,507,640	29,821,234	$313,727,954
Reinvestment of dividends	4,180,306	43,224,363	2,476,697	25,237,540
Shares redeemed	(39,737,169)	(425,621,784)	(17,263,378)	(182,376,411)

Net increase in shares outstanding	20,959,496	$221,110,219	15,034,553	$156,589,083

	Investor Class
	Year Ended December 31,
	2020		2019
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	1,995,500	$21,056,649	571,566	$6,048,728
Reinvestment of dividends	134,857	1,379,592	72,388	730,397
Shares redeemed	(1,031,123)	(10,919,214)	(435,062)	(4,608,458)

Net increase in shares outstanding	1,099,234	$11,517,027	208,892	$2,170,667

	A Class
	Year Ended December 31,
	2020		2019
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	666,950	$7,014,864	595,806	$6,284,846
Reinvestment of dividends	18,757	192,070	15,181	153,174
Shares redeemed	(664,912)	(6,987,904)	(601,608)	(6,325,478)

Net increase in shares outstanding	20,795	$219,030	9,379	$112,542

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

	C Class
	Year Ended December 31,
	2020				2019
AHL Managed Futures Strategy Fund	Shares		Amount		Shares	Amount
Shares sold	389,949		$3,975,520		281,963	$2,884,365
Reinvestment of dividends	36,421		362,751		18,599	183,017
Shares redeemed	(149,524)		(1,523,799)		(150,522)	(1,522,998)

Net increase in shares outstanding	276,846		$2,814,472		150,040	$1,544,384

	R5 ClassA
	Year Ended December 31,
	2020				2019
AHL TargetRisk Fund	Shares		Amount		Shares	Amount
Shares sold	6,832,761		$83,359,042		1,011,041	$12,665,501
Reinvestment of dividends	54,549		688,955		44,728	547,021
Shares redeemed	(451,831)		(5,553,418)		(2,492,324)	(30,547,335)

Net increase (decrease) in shares outstanding	6,435,479		$78,494,579		(1,436,555)	$(17,334,813)

	Y Class
	Year Ended December 31,
	2020				2019
AHL TargetRisk Fund	Shares		Amount		Shares	Amount
Shares sold	48,720,779		$588,325,950		9,844,871	$121,540,614
Reinvestment of dividends	379,265		4,790,119		377,186	4,612,984
Shares redeemed	(6,617,816)		(80,786,212)		(498,286)	(6,193,664)

Net increase in shares outstanding	42,482,228		$512,329,857		9,723,771	$119,959,934

	Investor Class
	Year Ended December 31,
	2020				2019
AHL TargetRisk Fund	Shares		Amount		Shares	Amount
Shares sold	1,050,194		$12,578,538		1,047,196	$12,947,060
Reinvestment of dividends	6,711		84,490		45,009	549,107
Shares redeemed	(493,908)		(6,006,978)		(404,435)	(4,935,327)

Net increase in shares outstanding	562,997		$6,656,050		687,770	$8,560,840

	A Class
	Year Ended December 31,
	2020				2019
AHL TargetRisk Fund	Shares		Amount		Shares	Amount
Shares sold	295,029		$3,557,666		129,968	$1,601,555
Reinvestment of dividends	1,713		21,523		4,916	59,925
Shares redeemed	(101,923)		(1,244,875)		(13,675)	(169,113)

Net increase in shares outstanding	194,819		$2,334,314		121,209	$1,492,367

	C Class
	Year Ended December 31,
	2020				2019
AHL TargetRisk Fund	Shares		Amount		Shares	Amount
Shares sold	1,096,527		$13,140,033		466,000	$5,743,373
Reinvestment of dividends	6,459		80,352		19,111	232,392
Shares redeemed	(381,813)		(4,576,726)		(13,326)	(163,766)

Net increase in shares outstanding	721,173		$8,643,659		471,785	$5,811,999

	Y Class
	December 16, 2020B to December 31, 2020
AHL TargetRisk Core Fund	Shares		Amount
Shares sold	-	C	$-	C
Reinvestment of dividends	-		-
Shares redeemed	-		-

Net increase in shares outstanding	-		$-

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

A Class
December 16, 2020B to December 31, 2020
AHL TargetRisk Core Fund	Shares		Amount
Shares sold	-	C	$-	C
Reinvestment of dividends	-		-
Shares redeemed	-		-

Net increase in shares outstanding	-		$-

C Class
December 16, 2020B to December 31, 2020
AHL TargetRisk Core Fund	Shares		Amount
Shares sold	-	C	$-	C
Reinvestment of dividends	-		-
Shares redeemed	-		-

Net increase in shares outstanding	-		$-

R6 Class
December 16, 2020B to December 31, 2020
AHL TargetRisk Core Fund	Shares		Amount
Shares sold	500,000	C	$5,000,001	C
Reinvestment of dividends	-		-
Shares redeemed	-		-

Net increase in shares outstanding	500,000		$5,000,001

A Formerly known as Institutional Class.

B Commencement of operations.

C Seed capital was received on December 16, 2020 in the amount of $100,000 for the Y Class, $100,000 for the A Class, $100,000 for the C class and $4,700,000 for the R6 Class. As a result, shares were issued in the amount of 10,000 for the Y Class, 10,000 for the A Class, 10,000 for the C class and 470,000 for the R6 Class.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$10.22	$10.63	$10.57	$10.44	$10.46

Income (loss) from investment operations:
Net investment income (loss)	(1.03)	0.04	(0.02)	(0.08)	0.20
Net gains (losses) on investments (both realized and unrealized)	2.10	0.01	0.28	0.63	(0.22)

Total income (loss) from investment operations	1.07	0.05	0.26	0.55	(0.02)

Less distributions:
Dividends from net investment income	(0.34)	(0.27)	(0.14)	-	-
Distributions from net realized gains	(0.23)	(0.19)	(0.06)	(0.42)	-

Total distributions	(0.57)	(0.46)	(0.20)	(0.42)	-

Net asset value, end of period	$10.72	$10.22	$10.63	$10.57	$10.44

Total returnB	10.67%	0.43%	2.42%	5.31%	(0.19)%

Ratios and supplemental data:
Net assets, end of period	$195,920,482	$347,611,671	$396,044,490	$391,617,624	$353,601,987
Ratios to average net assets:
Expenses, before reimbursements	1.59%	1.60%	1.71%	1.98%	1.90%
Expenses, net of reimbursements	1.54%	1.54%	1.54%	1.54%	1.54%
Net investment income (loss), before expense reimbursements	(3.19)%	0.52%	(0.40)%	(1.20)%	(1.69)%
Net investment income (loss), net of reimbursements	(3.14)%	0.58%	(0.23)%	(0.77)%	(1.33)%
Portfolio turnover rateC	–%	-%	–%	–%	–%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$10.17	$10.58	$10.53	$10.41	$10.45

Income (loss) from investment operations:
Net investment income (loss)	0.08	0.08	0.10	(0.07)	(0.08)
Net gains (losses) on investments (both realized and unrealized)	0.99	(0.05)	0.14	0.61	0.04

Total income (loss) from investment operations	1.07	0.03	0.24	0.54	(0.04)

Less distributions:
Dividends from net investment income	(0.34)	(0.25)	(0.13)	-	-
Distributions from net realized gains	(0.23)	(0.19)	(0.06)	(0.42)	-

Total distributions	(0.57)	(0.44)	(0.19)	(0.42)	-

Net asset value, end of period	$10.67	$10.17	$10.58	$10.53	$10.41

Total returnA	10.71%	0.34%	2.28%	5.23%	(0.38)%

Ratios and supplemental data:
Net assets, end of period	$888,669,539	$634,005,786	$500,530,112	$101,513,775	$52,391,912
Ratios to average net assets:
Expenses, before reimbursements	1.64%	1.63%	1.72%	2.04%	1.97%
Expenses, net of reimbursements	1.62%	1.64%	1.64%	1.64%	1.64%
Net investment income (loss), before expense reimbursements	0.02%	0.48%	0.71%	(1.25)%	(1.76)%
Net investment income (loss), net of reimbursements	0.04%	0.47%	0.79%	(0.84)%	(1.44)%
Portfolio turnover rateB	–%	-%	–%	–%	–%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of period	$10.07		$10.48	$10.44	$10.35	$10.41

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)A	0.06	(0.12)	(0.11)	(0.25)
Net gains (losses) on investments (both realized and unrealized)	1.07		(0.05)	0.31	0.62	0.19

Total income (loss) from investment operations	1.03		0.01	0.19	0.51	(0.06)

Less distributions:
Dividends from net investment income	(0.31)		(0.23)	(0.09)	-	-
Distributions from net realized gains	(0.23)		(0.19)	(0.06)	(0.42)	-

Total distributions	(0.54)		(0.42)	(0.15)	(0.42)	-

Net asset value, end of period	$10.56		$10.07	$10.48	$10.44	$10.35

Total returnB	10.42%		0.08%	1.85%	4.98%	(0.58)%

Ratios and supplemental data:
Net assets, end of period	$31,217,881		$18,716,672	$17,292,936	$20,241,387	$31,223,150
Ratios to average net assets:
Expenses, before reimbursements	1.97%		1.94%	1.97%	2.20%	2.13%
Expenses, net of reimbursements	1.92%		1.92%	1.92%	1.92%	1.92%
Net investment income (loss), before expense reimbursements	(0.44)%		0.17%	(0.95)%	(1.48)%	(1.93)%
Net investment income (loss), net of reimbursements	(0.39)%		0.19%	(0.90)%	(1.20)%	(1.72)%
Portfolio turnover rateC	–%		-%	–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of period	$10.08	$10.49	$10.53		$10.36	$10.44

Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.04	(0.06	)A	(0.41)	0.23
Net gains (losses) on investments (both realized and unrealized)	1.03	(0.03)	0.18		1.00	(0.31)

Total income (loss) from investment operations	1.02	0.01	0.12		0.59	(0.08)

Less distributions:
Dividends from net investment income	(0.31)	(0.23)	(0.10)		-	-
Distributions from net realized gains	(0.23)	(0.19)	(0.06)		(0.42)	-

Total distributions	(0.54)	(0.42)	(0.16)		(0.42)	-

Net asset value, end of period	$10.56	$10.08	$10.49		$10.53	$10.36

Total returnB	10.31%	0.06%	1.14%		5.77%	(0.77)%

Ratios and supplemental data:
Net assets, end of period	$4,653,583	$4,229,124	$4,303,787		$3,408,861	$23,330,824
Ratios to average net assets:
Expenses, before reimbursements	1.91%	1.89%	2.05%		2.35%	2.29%
Expenses, net of reimbursements	1.90%	1.94%	1.94%		1.94%	1.94%
Net investment income (loss), before expense reimbursements	(0.69)%	0.22%	(0.72)%		(1.62)%	(2.08)%
Net investment income (loss), net of reimbursements	(0.68)%	0.17%	(0.61)%		(1.21)%	(1.74)%
Portfolio turnover rateC	–%	-%	–%		–%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2020		2019		2018	2017	2016

Net asset value, beginning of period	$9.82		$10.25		$10.19	$10.20	$10.34

Income (loss) from investment operations:
Net investment (loss)	(0.11	)A	(0.06	)A	(0.17)	(0.17)	(0.08)
Net gains (losses) on investments (both realized and unrealized)	1.04		(0.02)		0.30	0.58	(0.06)

Total income (loss) from investment operations	0.93		(0.08)		0.13	0.41	(0.14)

Less distributions:
Dividends from net investment income	(0.25)		(0.16)		(0.01)	-	-
Distributions from net realized gains	(0.23)		(0.19)		(0.06)	(0.42)	-

Total distributions	(0.48)		(0.35)		(0.07)	(0.42)	-

Net asset value, end of period	$10.27		$9.82		$10.25	$10.19	$10.20

Total returnB	9.62%		(0.78)%		1.30%	4.06%	(1.35)%

Ratios and supplemental data:
Net assets, end of period	$9,482,185		$6,352,147		$5,088,250	$5,702,799	$4,300,637
Ratios to average net assets:
Expenses, before reimbursements	2.65%		2.64%		2.78%	3.10%	3.04%
Expenses, net of reimbursements	2.64%		2.69%		2.69%	2.69%	2.69%
Net investment (loss), before expense reimbursements	(1.07)%		(0.53)%		(1.61)%	(2.31)%	(2.84)%
Net investment (loss), net of reimbursements	(1.06)%		(0.58)%		(1.52)%	(1.90)%	(2.49)%
Portfolio turnover rateC	–%		-%		–%	–%	–%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2020	2019	2018B

Net asset value, beginning of period	$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	0.02	-
Net gains on investments (both realized and unrealized)	0.74	2.69	-

Total income from investment operations	0.69	2.71	-

Less distributions:
Dividends from net investment income	(0.03)	(0.02)	-
Distributions from net realized gains	(0.07)	(0.53)	-

Total distributions	(0.10)	(0.55)	-

Net asset value, end of period	$12.75	$12.16	$10.00

Total returnC	5.68%	27.06%	-%

Ratios and supplemental data:
Net assets, end of period	$95,337,373	$12,692,260	$24,800,000
Ratios to average net assets:
Expenses, before reimbursements	1.08%	1.59%	89.10	%D
Expenses, net of reimbursements	1.04%	1.04%	0.00	%E
Net investment (loss), before expense reimbursements	(0.97)%	(0.44)%	(89.10	)%D
Net investment income (loss), net of reimbursements	(0.93)%	0.11%	0.00%
Portfolio turnover rate	197%	77%	-%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commenced operations on December 31, 2018.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Annualized.
E	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2020	2019	2018A

Net asset value, beginning of period	$12.16	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.02)	-
Net gains on investments (both realized and unrealized)	0.73	2.73	-

Total income from investment operations	0.68	2.71	-

Less distributions:
Dividends from net investment income	(0.03)	(0.02)	-
Distributions from net realized gains	(0.07)	(0.53)	-

Total distributions	(0.10)	(0.55)	-

Net asset value, end of period	$12.74	$12.16	$10.00

Total returnB	5.55%	27.06%	-%

Ratios and supplemental data:
Net assets, end of period	$665,119,502	$118,366,001	$100,000
Ratios to average net assets:
Expenses, before reimbursements	1.13%	1.62%	241.64	%C
Expenses, net of reimbursements	1.11%	1.14%	0.00	%D
Net investment (loss), before expense reimbursements	(1.18)%	(1.13)%	(241.64	)%C
Net investment income (loss), net of reimbursements	(1.16)%	(0.65)%	0.00%
Portfolio turnover rate	197%	77%	-%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Annualized.
D	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2020	2019	2018A

Net asset value, beginning of period	$12.14	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.07)	-
Net gains on investments (both realized and unrealized)	0.76	2.76	-

Total income from investment operations	0.63	2.69	-

Less distributions:
Dividends from net investment income	-	(0.02)	-
Distributions from net realized gains	(0.07)	(0.53)	-

Total distributions	(0.07)	(0.55)	-

Net asset value, end of period	$12.70	$12.14	$10.00

Total returnB	5.18%	26.85%	–%

Ratios and supplemental data:
Net assets, end of period	$16,012,197	$8,469,551	$100,010
Ratios to average net assets:
Expenses, before reimbursements	1.45%	1.93%	241.89	%C
Expenses, net of reimbursements	1.42%	1.42%	0.00	%D
Net investment (loss), before expense reimbursements	(1.70)%	(1.49)%	(241.89	)%C
Net investment income (loss), net of reimbursements	(1.67)%	(0.98)%	0.00%
Portfolio turnover rate	197%	77%	–%

A	Commenced operations on December 31, 2018.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Annualized.
D	The Manager agreed to voluntarily waive expenses as of 12/31/18, despite expense caps being in place, due to the one day of operations on the Fund.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31, 2020		Year EndedA December 31, 2019

Net asset value, beginning of period	$12.12		$11.32

Income (loss) from investment operations:
Net investment (loss)	(0.10)		(0.03)
Net gains on investments (both realized and unrealized)	0.73		1.38

Total income from investment operations	0.63		1.35

Less distributions:
Dividends from net investment income	(0.00	)B	(0.02)
Distributions from net realized gains	(0.07)		(0.53)

Total distributions	(0.07)		(0.55)

Net asset value, end of period	$12.68		$12.12

Total returnC	5.19%		11.89	%D

Ratios and supplemental data:
Net assets, end of period	$4,007,021		$1,469,217
Ratios to average net assets:
Expenses, before reimbursements	1.45%		2.33	%E
Expenses, net of reimbursements	1.44%		1.44	%E
Net investment (loss), before expense reimbursements	(1.57)%		(1.73	)%E
Net investment (loss), net of reimbursements	(1.56)%		(0.84	)%E
Portfolio turnover rate	197%		77	%D

A	Commenced operations on April 30, 2019.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon AHL TargetRisk FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31, 2020	Year EndedA December 31, 2019

Net asset value, beginning of period	$12.09	$11.32

Income (loss) from investment operations:
Net investment (loss)	(0.17)	(0.06)
Net gains on investments (both realized and unrealized)	0.70	1.36

Total income from investment operations	0.53	1.30

Less distributions:
Dividends from net investment income	-	-
Distributions from net realized gains	(0.07)	(0.53)

Total distributions	(0.07)	(0.53)

Net asset value, end of period	$12.55	$12.09

Total returnB	4.37%	11.42	%C

Ratios and supplemental data:
Net assets, end of period	$14,969,947	$5,702,552
Ratios to average net assets:
Expenses, before reimbursements	2.20%	2.76	%D
Expenses, net of reimbursements	2.19%	2.19	%D
Net investment (loss), before expense reimbursements	(2.34)%	(2.28	)%D
Net investment (loss), net of reimbursements	(2.33)%	(1.71	)%D
Portfolio turnover rate	197%	77	%C

A	Commenced operations on April 30, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	December 16, 2020A to December 31, 2020
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income	(0.00	)B
Net gains on investments (both realized and unrealized)	0.05

Total income from investment operations	0.05

Net asset value, end of period	$10.05

Total returnC	0.50	%D

Ratios and supplemental data:
Net assets, end of period	$100,456
Ratios to average net assets:
Expenses, before reimbursements	19.25	%EF
Expenses, net of reimbursements	1.09	%E
Net investment (loss), before expense reimbursements	(19.22	)%EF
Net investment (loss), net of reimbursements	(1.06	)%E
Portfolio turnover rateG	–%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	December 16, 2020A to December 31, 2020
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.01)
Net gains on investments (both realized and unrealized)	0.05

Total income from investment operations	0.04

Net asset value, end of period	$10.04

Total returnB	0.40	%C

Ratios and supplemental data:
Net assets, end of period	$100,443
Ratios to average net assets:
Expenses, before reimbursements	19.65	%DE
Expenses, net of reimbursements	1.39	%D
Net investment (loss), before expense reimbursements	(19.62	)%DE
Net investment (loss), net of reimbursements	(1.36	)%D
Portfolio turnover rateF	–%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	December 16, 2020A to December 31, 2020
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.01)
Net gains on investments (both realized and unrealized)	0.05

Total income from investment operations	0.04

Net asset value, end of period	$10.04

Total returnB	0.40	%C

Ratios and supplemental data:
Net assets, end of period	$100,413
Ratios to average net assets:
Expenses, before reimbursements	20.40	%DE
Expenses, net of reimbursements	2.14	%D
Net investment (loss), before expense reimbursements	(20.37	)%DE
Net investment (loss), net of reimbursements	(2.11	)%D
Portfolio turnover rateF	–%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.
F

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL TargetRisk Core FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	December 16, 2020A to December 31, 2020
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income	(0.00	)B
Net gains on investments (both realized and unrealized)	0.05

Total income from investment operations	0.05

Net asset value, end of period	$10.05

Total returnC	0.50	%D

Ratios and supplemental data:
Net assets, end of period	$9,744,619
Ratios to average net assets:
Expenses, before reimbursements	14.61	%EF
Expenses, net of reimbursements	0.99	%E
Net investment (loss), before expense reimbursements	(14.58	)%EF
Net investment (loss), net of reimbursements	(0.96	)%E
Portfolio turnover rateG	–%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.
G

Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon FundsSM

Affirmation of the Commodity Pool Operator

December 31, 2020 (Unaudited)

To the best of my knowledge and belief, the information contained in the attached financial statements for the American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund for the period from January 1, 2020 to December 31, 2020, is accurate and complete.

Melinda G. Heika, Treasurer

American Beacon Advisors, Inc.

Commodity Pool Operator for the

American Beacon AHL Managed Futures Strategy Fund,

American Beacon AHL TargetRisk Fund and

American Beacon AHL TargetRisk Core Fund

American Beacon FundsSM

Federal Tax Information

December 31, 2020 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

AHL Managed Futures Strategy	0.00%
AHL TargetRisk	0.00%
AHL TargetRisk Core	0.00%

Qualified Dividend Income:

AHL Managed Futures Strategy	0.00%
AHL TargetRisk	0.00%
AHL TargetRisk Core	0.00%

Long-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$17,487,649
AHL TargetRisk	1,222,807
AHL TargetRisk Core	-

Short-Term Capital Gain Distributions:

AHL Managed Futures Strategy	$5,887,932
AHL TargetRisk	2,967,918
AHL TargetRisk Core	-

Shareholders received notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

Disclosure Regarding Management and Investment Advisory AgreementSM

(Unaudited)

At its August 17-18, 2020 meetings via videoconference, the Board of Trustees (the “Board”) of the American Beacon Funds (the “Trust”) considered:

(1) the approval of the Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the Trust, on behalf of the American Beacon AHL TargetRisk Core Fund (the “Fund”), a newly created series of the Trust; and

(2) the approval of the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Fund, and AHL Partners LLP (the “Subadviser”), the Fund’s proposed subadviser.

Approval of the Management Agreement

Prior to the meeting, information was provided to the Board by the Manager in response to requests from the Board in connection with the Board’s consideration of the Management Agreement for the Fund. The Investment Committee of the Board also met with representatives of the Manager. The Board also considered information that had been provided by the Manager to the Board at the May 14, 2020 and June 3-4, 2020 Board meetings in connection with the review of the then-current Management Agreement between the Manager and the Trust as it related to the existing series of the Trust (the “Existing Funds”).

Provided below is an overview of the primary factors the Board considered at its August 17-18, 2020 meetings at which the Board considered the approval of the Management Agreement with respect to the Fund. In determining whether to approve the Management Agreement, the Board considered, among other things, the following factors with respect to the Fund: (1) the nature and quality of the services to be provided; (2) the estimated costs to be incurred by the Manager in rendering its services to the Fund and the resulting profits or losses; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Manager with the Existing Funds; and (6) any other benefits derived or anticipated to be derived by the Manager from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Management Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Management Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Management Agreement were reasonable and fair and that the approval of the Management Agreement was in the best interests of the Fund.

Nature, Extent and Quality of Services. The Board considered that it had reviewed the Management Agreement between the Manager and the Trust as it relates to the Existing Funds at its May 14, 2020 and June 3-4, 2020 meetings. At those meetings, the Board received detailed information regarding the Manager, including information with respect to the scope of services provided by the Manager to the Existing Funds and the background and experience of the Manager’s key investment personnel. The Board also considered representations made by the Manager at the Board’s May 14, 2020 and June 3-4, 2020 meetings. At those meetings, the Manager described its disciplined investment approach and goal to provide above-average long-term performance on behalf of the Existing Funds and detailed the culture of compliance and support that reduces risks to the Existing Funds. The Board considered the Manager’s representation that the advisory, administrative and related services proposed to be provided to the Fund will be consistent with the services provided to the Existing Funds that have a single investment subadviser. In addition, the Board considered the background and experience of key investment personnel who will have primary responsibility for the day-to-day oversight of the Fund. Based on the foregoing information, the Board concluded that the nature, extent and quality of the services to be provided by the Manager were appropriate for the Fund.

Disclosure Regarding Management and Investment Advisory AgreementSM

(Unaudited)

Investment Performance. The Board considered that the Fund is new and, therefore, had no historical performance for the Board to review with respect to the Manager. The Board also considered that it would review the historical investment performance record relevant to the Fund’s investment professionals in connection with its consideration of the Investment Advisory Agreement.

Costs of the Services Provided to the Fund and the Profits or Losses to Be Realized by the Manager from Its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the estimated revenues to be earned and the expenses to be incurred by the Manager with respect to the Fund.

The Board then considered that, at assumed estimated initial asset levels, the Manager was projected to incur a pre-tax loss before and after distribution revenues and expenses from its first year of rendering services to the Fund. The Board also considered the amounts of those projected losses. The Board considered the Manager’s explanation regarding its cost allocation methodology in calculating these projections.

Comparisons of the Amounts to Be Paid to the Manager Under the Management Agreement and Other Funds in the Morningstar Category and Select Peer Group. In evaluating the Management Agreement, the Board reviewed the Manager’s proposed management fee schedule. The Board considered a comparison of the management fee rate to be charged by the Manager under the Management Agreement versus the fee rates charged by the Manager to other single-subadviser funds in the Trust. The Board considered information provided by the Manager reflecting that the contractual management fee rate proposed by the Manager for the Fund, when combined with the proposed contractual advisory fee rate to be paid to the Subadviser, is higher than the average advisory fee rate paid by funds in the Fund’s potential Morningstar, Inc. category and a group of peer funds selected by the Manager (the “Select Peer Group”). The Board considered that the Manager had contractually agreed to limit the Fund’s total expenses through at least April 30, 2022, at competitive market levels, which are slightly above the Select Peer Group averages. This information assisted the Board in concluding that the management fee rate appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Economies of Scale. The Board considered the Manager’s representation that the proposed management fee rate for the Fund contains breakpoints, which the Manager believes properly reflect economies of scale for the benefit of the Fund’s shareholders.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s representation that it has not identified any material indirect “fall-out” benefits that may accrue to it or its affiliates because of its proposed relationship with the Fund, except that the Manager will benefit from the Fund’s investment of its cash sweep accounts in the American Beacon U.S. Government Money Market Select Fund, a series of the American Beacon Select Funds. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund or the Manager, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”): (1) concluded that the proposed management fee is fair and reasonable with respect to the Fund; (2) determined that the Fund and its shareholders were expected to benefit from the Manager’s management of the Fund; and (3) approved the Management Agreement on behalf of the Fund.

Approval of the Investment Advisory Agreement

Prior to the August 17-18, 2020 meetings, information was provided to the Board by the Subadviser in response to requests from the Board and/or the Manager in connection with the Board’s consideration of the Investment Advisory Agreement. The Investment Committee of the Board also met with representatives of the Subadviser. Information regarding the Subadviser was also provided to the Board by the Subadviser in response to requests from the Board and/or Manager prior to the Board’s May 14, 2020 and June 3-4, 2020 meetings at which the Board considered the existing investment advisory agreement among the Manager, the Subadviser and the Trust, on behalf of other series of the Trust for which the Subadviser serves as subadviser (the “Existing AHL Funds”).

Disclosure Regarding Management and Investment Advisory AgreementSM

(Unaudited)

Provided below is an overview of the primary factors the Board considered at its August 17-18, 2020 meetings at which the Board considered the approval of the Investment Advisory Agreement. In determining whether to approve the Investment Advisory Agreement, the Board considered, among other things, the following factors: (1) the nature and quality of the services to be provided; (2) the investment performance of a comparable client account managed by the Subadviser; (3) the extent to which economies of scale, if any, have been taken into account in setting the fee schedule; (4) whether fee levels reflect these economies of scale, if any, for the benefit of investors; (5) comparisons of services and fees with contracts entered into by the Subadviser with other clients; and (6) any other benefits anticipated to be derived by the Subadviser from its relationship with the Fund.

The Board did not identify any particular information that was most relevant to its consideration of the Investment Advisory Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of investment advisory contracts, such as the Investment Advisory Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of the Investment Advisory Agreement were reasonable and fair and that the approval of the Investment Advisory Agreement was in the best interests of the Fund.

Nature, Extent and Quality of the Services to Be Provided by the Subadviser. The Board considered that it had reviewed investment advisory agreements among the Manager, the Trust, on behalf of the Existing AHL Funds, and the Subadviser at its May 14, 2020 and June 3-4, 2020 meetings. At those meetings, the Board received information regarding the Subadviser, including information regarding the Subadviser’s principal business activities, financial condition and overall capabilities to perform the services under the Investment Advisory Agreement. The Board also considered information provided at those meetings with respect to the Subadviser’s investment resources, infrastructure and the adequacy of its compliance program, and the Subadviser’s representation regarding the strength of its financial condition. In addition, the Board considered the background and experience of the personnel who will be assigned responsibility for managing the Fund. The Board also took into consideration the Manager’s recommendation of the Subadviser. The Board considered the Subadviser’s representation that its current staffing levels were adequate to service the Fund. Based on this information, the Board concluded that the nature, extent and quality of the advisory services to be provided by the Subadviser were appropriate for the Fund in light of its investment objective and, thus, supported a decision to approve the Investment Advisory Agreement.

Performance of the Subadviser. The Board evaluated the information provided by the Subadviser and the Manager regarding the performance of a comparable client account managed by the Subadviser relative to the performance of: the American Beacon AHL TargetRisk Fund, one of the Existing AHL Funds; an appropriate benchmark index; and the funds included in the Select Peer Group. The Board considered representations made by the Subadviser and the Manager that, for various periods ended June 30, 2020, the comparable account’s relative performance was favorable. Based on the foregoing information, the Board concluded that the historical investment performance record of the Subadviser supported approval of the Investment Advisory Agreement.

Comparisons of the Amounts to Be Paid Under the Investment Advisory Agreement with Those Under Contracts Between the Subadviser and Its Other Clients. In evaluating the Investment Advisory Agreement, the Board reviewed the proposed advisory fee rate for services to be performed by the Subadviser on behalf of the Fund. The Board considered that the Subadviser’s investment advisory fee rate under the Investment Advisory Agreement would be paid to the Subadviser by the Fund. The Board considered the Subadviser’s representation that the advisory fee rate proposed for the Fund is favorable compared to other comparable client accounts. After evaluating this information, the Board concluded that the Subadviser’s advisory fee rate under the Investment Advisory Agreement was reasonable in light of the services to be provided to the Fund.

Costs of the Services to Be Provided and Profits to Be Realized by the Subadviser and Its Affiliates from Its Relationship with the Fund. The Board did not consider the costs of the services to be provided and any profits to

Disclosure Regarding Management and Investment Advisory AgreementSM

(Unaudited)

be realized by the Subadviser from its relationship with the Fund, noting instead the arm’s-length nature of the relationship between the Manager and the Subadviser with respect to the negotiation of the advisory fee rate on behalf of the Fund.

Economies of Scale. The Board considered the Subadviser’s representation that it believes that the proposed advisory fee schedule for the Fund, which includes breakpoints, reflects economies of scale for the benefit of the Fund’s investors.

Benefits to Be Derived by the Subadviser from Its Relationship with the Fund. The Board considered the Subadviser’s representation that it is not aware of any “fall-out” benefits that may accrue to it because of the Subadviser’s relationship with the Fund. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Subadviser by virtue of its relationship with the Fund appear to be fair and reasonable.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of Trustees who are not “interested persons” of the Fund, the Manager or the Subadviser, as that term is defined in the 1940 Act, concluded that the proposed investment advisory fee rate is fair and reasonable and the approval of the Investment Advisory Agreement is in the best interests of the Fund and approved the Investment Advisory Agreement.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-two funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (75)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018 – Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2010

Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-

Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (64)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner retired from the Board.

American Beacon FundsSM

Privacy Policy

December 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Funds’ portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Managers Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund, American Beacon AHL TargetRisk Fund and American Beacon AHL TargetRisk Core Fund are service marks of American Beacon Advisors, Inc.

AR 12/20

American Beacon®
FUNDS

2020 ANNUAL REPORT

December 31, 2020

BAHL & GAYNOR SMALL CAP GROWTH FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2020 (Unaudited)

Despite a tumultuous first quarter in 2020, the domestic equity market barreled back in the ensuing quarters and posted double-digit positive returns for most broad equity market indexes – including the Russell 1000 Index, which returned 20.96% for the year. Despite the year looking like it would shape up to be another large-cap year, small-cap stocks returned one of the best quarters ever in the fourth quarter. Growth stocks, however, kept up the pace and trounced Value stocks despite the Value turnaround in the fourth quarter.

In many ways, the domestic equity market’s performance can be viewed in three parts: (1) the first quarter; (2) the rebound, which lasted through the rest of the year; and (3) the Value turnaround at the end of the year.

In the first quarter, the domestic equity markets posted substantial losses amid concerns over the unprecedented economic impact of the global coronavirus pandemic. The first quarter began with positive investor sentiment from the end of 2019 carrying over briefly into January, before worries about the COVID-19 outbreak in China triggered the first of a series of sharp market drops. Markets plunged in mid-March in response to the unfolding pandemic and a surprise oil price war between Saudi Arabia and Russia. Meanwhile, volatility rose to record highs. No sectors were spared in the downturn, but the Energy sector suffered disproportionately due to collapsing oil prices and the anticipation of a global slowdown in business and leisure travel.

The rebound was sharp and swift. Domestic equity markets rallied throughout the second and third quarters of 2020. Government stimulus efforts, encouraging signs of an economic recovery and news about multiple promising COVID-19 vaccines helped boost market performance.

Following a brief pullback in October, U.S. markets delivered positive performance over the final quarter of 2020. Increasing clarity about the results of the U.S. presidential election in November and the makeup of Congress helped reduce the political uncertainty, and the approval and distribution of multiple COVID-19 vaccines and lower-than-expected new applications for unemployment benefits boosted investor confidence. These events sparked not only a domestic market turnaround, but also generated a Value turnaround. Nonetheless, this positive relative performance was not enough to overcome the massive dispersion between Growth and Value stocks that had built up earlier in the year.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 11.91% for the twelve months ended December 31, 2020. The Fund underperformed the Russell 2000® Growth Index (the “Index”) return of 34.63% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 7/15/2014 through 12/31/2020

Total Returns for the Period Ended December 31, 2020

	Ticker	1 Year	3 Years	5 Years	Since Inception (7/15/2014)	Value of $10,000 7/15/2014- 12/31/2020
R5 Class** (1,4)	GBSIX	12.06%	7.65%	12.29%	10.06%	$18,582
Y Class (1,4)	GBSYX	11.92%	7.53%	12.17%	9.95%	$18,465
Investor Class (1,4)	GBSPX	11.91%	7.32%	11.89%	9.68%	$18,169
A without Sales Charge (1,2,4)	GBSAX	11.62%	7.19%	11.83%	9.62%	$18,104
A with Sales Charge (1,2,4)	GBSAX	5.19%	5.09%	10.51%	8.62%	$17,063
C without Sales Charge (1,2,4)	GBSCX	10.84%	6.44%	11.00%	8.81%	$17,255
C with Sales Charge (1,2,4)	GBSCX	9.84%	6.44%	11.00%	8.81%	$17,255

Russell 2000® Growth Index (3)		34.63%	16.20%	16.36%	13.45%	$22,617
S&P 500 Index (3)		18.40%	14.18%	15.22%	12.72%	$21,683

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

3

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

3.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bahl & Gaynor Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 2000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Bahl & Gaynor Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A and C Class shares were 1.33%, 1.38%, 1.71%, 1.64%, and 2.47%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both stock selection and sector allocation.

From a stock selection standpoint, the Fund’s holdings in the Health Care and Industrials sectors detracted the most from relative performance. In the Health Care sector, the Fund’s positions in National Research Corp. (down 20.4%) and Luminex Corp. (down 0.8%) negatively impacted returns. The Fund did not hold Index-position Teladoc Health, Inc. (up 141.0%), further detracting from relative performance. Within the Industrials sector, the Fund was absent Index-position Plug Power, Inc., which was up 973.1% for the period. Positions in BWX Technologies, Inc. and Barrett Business Services, Inc. were down 1.5% and 36.0%, respectively.

Offsetting some of the aforementioned performance were positions in the Materials and Financials sectors. In Materials, the Fund held Scott’s Miracle-Gro Co. (up 99.8%) and Avient Corp. (up 60.7%), which boosted relative returns. The Fund did not hold Index-positions Ingevity Corp. (down 13.3%) and Innospec, Inc. (down 11.1%). Within the Financials sector, the Fund held Kinsale Capital Group, Inc. (up 80.1%) and Evercore, Inc. A (up 50.6%), while it avoided Index-positions eHealth, Inc. (down 26.5%) and FirstCash, Inc. (down 11.7%).

As it relates to sector allocation, the Fund held a sizeable underweight to Health Care, the top performing sector in the Index (up 47.1%). The Fund was also overweight Financials, which detracted value for the period. Offsetting some of this performance was an overweight to Industrials (a top performing sector in the Index), and a slight underweight to Communication Services.

The Fund’s basic philosophy remains focused on investing in companies using a fundamental investment approach that seeks price appreciation, capital preservation and income.

4

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

Top Ten Holdings (% Net Assets)
Tetra Tech, Inc.		4.1
Progress Software Corp.		3.6
US Physical Therapy, Inc.		3.1
Simulations Plus, Inc.		3.0
CONMED Corp.		2.9
Ensign Group, Inc.		2.9
Evercore, Inc., Class A		2.9
Power Integrations, Inc.		2.9
Quanta Services, Inc.		2.9
Chemed Corp.		2.8

Total Fund Holdings	54

Sector Allocation (% Equities)
Industrials		25.5
Health Care		22.3
Information Technology		18.7
Financials		10.3
Materials		6.6
Real Estate		5.2
Consumer Discretionary		4.6
Consumer Staples		3.0
Utilities		2.4
Energy		0.8
Communication Services		0.6

5

American Beacon FundsSM

Expense Examples

December 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2020 through December 31, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Expense Examples

December 31, 2020 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020-12/31/2020*
R5 Class**
Actual	$1,000.00	$1,257.40	$5.56
Hypothetical***	$1,000.00	$1,020.21	$4.98
Y Class
Actual	$1,000.00	$1,256.70	$6.13
Hypothetical***	$1,000.00	$1,019.71	$5.48
Investor Class
Actual	$1,000.00	$1,255.10	$7.71
Hypothetical***	$1,000.00	$1,018.30	$6.90
A Class
Actual	$1,000.00	$1,254.60	$7.59
Hypothetical***	$1,000.00	$1,018.40	$6.80
C Class
Actual	$1,000.00	$1,250.20	$12.05
Hypothetical***	$1,000.00	$1,014.43	$10.79

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.34%, and 2.13% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Bahl & Gaynor Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) (one of the funds constituting American Beacon Funds (the “Trust”)), including the schedule of investments, as of December 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 26, 2021

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.66%

Communication Services - 0.55%

Media - 0.55%
Nexstar Media Group, Inc., Class A	2,126	$232,138

Consumer Discretionary - 4.56%

Household Durables - 1.97%
MDC Holdings, Inc.	17,100	831,060

Leisure Products - 2.59%
Brunswick Corp.	7,022	535,357
Johnson Outdoors, Inc., Class A	4,910	553,014

		1,088,371

Total Consumer Discretionary		1,919,431

Consumer Staples - 2.91%

Food Products - 2.91%
John B Sanfilippo & Son, Inc.	4,809	379,238
Lancaster Colony Corp.	4,602	845,525

		1,224,763

Total Consumer Staples		1,224,763

Energy - 0.74%

Oil, Gas & Consumable Fuels - 0.74%
World Fuel Services Corp.	10,002	311,662

Financials - 10.20%

Banks - 3.37%
First Financial Bancorp	31,651	554,842
First Interstate BancSystem, Inc., Class A	21,171	863,142

		1,417,984

Capital Markets - 2.87%
Evercore, Inc., Class A	11,049	1,211,412

Insurance - 3.96%
Horace Mann Educators Corp.	15,681	659,229
Kinsale Capital Group, Inc.	5,036	1,007,855

		1,667,084

Total Financials		4,296,480

Health Care - 21.98%

Health Care Equipment & Supplies - 7.63%
CONMED Corp.	10,997	1,231,664
LeMaitre Vascular, Inc.	28,500	1,154,250
Mesa Laboratories, Inc.	2,897	830,396

		3,216,310

Health Care Providers & Services - 9.75%
Chemed Corp.	2,240	1,193,046
Ensign Group, Inc.	16,603	1,210,691
National Research Corp.	9,415	402,491
US Physical Therapy, Inc.	10,822	1,301,346

		4,107,574

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.66% (continued)

Health Care - 21.98% (continued)

Health Care Technology - 2.97%
Simulations Plus, Inc.	17,376	$1,249,682

Life Sciences Tools & Services - 1.63%
Luminex Corp.	29,738	687,543

Total Health Care		9,261,109

Industrials - 25.18%

Aerospace & Defense - 3.54%
BWX Technologies, Inc.	15,083	909,203
Curtiss-Wright Corp.	4,991	580,703

		1,489,906

Building Products - 4.02%
AAON, Inc.	7,047	469,541
Simpson Manufacturing Co., Inc.	6,367	594,996
UFP Industries, Inc.	11,327	629,215

		1,693,752

Commercial Services & Supplies - 8.64%
MSA Safety, Inc.	6,418	958,785
Ritchie Bros Auctioneers, Inc.	13,921	968,206
Tetra Tech, Inc.	14,781	1,711,344

		3,638,335

Construction & Engineering - 2.92%
Quanta Services, Inc.	17,099	1,231,470

Machinery - 2.62%
Federal Signal Corp.	27,092	898,642
Watts Water Technologies, Inc., Class A	1,682	204,699

		1,103,341

Professional Services - 2.61%
Exponent, Inc.	12,224	1,100,527

Trading Companies & Distributors - 0.83%
Watsco, Inc.	1,534	347,528

Total Industrials		10,604,859

Information Technology - 18.46%

IT Services - 6.02%
CSG Systems International, Inc.	19,184	864,623
Hackett Group, Inc.	17,161	246,947
ManTech International Corp., Class A	9,516	846,353
TTEC Holdings, Inc.	7,943	579,283

		2,537,206

Semiconductors & Semiconductor Equipment - 8.35%
Brooks Automation, Inc.	11,073	751,303
CMC Materials, Inc.	5,418	819,743
Power Integrations, Inc.	15,067	1,233,385
Universal Display Corp.	3,098	711,920

		3,516,351

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.66% (continued)

Information Technology - 18.46% (continued)

Software - 4.09%
Pegasystems, Inc.	1,569	$209,085
Progress Software Corp.	33,519	1,514,724

		1,723,809

Total Information Technology		7,777,366

Materials - 6.53%

Chemicals - 6.53%
Avient Corp.	7,909	318,575
Balchem Corp.	6,393	736,601
Scotts Miracle-Gro Co.	3,250	647,205
Stepan Co.	8,792	1,049,061

		2,751,442

Total Materials		2,751,442

Real Estate - 5.15%

Equity Real Estate Investment Trusts (REITs) - 5.15%
CoreSite Realty Corp.	3,809	477,192
First Industrial Realty Trust, Inc.	4,403	185,498
Rexford Industrial Realty, Inc.	15,171	745,048
Terreno Realty Corp.	13,001	760,688

		2,168,426

Total Real Estate		2,168,426

Utilities - 2.40%

Gas Utilities - 2.40%
Chesapeake Utilities Corp.	7,538	815,687
ONE Gas, Inc.	2,538	194,842

		1,010,529

Total Utilities		1,010,529

Total Common Stocks (Cost $28,842,438)		41,558,205

SHORT-TERM INVESTMENTS - 1.34% (Cost $562,884)

Investment Companies - 1.34%
American Beacon U.S. Government Money Market Select Fund, 0.01%A B	562,884	562,884

TOTAL INVESTMENTS - 100.00% (Cost $29,405,322)		42,121,089
OTHER ASSETS, NET OF LIABILITIES - 0.00%		876

TOTAL NET ASSETS - 100.00%		$42,121,965

Percentages are stated as a percent of net assets.

A The Fund is affiliated by having the same investment advisor.

B 7-day yield.

Long Futures Contracts Open on December 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index Futures	6	March 2021	$ 589,846	$592,440	$2,594

			$ 589,846	$592,440	$2,594

See accompanying notes

11

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2020, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$41,558,205	$-	$-	$41,558,205
Short-Term Investments	562,884	-	-	562,884

Total Investments in Securities - Assets	$42,121,089	$-	$-	$42,121,089

Financial Derivative Instruments - Assets
Futures Contracts	$2,594	$-	$-	$2,594

Total Financial Derivative Instruments - Assets	$2,594	$-	$-	$2,594

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

12

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Assets and Liabilities

December 31, 2020

Assets:
Investments in unaffiliated securities, at fair value†	$41,558,205
Investments in affiliated securities, at fair value‡	562,884
Cash	1,664
Cash collateral held at broker for futures contracts	42,000
Dividends and interest receivable	32,100
Receivable for fund shares sold	2,239
Receivable for expense reimbursement (Note 2)	3,524
Receivable for variation margin on open futures contracts (Note 5)	2,637
Prepaid expenses	31,598

Total assets	42,236,851

Liabilities:
Payable for fund shares redeemed	31,594
Cash due to broker for futures contracts	3,115
Management and sub-advisory fees payable (Note 2)	30,689
Service fees payable (Note 2)	1,685
Transfer agent fees payable (Note 2)	2,657
Custody and fund accounting fees payable	5,647
Professional fees payable	32,392
Trustee fees payable (Note 2)	97
Payable for prospectus and shareholder reports	6,530
Other liabilities	480

Total liabilities	114,886

Net assets	$42,121,965

Analysis of net assets:
Paid-in-capital	$31,655,900
Total distributable earnings (deficits)A	10,466,065

Net assets	$42,121,965

Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	1,072,888

Y Class	1,227,345

Investor Class	207,569

A Class	89,935

C Class	19,803

Net assets:
R5 ClassB	$17,373,228

Y Class	$19,738,717

Investor Class	$3,286,176

A Class	$1,422,125

C Class	$301,719

Net asset value, offering and redemption price per share:
R5 ClassB	$16.19

Y Class	$16.08

Investor Class	$15.83

A Class	$15.81

A Class (offering price)	$16.77

C Class	$15.24

† Cost of investments in unaffiliated securities	$28,842,438
‡ Cost of investments in affiliated securities	$562,884

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

13

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Operations

For the year ended December 31, 2020

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$624,626
Dividend income from affiliated securities (Note 2)	1,900
Interest income	235
Income derived from securities lending (Note 9)	684

Total investment income	627,445

Expenses:
Management and sub-advisory fees (Note 2)	338,496
Transfer agent fees:
R5 Class (Note 2)A	7,476
Y Class (Note 2)	19,563
Investor Class	1,423
A Class	97
C Class	46
Custody and fund accounting fees	36,264
Professional fees	34,341
Registration fees and expenses	63,168
Service fees (Note 2):
Investor Class	12,065
A Class	1,107
C Class	364
Distribution fees (Note 2):
A Class	3,228
C Class	2,649
Prospectus and shareholder report expenses	20,406
Trustee fees (Note 2)	3,452
Loan expense (Note 10)	417
Other expenses	9,229

Total expenses	553,791

Net fees waived and expenses (reimbursed) (Note 2)	(134,708)

Net expenses	419,083

Net investment income	208,362

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(99,504)
Futures contracts	169,918
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	3,589,334
Futures contracts	(1,060)

Net gain from investments	3,658,688

Net increase in net assets resulting from operations	$3,867,050

† Foreign taxes	$1,931

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

14

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Statement of Changes in Net Assets

	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$208,362	$186,423
Net realized gain (loss) from investments in unaffiliated securities and futures contracts	70,414	(1,102,975)
Change in net unrealized appreciation of investments in unaffiliated securities and futures contracts	3,588,274	10,458,272

Net increase in net assets resulting from operations	3,867,050	9,541,720

Distributions to shareholders:
Total retained earnings:
R5 ClassA	(85,585)	(75,322)
Y Class	(97,396)	(94,465)
Investor Class	(14,820)	(11,534)
A Class	(6,476)	(4,681)
C Class	-	-

Net distributions to shareholders	(204,277)	(186,002)

Capital share transactions (Note 11):
Proceeds from sales of shares	3,765,505	8,734,505
Reinvestment of dividends and distributions	201,044	180,671
Cost of shares redeemed	(10,503,998)	(12,021,467)

Net (decrease) in net assets from capital share transactions	(6,537,449)	(3,106,291)

Net increase (decrease) in net assets	(2,874,676)	6,249,427

Net assets:
Beginning of period	44,996,641	38,747,214

End of period	$42,121,965	$44,996,641

A Formerly known as Institutional Class.

See accompanying notes

15

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of December 31, 2020, the Trust consists of twenty-eight active series, one of which is presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”). The remaining twenty-seven active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective

16

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund is allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

17

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Bahl & Gaynor, Inc. (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $500 million	0.525%
Over $500 million	0.50%

The Management and Sub-Advisory Fees paid by the Fund for the year ended December 31, 2020 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.350%	$136,198
Sub-Advisor Fees	0.525%	202,298

Total	0.875%	$338,496

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and

18

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

investment advisory fees” on the Statement of Operations. During the year ended December 31, 2020, the Manager received securities lending fees of $52 for the securities lending activities of the Fund.

Distribution Plans

The Fund, except for the A and C Classes of the Fund, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Fund for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Fund does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Fund. As compensation for performing the duties required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$25,367

As of December 31, 2020, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$2,243

19

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a December 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2020 Fair Value
U.S. Government Money Market Fund	Direct	Bahl & Gaynor Small Cap Growth	$562,884	$-	$-	$1,900	$562,884

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2020, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Bahl & Gaynor Small Cap Growth	$520

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2020, the Fund borrowed on average $2,366,779 for 4 days at an average interest rate of 0.88% with interest charges of $223. These amounts are recorded as “Other expenses” in the Statement of Operations.

20

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund to the extent that total operating expenses exceed the Fund’s expense cap. During the year ended December 31, 2020, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap		Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
		1/1/2020 – 4/30/2020	5/1/2020 – 12/31/2020
Bahl & Gaynor Small Cap Growth	R5*	0.98%	0.98%	$57,834	$-	2023
Bahl & Gaynor Small Cap Growth	Y	1.08%	1.08%	60,590	-	2023
Bahl & Gaynor Small Cap Growth	Investor	1.36%	1.36%	11,685	-	2023
Bahl & Gaynor Small Cap Growth	A	1.38%	1.34%	3,739	-	2023
Bahl & Gaynor Small Cap Growth	C	2.13%	2.13%	860	-	2023

* Formerly Institutional Class

Of these amounts, $3,524 was disclosed as a receivable from the Manager on the Statement of Assets and Liabilities at December 31, 2020.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$-	$-	$98,480	2020
Bahl & Gaynor Small Cap Growth	-	118,073	-	2021
Bahl & Gaynor Small Cap Growth	-	141,101	-	2022

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2020, RID collected $108 from the sale of Class A Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2020, there were no CDSC fees collected for the Class A Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2020, there were no CDSC fees collected for Class C Shares of the Fund.

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a

22

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with their futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

23

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and

24

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to gain market exposure on cash balances to hedge foreign currency exposure or reduce market exposure in anticipation of liquidity needs. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund

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American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2020, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2020
Bahl & Gaynor Small Cap Growth	8

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$2,594	$2,594

The effect of financial derivative instruments on the Statement of Operations as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$169,918	$169,918

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(1,060)	$(1,060)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted

26

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2020.

Offsetting of Financial and Derivative Assets as of December 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$2,594	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$2,594	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(2,594)	$-

(1) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Dividend Risk

A Fund’s focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less

27

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

28

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a

29

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:
Ordinary income*
R5 Class**	$85,585	$75,322
Y Class	97,396	94,465
Investor Class	14,820	11,534
A Class	6,476	4,681

Total distributions paid	$204,277	$186,002

*For tax purposes, short-term capital gains are considered ordinary income distributions.

**Formerly known as Institutional Class.

As of December 31, 2020, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$29,820,976	$12,658,749	$(358,635)	$12,300,114

30

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bahl & Gaynor Small Cap Growth	$12,300,114	$-	$-	$(1,834,049)	$-	$10,466,065

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from distributions in excess of current earnings as of December 31, 2020.

Fund	Paid-In-Capital		Distributable Earnings/(Deficits)
Bahl & Gaynor Small Cap Growth		$(1,800)	$1,800

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2020, the Fund had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Bahl & Gaynor Small Cap Growth	$770,153	$1,063,896

The Fund utilized $3,818 short-term and $159,305 long-term capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$14,693,945	$21,149,546

A summary of the Fund’s transactions in the USG Select Fund for the year ended December 31, 2020 were as follows:

Fund	Type of Transaction	December 31, 2019 Shares/Fair Value	Purchases	Sales	December 31, 2020 Shares/Fair Value
Bahl & Gaynor Small Cap Growth	Direct	$409,470	$9,278,357	$9,124,943	$562,884

31

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

The Fund did not have any securities on loan or hold any securities lending collateral as of the year ended December 31, 2020.

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”)

32

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2020, the Fund did not utilize this facility.

11.   Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 ClassA
	Year Ended December 31,
	2020		2019
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	41,600	$498,818	125,798	$1,591,846
Reinvestment of dividends	5,339	85,585	5,163	75,322
Shares redeemed	(202,445)	(2,733,663)	(96,357)	(1,289,871)

Net increase (decrease) in shares outstanding	(155,506)	$(2,149,260)	34,604	$377,297

	Y Class
	Year Ended December 31,
	2020		2019
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	200,131	$2,487,401	487,613	$6,141,181
Reinvestment of dividends	5,915	94,163	6,138	89,056
Shares redeemed	(505,161)	(6,363,513)	(513,061)	(6,622,200)

Net (decrease) in shares outstanding	(299,115)	$(3,781,949)	(19,310)	$(391,963)

	Investor Class
	Year Ended December 31,
	2020		2019
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	60,656	$753,862	61,538	$810,365
Reinvestment of dividends	945	14,820	815	11,612
Shares redeemed	(80,383)	(1,059,922)	(75,797)	(993,240)

Net (decrease) in shares outstanding	(18,782)	$(291,240)	(13,444)	$(171,263)

33

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Notes to Financial Statements

December 31, 2020

	A Class
	Year Ended December 31,
	2020		2019
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,981	$22,924	10,242	$130,620
Reinvestment of dividends	413	6,476	327	4,681
Shares redeemed	(23,475)	(299,467)	(246,102)	(3,014,915)

Net (decrease) in shares outstanding	(21,081)	$(270,067)	(235,533)	$(2,879,614)

	C Class
	Year Ended December 31,
	2020		2019
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	181	$2,500	4,670	$60,493
Reinvestment of dividends	-	-	-	-
Shares redeemed	(3,966)	(47,433)	(7,929)	(101,241)

Net (decrease) in shares outstanding	(3,785)	$(44,933)	(3,259)	$(40,748)

A Formerly known as Institutional Class.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of period	$14.52	$11.62	$13.93		$12.77	$10.17

Income (loss) from investment operations:
Net investment income	0.10	0.07	0.07		0.04	0.03
Net gains (losses) on investments (both realized and unrealized)	1.65	2.89	(1.66)		1.71	2.60

Total income (loss) from investment operations	1.75	2.96	(1.59)		1.75	2.63

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.05)		(0.05)	(0.03)
Distributions from net realized gains	-	-	(0.67)		(0.54)	-
Tax return of capitalC	-	-	(0.00	)B	-	-

Total distributions	(0.08)	(0.06)	(0.72)		(0.59)	(0.03)

Net asset value, end of period	$16.19	$14.52	$11.62		$13.93	$12.77

Total returnD	12.06%	25.49%	(11.27)%		13.65%	25.88%

Ratios and supplemental data:
Net assets, end of period	$17,373,228	$17,837,496	$13,875,243		$16,498,344	$7,563,970
Ratios to average net assets:
Expenses, before reimbursements	1.35%	1.33%	1.26%		1.32%	1.85%
Expenses, net of reimbursements	0.98%	0.98%	0.98%		0.98%	0.98%
Net investment income (loss), before expense reimbursements	0.26%	0.18%	0.17%		0.18%	(0.30)%
Net investment income, net of reimbursements	0.63%	0.53%	0.45%		0.52%	0.57%
Portfolio turnover rate	38%	35%	42%		38%	23%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

35

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of period	$14.44	$11.57	$13.89		$12.75	$10.16

Income (loss) from investment operations:
Net investment income	0.08	0.06	0.05		0.05	0.04
Net gains (losses) on investments (both realized and unrealized)	1.64	2.87	(1.65)		1.68	2.58

Total income (loss) from investment operations	1.72	2.93	(1.60)		1.73	2.62

Less distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.05)		(0.05)	(0.03)
Distributions from net realized gains	-	-	(0.67)		(0.54)	-
Tax return of capitalB	-	-	(0.00	)A	-	-

Total distributions	(0.08)	(0.06)	(0.72)		(0.59)	(0.03)

Net asset value, end of period	$16.08	$14.44	$11.57		$13.89	$12.75

Total returnC	11.92%	25.34%	(11.37)%		13.52%	25.80%

Ratios and supplemental data:
Net assets, end of period	$19,738,717	$22,038,090	$17,879,581		$15,114,316	$6,856,954
Ratios to average net assets:
Expenses, before reimbursements	1.40%	1.38%	1.34%		1.38%	1.98%
Expenses, net of reimbursements	1.08%	1.08%	1.08%		1.08%	1.08%
Net investment income (loss), before expense reimbursements	0.22%	0.13%	0.13%		0.12%	(0.43)%
Net investment income, net of reimbursements	0.54%	0.43%	0.39%		0.42%	0.47%
Portfolio turnover rate	38%	35%	42%		38%	23%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

36

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of period	$14.21	$11.41	$13.75		$12.65	$10.12

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.01	(0.00	)A	0.02	0.03
Net gains (losses) on investments (both realized and unrealized)	1.67	2.84	(1.62)		1.66	2.53

Total income (loss) from investment operations	1.69	2.85	(1.62)		1.68	2.56

Less distributions:
Dividends from net investment income	(0.07)	(0.05)	(0.05)		(0.04)	(0.03)
Distributions from net realized gains	-	-	(0.67)		(0.54)	-
Tax return of capitalB	-	-	(0.00	)A	-	-

Total distributions	(0.07)	(0.05)	(0.72)		(0.58)	(0.03)

Net asset value, end of period	$15.83	$14.21	$11.41		$13.75	$12.65

Total returnC	11.91%	24.99%	(11.64)%		13.23%	25.31%

Ratios and supplemental data:
Net assets, end of period	$3,286,176	$3,217,039	$2,736,498		$4,344,476	$3,595,277
Ratios to average net assets:
Expenses, before reimbursements	1.75%	1.71%	1.53%		1.57%	2.09%
Expenses, net of reimbursements	1.36%	1.36%	1.36%		1.36%	1.36%
Net investment (loss), before expense reimbursements	(0.14)%	(0.20)%	(0.14)%		(0.09)%	(0.51)%
Net investment income, net of reimbursements	0.25%	0.15%	0.03%		0.12%	0.23%
Portfolio turnover rate	38%	35%	42%		38%	23%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

37

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$14.23		$11.42		$13.75		$12.64	$10.11

Income (loss) from investment operations:
Net investment income	0.03	A	0.01	A	0.02		0.03	0.04
Net gains (losses) on investments (both realized and unrealized)	1.62		2.84		(1.64)		1.65	2.52

Total income (loss) from investment operations	1.65		2.85		(1.62)		1.68	2.56

Less distributions:
Dividends from net investment income	(0.07)		(0.04)		(0.04)		(0.03)	(0.03)
Distributions from net realized gains	-		-		(0.67)		(0.54)	-
Tax return of capitalC	-		-		(0.00	)B	-	-

Total distributions	(0.07)		(0.04)		(0.71)		(0.57)	(0.03)

Net asset value, end of period	$15.81		$14.23		$11.42		$13.75	$12.64

Total returnD	11.62%		24.97%		(11.70)%		13.30%	25.34%

Ratios and supplemental data:
Net assets, end of period	$1,422,125		$1,579,622		$3,958,224		$3,955,277	$2,321,426
Ratios to average net assets:
Expenses, before reimbursements	1.64%		1.64%		1.61%		1.69%	2.18%
Expenses, net of reimbursements	1.35%		1.38%		1.38%		1.38%	1.38%
Net investment (loss), before expense reimbursements	(0.04)%		(0.18)%		(0.16)%		(0.20)%	(0.61)%
Net investment income, net of reimbursements	0.25%		0.08%		0.07%		0.11%	0.18%
Portfolio turnover rate	38%		35%		42%		38%	23%

A	Per share amounts have been calculated using the average shares method.
B	Amount represents less than $0.01 per share.
C	Tax return of capital is calculated based on outstanding shares at the time of distribution.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

38

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of period	$13.75	$11.09	$13.42		$12.42	$10.00

Income (loss) from investment operations:
Net investment (loss)	(0.18)	(0.14)	(0.21)		(0.06)	(0.05)
Net gains (losses) on investments (both realized and unrealized)	1.67	2.80	(1.45)		1.60	2.49

Total income (loss) from investment operations	1.49	2.66	(1.66)		1.54	2.44

Less distributions:
Dividends from net investment income	-	-	-		-	(0.02)
Distributions from net realized gains	-	-	(0.67)		(0.54)	-
Tax return of capitalB	-	-	(0.00	)A	-	-

Total distributions	-	-	(0.67)		(0.54)	(0.02)

Net asset value, end of period	$15.24	$13.75	$11.09		$13.42	$12.42

Total returnC	10.84%	23.99%	(12.26)%		12.38%	24.35%

Ratios and supplemental data:
Net assets, end of period	$301,719	$324,394	$297,668		$520,113	$412,390
Ratios to average net assets:
Expenses, before reimbursements	2.45%	2.47%	2.35%		2.44%	3.09%
Expenses, net of reimbursements	2.13%	2.13%	2.13%		2.13%	2.13%
Net investment (loss), before expense reimbursements	(0.84)%	(0.97)%	(0.92)%		(0.96)%	(1.56)%
Net investment (loss), net of reimbursements	(0.52)%	(0.63)%	(0.70)%		(0.65)%	(0.60)%
Portfolio turnover rate	38%	35%	42%		38%	23%

A	Amount represents less than $0.01 per share.
B	Tax return of capital is calculated based on outstanding shares at the time of distribution.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

39

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Federal Tax Information

December 31, 2020 (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended December 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Fund designated the following items with regard to distributions paid during the fiscal year ended December 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Bahl & Gaynor Small Cap Growth	100%

Qualified Dividend Income:

Bahl & Gaynor Small Cap Growth	100%

Long-Term Capital Gain Distributions:

Bahl & Gaynor Small Cap Growth	$-

Short-Term Capital Gain Distributions:

Bahl & Gaynor Small Cap Growth	$-

Shareholders received notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

40

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-two funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

41

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (75)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018 – Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

42

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

43

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (64)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner retired from the Board.

46

American Beacon FundsSM

Privacy Policy

December 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

47

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48

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds and American Beacon Bahl & Gaynor Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/20

American Beacon® FUNDS

2020 ANNUAL REPORT

December 31, 2020

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2020 (Unaudited)

Despite a tumultuous first quarter in 2020, the domestic equity market barreled back in the ensuing quarters and posted double-digit positive returns for most broad equity market indexes – including the Russell 1000 Index, which returned 20.96% for the year. Despite the year looking like it would shape up to be another large-cap year, small-cap stocks returned one of the best quarters ever in the fourth quarter. Growth stocks, however, kept up the pace and trounced Value stocks despite the Value turnaround in the fourth quarter.

In many ways, the domestic equity market’s performance can be viewed in three parts: (1) the first quarter; (2) the rebound, which lasted through the rest of the year; and (3) the Value turnaround at the end of the year.

In the first quarter, the domestic equity markets posted substantial losses amid concerns over the unprecedented economic impact of the global coronavirus pandemic. The first quarter began with positive investor sentiment from the end of 2019 carrying over briefly into January, before worries about the COVID-19 outbreak in China triggered the first of a series of sharp market drops. Markets plunged in mid-March in response to the unfolding pandemic and a surprise oil price war between Saudi Arabia and Russia. Meanwhile, volatility rose to record highs. No sectors were spared in the downturn, but the Energy sector suffered disproportionately due to collapsing oil prices and the anticipation of a global slowdown in business and leisure travel.

The rebound was sharp and swift. Domestic equity markets rallied throughout the second and third quarters of 2020. Government stimulus efforts, encouraging signs of an economic recovery and news about multiple promising COVID-19 vaccines helped boost market performance.

Following a brief pullback in October, U.S. markets delivered positive performance over the final quarter of 2020. Increasing clarity about the results of the U.S. presidential election in November and the makeup of Congress helped reduce the political uncertainty, and the approval and distribution of multiple COVID-19 vaccines and lower-than-expected new applications for unemployment benefits boosted investor confidence. These events sparked not only a domestic market turnaround, but also generated a Value turnaround. Nonetheless, this positive relative performance was not enough to overcome the massive dispersion between Growth and Value stocks that had built up earlier in the year.

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 34.02% for the twelve months ended December 31, 2020, compared to the Russell 1000® Growth Index (the “Index”) return of 38.49% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2010 through 12/31/2020

Total Returns for the Period Ended December 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2010- 12/31/2020
R5 Class** (1,8)	BRLGX	34.48%	18.06%	17.19%	15.71%	$43,024
Y Class (1,2,8)	BLYYX	34.34%	17.64%	17.10%	15.66%	$42,849
Investor Class (1,3,8)	BLYPX	34.02%	17.64%	16.77%	15.50%	$42,247
A without Sales Charge (1,4,8)	BLYAX	34.11%	17.61%	16.81%	15.52%	$42,322
A with Sales Charge (1,4,8)	BLYAX	26.40%	15.32%	15.44%	14.84%	$39,882
C without Sales Charge (1,5,8)	BLYCX	33.04%	16.48%	15.93%	15.08%	$40,753
C with Sales Charge (1,5,8)	BLYCX	32.04%	16.48%	15.93%	15.08%	$40,753
R6 Class (1,6,8)	BLYRX	34.58%	18.13%	17.23%	15.73%	$43,095

Russell 1000® Growth Index (7)		38.49%	22.99%	21.00%	17.21%	$48,929

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the R5 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

3

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

2.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/10 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/10. A portion of the fees charged to the Y Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/10 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/10. A portion of the fees charged to the Investor Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was higher than actual returns shown since inception.

4.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/10 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. Asa result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. A portion of the fees charged to the A Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/10 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. Asa result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017, partially recovered in 2018, and waived in 2019. Performance prior to waiving fees was lower than actual returns shown through 2017 and for 2019. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/10 through 4/30/18, the inception date of the R6 Class and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/10. A portion of fees charged to the R6 Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 0.90%, 0.95%, 1.20%, 1.21%, 1.96% and 0.84%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index for the period mainly due to sector allocation, while stock selection also detracted from performance relative to the Index.

From a sector allocation perspective, the Fund’s overweight to Financials and Real Estate detracted from relative performance. In contrast, a slight underweighting to the Health Care sector modestly offset underperformance for the period.

Most of the Fund’s underperformance related to security selection was attributed to holdings in the Consumer Discretionary and Industrials sectors. Within Consumer Discretionary, positions in O’Reilly Automotive Inc. and Best Buy Co., Inc. (down 24.3% and up 17.4%, respectively) hurt performance. In the Industrials sector, the Fund owned United Airlines Holdings, Inc. (down 63.0%) and Delta Air Lines, Inc. (down 48.9%) detracting from relative performance. This performance was modestly offset by positions in the Information Technology sector. Within this sector, positions in Square, Inc., Class A (up 144.2%) and RingCentral, Inc., Class A (up 124.7%) contributed most to the Fund’s relative performance.

The sub-advisor continues to invest in a broadly diversified portfolio of companies they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

4

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

Top Ten Holdings (% Net Assets)
Apple, Inc.		4.7
Amazon.com, Inc.		3.8
Microsoft Corp.		3.0
Roku, Inc.		2.9
RingCentral, Inc., Class A		2.8
Advanced Micro Devices, Inc.		2.2
Cadence Design Systems, Inc.		2.2
Match Group, Inc.		2.2
Monster Beverage Corp.		2.2
Lululemon Athletica, Inc.		2.0

Total Fund Holdings	77

Sector Allocation (% Equities)
Information Technology		41.3
Consumer Discretionary		15.1
Communication Services		12.3
Health Care		11.9
Consumer Staples		5.9
Financials		4.9
Industrials		4.0
Real Estate		2.5
Utilities		1.1
Materials		1.0

5

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2020 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned -3.36% for the twelve months ended December 31, 2020. The Fund underperformed the Russell 1000® Value Index (the “Index”) return of 2.80% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2010 through 12/31/2020

Total Returns for the Period Ended December 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2010- 12/31/2020
R5 Class** (1,8)	BRLVX	-3.01%	1.71%	7.23%	10.28%	$26,601
Y Class (1,2,8)	BWLYX	-3.14%	1.63%	7.15%	10.21%	$26,433
Investor Class (1,3,8)	BWLIX	-3.36%	1.36%	6.86%	9.96%	$25,834
A without Sales Charge (1,4,8).	BWLAX	-3.38%	1.36%	6.84%	9.89%	$25,683
A with Sales Charge (1,4,8)	BWLAX	-8.93%	-0.62%	5.58%	9.24%	$24,199
C without Sales Charge (1,5,8)	BWLCX	-4.08%	0.62%	6.05%	9.19%	$24,089
C with Sales Charge (1,5,8)	BWLCX	-5.08%	0.62%	6.05%	9.19%	$24,089
R6 Class (1,6,8)	BWLRX	-3.03%	1.73%	7.23%	10.28%	$26,604

Russell 1000® Value Index (7)		2.80%	6.07%	9.74%	10.50%	$27,148

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total returns based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5 Class was waived from 2008 through 2013, partially recovered in 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown for 2008 through 2013.

2.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/10 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 12/31/10. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012.

6

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2020 (Unaudited)

3.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/10 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the R5 Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 12/31/10. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown for 2012.

4.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/10 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the R5 Class from 12/31/10 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown for 2012 and 2013. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the five-year and ten-year periods represent the returns achieved by the R5 Class from 12/31/10 through 4/28/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the R5 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/10. A portion of the fees charged to the R6 Class of the Fund was waived in 2017 and 2019. Performance prior to waiving fees was lower than actual returns shown for 2017 and 2019.

7.

The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Bridgeway Large Cap Value Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell 1000 Value Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 0.73%, 0.80%, 1.08%, 1.10%, 1.81% and 0.70%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund trailed the Index as both stock selection and sector allocation detracted value relative to the Index.

From a stock selection perspective, the positions in the Health Care and Information Technology sectors detracted the most relative value. Within the Health Care sector, the Fund’s positions in Teladoc Health, Inc. and Mylan N.V. (down 9.2% and 20.2%, respectively) hampered performance. Companies in the Information Technology sector detracting from relative performance included Western Digital Corporation (down 44.5%) and The Hewlett Packard Enterprise Company (down 21.7%). This was somewhat offset by stock selection in the Consumer Staples sector including Campbell Soup Company (up 11.0%) and The Kroger Company (up 12.7%) which helped performance.

The Fund’s underweight allocations to the Health Care and Materials sectors, the second-best and best performing sectors for the Index, respectively, also detracted from relative performance. Somewhat offsetting this underperformance was a slight overweight to the Information Technology sector.

The sub-advisor continues to invest in a broadly diversified portfolio of companies they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

7

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

December 31, 2020 (Unaudited)

Top Ten Holdings (% Net Assets)
Citigroup, Inc.		1.3
LyondellBasell Industries N.V., Class A		1.3
Synchrony Financial		1.3
Viatris, Inc.		1.3
Walmart, Inc.		1.3
Ameriprise Financial, Inc.		1.2
DaVita, Inc.		1.2
General Motors Co.		1.2
HCA Healthcare, Inc.		1.2
Target Corp.		1.2

Total Fund Holdings	101

Sector Allocation (% Equities)
Financials		23.4
Health Care		16.2
Consumer Staples		10.7
Industrials		10.4
Communication Services		9.3
Information Technology		8.0
Energy		6.5
Consumer Discretionary		5.2
Utilities		5.0
Materials		2.9
Real Estate		2.4

8

American Beacon FundsSM

Expense Examples

December 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2020 through December 31, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2020 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020-12/31/2020*
R5 Class**
Actual	$1,000.00	$1,266.70	$4.62
Hypothetical***	$1,000.00	$1,021.06	$4.12
Y Class
Actual	$1,000.00	$1,266.30	$4.96
Hypothetical***	$1,000.00	$1,020.76	$4.42
Investor Class
Actual	$1,000.00	$1,264.60	$6.38
Hypothetical***	$1,000.00	$1,019.51	$5.69
A Class
Actual	$1,000.00	$1,266.00	$6.27
Hypothetical***	$1,000.00	$1,019.61	$5.58
C Class
Actual	$1,000.00	$1,260.60	$10.46
Hypothetical***	$1,000.00	$1,015.89	$9.32
R6 Class
Actual	$1,000.00	$1,267.30	$4.33
Hypothetical***	$1,000.00	$1,021.32	$3.86

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.87%, 1.12%, 1.10%, 1.84%, and 0.76% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020-12/31/2020*
R5 Class**
Actual	$1,000.00	$1,210.80	$4.17
Hypothetical***	$1,000.00	$1,021.37	$3.81
Y Class
Actual	$1,000.00	$1,209.50	$4.72
Hypothetical***	$1,000.00	$1,020.86	$4.32
Investor Class
Actual	$1,000.00	$1,208.50	$6.16
Hypothetical***	$1,000.00	$1,019.56	$5.63
A Class
Actual	$1,000.00	$1,208.10	$6.27
Hypothetical***	$1,000.00	$1,019.46	$5.74
C Class
Actual	$1,000.00	$1,204.20	$10.25
Hypothetical***	$1,000.00	$1,015.84	$9.37
R6 Class
Actual	$1,000.00	$1,210.80	$4.11
Hypothetical***	$1,000.00	$1,021.42	$3.76

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.75%, 0.85%, 1.11%, 1.13%, 1.85%, and 0.74% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the funds constituting American Beacon Funds) at December 31, 2020, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the American Beacon Funds	Statement of operations	Statements of changes in net assets	Financial highlights
American Beacon Bridgeway Large Cap Growth Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the four years in the period ended December 31, 2020, the six months ended December 31, 2016, and the year ended June 30, 2016

American Beacon Bridgeway Large Cap Value Fund	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020	For each of the five years in the period ended December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 26, 2021

11

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.88%

Communication Services - 12.19%

Entertainment - 4.82%
Activision Blizzard, Inc.	25,100	$2,330,535
Netflix, Inc.A	3,800	2,054,774
Roku, Inc.A	19,100	6,341,582

		10,726,891

Interactive Media & Services - 3.12%
Match Group, Inc.A	32,100	4,853,199
Pinterest, Inc., Class AA	31,600	2,082,440

		6,935,639

Media - 3.72%
Altice USA, Inc., Class AA	75,000	2,840,250
Discovery, Inc., Class AA B	83,300	2,506,497
DISH Network Corp., Class AA	91,100	2,946,174

		8,292,921

Wireless Telecommunication Services - 0.53%
T-Mobile US, Inc.A	8,700	1,173,195

Total Communication Services		27,128,646

Consumer Discretionary - 14.88%

Diversified Consumer Services - 1.00%
Chegg, Inc.A	24,700	2,231,151

Internet & Direct Marketing Retail - 3.80%
Amazon.com, Inc.A	2,600	8,468,018

Multiline Retail - 2.28%
Dollar General Corp.	14,500	3,049,350
Target Corp.	11,500	2,030,095

		5,079,445

Specialty Retail - 5.80%
Best Buy Co., Inc.	26,600	2,654,414
Burlington Stores, Inc.A	6,400	1,673,920
Lowe’s Cos., Inc.	11,500	1,845,865
O’Reilly Automotive, Inc.A	4,400	1,991,308
TJX Cos., Inc.	36,000	2,458,440
Williams-Sonoma, Inc.	22,400	2,281,216

		12,905,163

Textiles, Apparel & Luxury Goods - 2.00%
Lululemon Athletica, Inc.A	12,800	4,454,784

Total Consumer Discretionary		33,138,561

Consumer Staples - 5.84%

Beverages - 2.70%
Monster Beverage Corp.A	52,700	4,873,696
PepsiCo, Inc.	7,600	1,127,080

		6,000,776

Food & Staples Retailing - 0.98%
Costco Wholesale Corp.	5,800	2,185,324

See accompanying notes

12

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.88% (continued)

Consumer Staples - 5.84% (continued)

Food Products - 0.46%
Campbell Soup Co.	21,400	$1,034,690

Personal Products - 1.70%
Estee Lauder Cos., Inc., Class A	14,200	3,779,898

Total Consumer Staples		13,000,688

Financials - 4.87%

Capital Markets - 2.35%
Ameriprise Financial, Inc.	13,000	2,526,290
Charles Schwab Corp.	24,257	1,286,591
Intercontinental Exchange, Inc.	12,300	1,418,067

		5,230,948

Consumer Finance - 0.79%
Synchrony Financial	50,600	1,756,326

Insurance - 1.73%
Allstate Corp.	17,000	1,868,810
Marsh & McLennan Cos., Inc.	16,900	1,977,300

		3,846,110

Total Financials		10,833,384

Health Care - 11.73%

Biotechnology - 3.93%
AbbVie, Inc.	19,400	2,078,710
Biogen, Inc.A	10,100	2,473,086
Seagen, Inc.A	18,700	3,275,118
Vertex Pharmaceuticals, Inc.A	3,900	921,726

		8,748,640

Health Care Equipment & Supplies - 1.00%
Abbott Laboratories	20,300	2,222,647

Health Care Providers & Services - 4.02%
AmerisourceBergen Corp.	18,900	1,847,664
DaVita, Inc.A	23,200	2,723,680
UnitedHealth Group, Inc.	12,500	4,383,500

		8,954,844

Life Sciences Tools & Services - 0.99%
Thermo Fisher Scientific, Inc.	4,700	2,189,166

Pharmaceuticals - 1.79%
Bristol-Myers Squibb Co.	32,300	2,003,569
Zoetis, Inc.	12,000	1,986,000

		3,989,569

Total Health Care		26,104,866

Industrials - 4.00%

Commercial Services & Supplies - 2.01%
Republic Services, Inc.	10,100	972,630
Rollins, Inc.	89,400	3,492,858

		4,465,488

See accompanying notes

13

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.88% (continued)

Industrials - 4.00% (continued)

Industrial Conglomerates - 0.68%
3M Co.	8,700	$1,520,673

Professional Services - 1.31%
IHS Markit Ltd.	32,400	2,910,492

Total Industrials		8,896,653

Information Technology - 40.82%

Electronic Equipment, Instruments & Components - 0.70%
CDW Corp.	11,800	1,555,122

IT Services - 1.97%
Fidelity National Information Services, Inc.	10,400	1,471,184
Jack Henry & Associates, Inc.	10,600	1,717,094
Okta, Inc.A	4,700	1,195,022

		4,383,300

Semiconductors & Semiconductor Equipment - 9.45%
Advanced Micro Devices, Inc.A	53,700	4,924,827
Applied Materials, Inc.	31,500	2,718,450
Lam Research Corp.	6,200	2,928,074
NVIDIA Corp.	7,400	3,864,280
QUALCOMM, Inc.	16,100	2,452,674
Teradyne, Inc.	17,000	2,038,130
Universal Display Corp.	9,200	2,114,160

		21,040,595

Software - 21.17%
Cadence Design Systems, Inc.A	35,500	4,843,265
Coupa Software, Inc.A	9,700	3,287,427
Fair Isaac Corp.A	4,700	2,401,888
Fortinet, Inc.A	16,600	2,465,598
HubSpot, Inc.A	11,000	4,360,840
Microsoft Corp.	30,100	6,694,842
Oracle Corp.	45,700	2,956,333
RingCentral, Inc., Class AA	16,400	6,215,108
salesforce.com, Inc.A	8,300	1,846,999
ServiceNow, Inc.A	8,000	4,403,440
Workday, Inc., Class AA	16,100	3,857,721
Zendesk, Inc.A	26,600	3,806,992

		47,140,453

Technology Hardware, Storage & Peripherals - 7.53%
Apple, Inc.	78,400	10,402,896
Dell Technologies, Inc., Class CA	47,253	3,463,173
HP, Inc.	117,500	2,889,325

		16,755,394

Total Information Technology		90,874,864

Materials - 1.00%

Containers & Packaging - 1.00%
Crown Holdings, Inc.A	22,300	2,234,460

See accompanying notes

14

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.88% (continued)

Real Estate - 2.45%

Equity Real Estate Investment Trusts (REITs) - 2.45%
American Homes 4 Rent, Class A	35,500	$1,065,000
Crown Castle International Corp.	19,100	3,040,529
Equinix, Inc.	1,900	1,356,942

		5,462,471

Total Real Estate		5,462,471

Utilities - 1.10%

Electric Utilities - 1.10%
NRG Energy, Inc.	65,000	2,440,750

Total Common Stocks (Cost $145,038,041)		220,115,343

SHORT-TERM INVESTMENTS - 1.07% (Cost $2,381,088)

Investment Companies - 1.07%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	2,381,088	2,381,088

Total Short-Term Investments (Cost $2,381,088)		2,381,088

TOTAL INVESTMENTS - 99.95% (Cost $147,419,129)		222,496,431
OTHER ASSETS, NET OF LIABILITIES - 0.05%		122,222

TOTAL NET ASSETS - 100.00%		$222,618,653

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2020 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

Long Futures Contracts Open on December 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	12	March 2021	$2,222,470	$2,249,280	$26,810

			$2,222,470	$2,249,280	$26,810

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2020, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$220,115,343	$-	$-	$220,115,343
Short-Term Investments	2,381,088	-	-	2,381,088

Total Investments in Securities - Assets	$222,496,431	$-	$-	$222,496,431

Financial Derivative Instruments - Assets
Futures Contracts	$26,810	$-	$-	$26,810

Total Financial Derivative Instruments - Assets	$26,810	$-	$-	$26,810

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 94.58%

Communication Services - 8.80%

Diversified Telecommunication Services - 2.89%
AT&T, Inc.	338,000	$9,720,880
CenturyLink, Inc.	1,028,600	10,028,850
Verizon Communications, Inc.	157,400	9,247,250

		28,996,980

Entertainment - 1.14%
Activision Blizzard, Inc.	123,600	11,476,260

Interactive Media & Services - 1.05%
Zillow Group, Inc., Class CA	81,000	10,513,800

Media - 3.72%
Discovery, Inc., Class AA B	352,500	10,606,725
DISH Network Corp., Class AA	301,000	9,734,340
Fox Corp., Class A	269,500	7,847,840
Sirius XM Holdings, Inc.B	1,437,100	9,154,327

		37,343,232

Total Communication Services		88,330,272

Consumer Discretionary - 4.90%

Automobiles - 1.19%
General Motors Co.	285,680	11,895,715

Household Durables - 0.90%
PulteGroup, Inc.	209,400	9,029,328

Internet & Direct Marketing Retail - 0.94%
eBay, Inc.	187,300	9,411,825

Multiline Retail - 1.20%
Target Corp.	68,400	12,074,652

Specialty Retail - 0.67%
Best Buy Co., Inc.	67,700	6,755,783

Total Consumer Discretionary		49,167,303

Consumer Staples - 10.14%

Beverages - 1.02%
PepsiCo, Inc.	69,000	10,232,700

Food & Staples Retailing - 3.17%
Costco Wholesale Corp.	25,600	9,645,568
Walgreens Boots Alliance, Inc.	230,600	9,196,328
Walmart, Inc.	90,400	13,031,160

		31,873,056

Food Products - 3.01%
General Mills, Inc.	63,201	3,716,219
Hormel Foods Corp.	182,800	8,520,308
JM Smucker Co.	69,766	8,064,949
Mondelez International, Inc., Class A	168,900	9,875,583

		30,177,059

See accompanying notes

16

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 94.58% (continued)

Consumer Staples - 10.14% (continued)

Household Products - 2.94%
Clorox Co.	44,100	$8,904,672
Colgate-Palmolive Co.	129,600	11,082,096
Procter & Gamble Co.	68,600	9,545,004

		29,531,772

Total Consumer Staples		101,814,587

Energy - 6.11%

Oil, Gas & Consumable Fuels - 6.11%
ConocoPhillips	253,300	10,129,467
Devon Energy Corp.	393,394	6,219,559
Exxon Mobil Corp.	232,200	9,571,284
Marathon Oil Corp.	602,200	4,016,674
Marathon Petroleum Corp.	279,000	11,539,440
ONEOK, Inc.	244,900	9,399,262
Phillips 66	150,000	10,491,000

		61,366,686

Total Energy		61,366,686

Financials - 22.14%

Banks - 8.11%
Bank of America Corp.	357,900	10,847,949
Citigroup, Inc.	204,100	12,584,806
Huntington Bancshares, Inc.	603,100	7,617,153
JPMorgan Chase & Co.	84,800	10,775,536
KeyCorp	546,100	8,961,501
Regions Financial Corp.	650,000	10,478,000
US Bancorp	227,100	10,580,589
Wells Fargo & Co.	316,300	9,545,934

		81,391,468

Capital Markets - 4.56%
Ameriprise Financial, Inc.	63,800	12,398,254
Bank of New York Mellon Corp.	271,700	11,530,948
Intercontinental Exchange, Inc.	87,800	10,122,462
Morgan Stanley	170,900	11,711,777

		45,763,441

Consumer Finance - 2.42%
Ally Financial, Inc.	312,600	11,147,316
Synchrony Financial	378,100	13,123,851

		24,271,167

Diversified Financial Services - 0.84%
Voya Financial, Inc.	143,800	8,456,878

Insurance - 6.21%
Aflac, Inc.	247,200	10,992,984
Allstate Corp.	88,445	9,722,759
American Financial Group, Inc.	70,900	6,212,258
MetLife, Inc.	249,900	11,732,805
Principal Financial Group, Inc.	197,600	9,802,936
Prudential Financial, Inc.	111,000	8,665,770
Reinsurance Group of America, Inc.	44,500	5,157,550

		62,287,062

Total Financials		222,170,016

See accompanying notes

17

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 94.58% (continued)

Health Care - 15.32%

Biotechnology - 1.04%
Biogen, Inc.A	42,400	$10,382,064

Health Care Equipment & Supplies - 3.35%
Abbott Laboratories	96,100	10,521,989
Baxter International, Inc.	60,047	4,818,171
Danaher Corp.	39,700	8,818,958
Medtronic PLC	80,500	9,429,770

		33,588,888

Health Care Providers & Services - 6.01%
AmerisourceBergen Corp.	83,700	8,182,512
DaVita, Inc.A	104,700	12,291,780
HCA Healthcare, Inc.	73,000	12,005,580
Humana, Inc.	22,900	9,395,183
Laboratory Corp. of America HoldingsA	38,900	7,918,095
McKesson Corp.	60,700	10,556,944

		60,350,094

Health Care Technology - 0.80%
Teladoc Health, Inc.A B	40,200	8,038,392

Life Sciences Tools & Services - 0.94%
Mettler-Toledo International, Inc.A	8,300	9,459,344

Pharmaceuticals - 3.18%
Bristol-Myers Squibb Co.	62,200	3,858,266
Merck & Co., Inc.	125,200	10,241,360
Viatris, Inc.A	697,071	13,063,111
Zoetis, Inc.	28,800	4,766,400

		31,929,137

Total Health Care		153,747,919

Industrials - 9.87%

Airlines - 0.91%
Delta Air Lines, Inc.	226,500	9,107,565

Building Products - 1.66%
Johnson Controls International PLC	212,900	9,919,011
Masco Corp.	122,400	6,723,432

		16,642,443

Commercial Services & Supplies - 1.98%
Republic Services, Inc.	104,600	10,072,980
Rollins, Inc.	250,950	9,804,617

		19,877,597

Electrical Equipment - 0.81%
AMETEK, Inc.	67,400	8,151,356

Machinery - 1.65%
Cummins, Inc.	37,300	8,470,830
Fortive Corp.	114,200	8,087,644

		16,558,474

Professional Services - 1.04%
IHS Markit Ltd.	115,800	10,402,314

See accompanying notes

18

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 94.58% (continued)

Industrials - 9.87% (continued)

Trading Companies & Distributors - 1.82%
Fastenal Co.	212,600	$10,381,258
Watsco, Inc.	34,800	7,883,940

		18,265,198

Total Industrials		99,004,947

Information Technology - 7.56%

IT Services - 1.85%
Fidelity National Information Services, Inc.	69,600	9,845,616
Jack Henry & Associates, Inc.	53,600	8,682,664

		18,528,280

Semiconductors & Semiconductor Equipment - 2.00%
Advanced Micro Devices, Inc.A	106,300	9,748,773
Intel Corp.	207,100	10,317,722

		20,066,495

Software - 1.66%
Autodesk, Inc.A	19,700	6,015,198
Oracle Corp.	165,100	10,680,319

		16,695,517

Technology Hardware, Storage & Peripherals - 2.05%
HP, Inc.	410,100	10,084,359
NetApp, Inc.	158,100	10,472,544

		20,556,903

Total Information Technology		75,847,195

Materials - 2.72%

Chemicals - 1.71%
CF Industries Holdings, Inc.	115,441	4,468,721
LyondellBasell Industries N.V., Class A	138,500	12,694,910

		17,163,631

Containers & Packaging - 1.01%
WestRock Co.	232,800	10,133,784

Total Materials		27,297,415

Real Estate - 2.32%

Equity Real Estate Investment Trusts (REITs) - 2.32%
Alexandria Real Estate Equities, Inc.	54,500	9,712,990
American Homes 4 Rent, Class A	174,500	5,235,000
Realty Income Corp.	133,800	8,318,346

		23,266,336

Total Real Estate		23,266,336

Utilities - 4.70%

Electric Utilities - 1.91%
NRG Energy, Inc.	254,100	9,541,455
PG&E Corp.A	772,700	9,627,842

		19,169,297

Independent Power & Renewable Electricity Producers - 1.02%
Vistra Energy Corp.	522,300	10,268,418

See accompanying notes

19

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 94.58% (continued)

Utilities - 4.70% (continued)

Multi-Utilities - 1.77%
Public Service Enterprise Group, Inc.	145,800	$8,500,140
Sempra Energy	72,800	9,275,448

		17,775,588

Total Utilities		47,213,303

Total Common Stocks (Cost $852,181,211)		949,225,979

SHORT-TERM INVESTMENTS - 3.48% (Cost $34,927,126)

Investment Companies - 3.48%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	34,927,126	34,927,126

Total Short-Term Investments (Cost $34,927,126)		34,927,126

TOTAL INVESTMENTS - 98.06% (Cost $887,108,337)		984,153,105
OTHER ASSETS, NET OF LIABILITIES - 1.94%		19,468,764

TOTAL NET ASSETS - 100.00%		$1,003,621,869

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2020 (Note 9).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

Long Futures Contracts Open on December 31, 2020:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	187	March 2021	$34,391,687	$35,051,280	$659,593

			$34,391,687	$35,051,280	$659,593

Index Abbreviations:
S&P 500	S&P 500 Index - U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2020, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$949,225,979	$-	$-	$949,225,979
Short-Term Investments	34,927,126	-	-	34,927,126

Total Investments in Securities - Assets	$984,153,105	$-	$-	$984,153,105

Financial Derivative Instruments - Assets
Futures Contracts	$659,593	$-	$-	$659,593

Total Financial Derivative Instruments - Assets	$659,593	$-	$-	$659,593

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

20

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2020

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$220,115,343	$949,225,979
Investments in affiliated securities, at fair value‡	2,381,088	34,927,126
Cash collateral held at broker for futures contracts	102,000	2,516,000
Dividends and interest receivable	85,370	1,450,570
Receivable for investments sold	-	11,648,189
Receivable for fund shares sold	68,853	20,556,555
Receivable for expense reimbursement (Note 2)	164,090	6,542
Receivable for variation margin on open futures contracts (Note 5)	26,819	659,998
Prepaid expenses	54,355	73,155

Total assets	222,997,918	1,021,064,114

Liabilities:
Payable for investments purchased	-	7,076,250
Payable for fund shares redeemed	105,241	8,878,852
Cash due to broker for futures contracts	11,447	431,816
Management and sub-advisory fees payable (Note 2)	132,739	606,599
Service fees payable (Note 2)	21,847	77,518
Transfer agent fees payable (Note 2)	12,760	55,310
Custody and fund accounting fees payable	9,759	32,644
Professional fees payable	39,396	83,092
Registration fees payable	12,266	-
Trustee fees payable (Note 2)	398	8,855
Payable for prospectus and shareholder reports	7,960	145,592
Other liabilities	25,452	45,717

Total liabilities	379,265	17,442,245

Net assets	$222,618,653	$1,003,621,869

Analysis of net assets:
Paid-in-capital	$143,245,549	$954,993,458
Total distributable earnings (deficits)A	79,373,104	48,628,411

Net assets	$222,618,653	$1,003,621,869

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2020

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	3,152,530	18,749,256

Y Class	87,870	12,026,662

Investor Class	2,361,687	5,165,115

A Class	61,846	1,055,572

C Class	75,410	1,335,748

R6 Class	449,167	4,124,088

Net assets:
R5 ClassB	$114,246,613	$445,009,590

Y Class	$3,168,012	$284,218,555

Investor Class	$84,109,027	$121,683,174

A Class	$2,212,193	$24,734,491

C Class	$2,575,041	$30,186,523

R6 Class	$16,307,767	$97,789,536

Net asset value, offering and redemption price per share:
R5 ClassB	$36.24	$23.73

Y Class	$36.05	$23.63

Investor Class	$35.61	$23.56

A Class	$35.77	$23.43

A Class (offering price)	$37.95	$24.86

C Class	$34.15	$22.60

R6 Class	$36.31	$23.71

† Cost of investments in unaffiliated securities	$145,038,041	$852,181,211
‡ Cost of investments in affiliated securities	$2,381,088	$34,927,126
§ Fair value of securities on loan	$170,460	$26,409,472

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

22

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2020

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$1,579,202	$48,779,409
Dividend income from affiliated securities (Note 2)	14,695	255,312
Interest income	1,839	30,581
Income derived from securities lending (Note 9)	108,196	68,074

Total investment income	1,703,932	49,133,376

Expenses:
Management and sub-advisory fees (Note 2)	1,535,359	12,899,146
Transfer agent fees:
R5 Class (Note 2)A	49,658	154,633
Y Class (Note 2)	2,342	762,186
Investor Class	9,898	17,370
A Class	-	3,494
C Class	-	5,257
R6 Class	-	5,487
Custody and fund accounting fees	49,512	212,546
Professional fees	53,424	183,598
Registration fees and expenses	80,576	145,827
Service fees (Note 2):
Investor Class	264,253	1,388,210
A Class	1,643	39,892
C Class	1,304	35,047
Distribution fees (Note 2):
A Class	4,753	86,206
C Class	18,073	370,561
Prospectus and shareholder report expenses	27,587	284,372
Trustee fees (Note 2)	16,872	193,350
Loan expense (Note 10)	919	13,378
Other expenses	26,255	260,140

Total expenses	2,142,428	17,060,700

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(306,167)	-

Net expenses	1,836,261	17,060,700

Net investment income (loss)	(132,329)	32,072,676

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	19,486,764	(93,783,109)
Futures contracts	607,877	12,722,846
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	38,015,657	(370,244,028)
Futures contracts	(20,347)	614,721

Net gain (loss) from investments	58,089,951	(450,689,570)

Net increase (decrease) in net assets resulting from operations	$57,957,622	$(418,616,894)

A Formerly known as Institutional Class.
B The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

23

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(132,329)	$263,349	$32,072,676	$64,979,780
Net realized gain (loss) from investments in unaffiliated securities and futures contracts	20,094,641	28,391,466	(81,060,263)	214,637,010
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities and futures contracts	37,995,310	27,938,130	(369,629,307)	625,561,461

Net increase (decrease) in net assets resulting from operations	57,957,622	56,592,945	(418,616,894)	905,178,251

Distributions to shareholders:
Total retained earnings:
R5 ClassA	(11,290,573)	(11,270,063)	(44,306,858)	(49,898,828)
Y Class	(310,789)	(199,045)	(28,312,156)	(58,703,209)
Investor Class	(8,140,966)	(6,878,930)	(12,433,778)	(22,164,868)
A Class	(212,602)	(197,898)	(2,676,140)	(2,157,671)
C Class	(260,226)	(110,609)	(3,079,893)	(1,806,442)
R6 Class	(1,629,151)	(11,081)	(7,627,906)	(9,322,560)

Net distributions to shareholders	(21,844,307)	(18,667,626)	(98,436,731)	(144,053,578)

Capital share transactions (Note 11):
Proceeds from sales of shares	37,770,155	12,698,919	466,619,482	977,847,418
Reinvestment of dividends and distributions	21,372,868	18,255,572	96,482,344	141,054,545
Cost of shares redeemed	(68,657,706)	(94,788,665)	(2,636,995,103)	(2,419,288,681)

Net (decrease) in net assets from capital share transactions	(9,514,683)	(63,834,174)	(2,073,893,277)	(1,300,386,718)

Net increase (decrease) in net assets	26,598,632	(25,908,855)	(2,590,946,902)	(539,262,045)

Net assets:
Beginning of period	196,020,021	221,928,876	3,594,568,771	4,133,830,816

End of period	$222,618,653	$196,020,021	$1,003,621,869	$3,594,568,771

A Formerly known as Institutional Class.

See accompanying notes

24

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of December 31, 2020, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

25

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services - Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

26

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Bridgeway Capital Management, LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2020 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$687,222
Sub-Advisor Fees	0.44%*	848,137

Total	0.79%	$1,535,359

* The above amount includes a non-recurring expense of 0.04%. The effective fee rate would have been 0.40% without the expense.

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$6,870,095
Sub-Advisor Fees	0.31%	6,029,051

Total	0.66%	$12,899,146

27

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended December 31, 2020, the Manager received securities lending fees of $11,490 and $6,477 for the securities lending activities of the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$33,397
Bridgeway Large Cap Value	837,065

28

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

As of December 31, 2020, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$3,344
Bridgeway Large Cap Value	42,062

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a December 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Bridgeway Large Cap Growth	$2,381,088	$-	$-	$14,695	$2,381,088
U.S. Government Money Market Select Fund	Direct	Bridgeway Large Cap Value	34,927,126	-	-	255,312	34,927,126

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2020, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Bridgeway Large Cap Growth	$3,247	$1,418	$4,665
Bridgeway Large Cap Value	61,961	700	62,661

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended December 31, 2020, the Bridgeway Large Cap Value Fund borrowed on average $8,274,657 for 4 days at an average interest rate of 1.51% with interest charges of $1,387. These amounts are recorded as “Other expenses” in the Statements of Operations. For the year ended December 31, 2020, the Bridgeway Large Cap Growth Fund did not utilize the credit facility.

29

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	1/1/2020 - 4/30/2020	5/1/2020 - 12/31/2020	Reimbursed Expenses	(Recouped) Expenses
Bridgeway Large Cap Growth	R5*	0.81%	0.81%	$174,657	$-		2023
Bridgeway Large Cap Growth	Y	0.91%	0.87%	3,807	(310	)**	2023
Bridgeway Large Cap Growth	Investor	1.19%	1.12%	117,466	(129	)**	2023
Bridgeway Large Cap Growth	A	1.21%	1.10%	2,490	(161	)**	2023
Bridgeway Large Cap Growth	C	1.96%	1.84%	2,455	(108	)**	2023
Bridgeway Large Cap Growth	R6	0.76%	0.76%	5,292	-		2023

* Formerly Institutional Class

** These amounts represent Recouped Expenses from prior fiscal years and are reflected in Total Expense on the Statement of Operations.

Of these amounts, $164,090 and $6,542 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at December 31, 2020 for the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$658	$-	$332,077	2020
Bridgeway Large Cap Growth	50	343,271	-	2021
Bridgeway Large Cap Growth	-	161,557	-	2022
Bridgeway Large Cap Value	-	4,871	-	2022

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2020, RID collected $601 and $1,513 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2020, there were no CDSC fees collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original

30

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2020, CDSC fees of $2,796 were collected for the Class C Shares of Bridgeway Large Cap Value Fund. There were no CDSC fees collected for the Class C Shares of the Bridgeway Large Cap Growth Fund during the year ended December 31, 2020.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

31

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

32

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including money market funds and ETFs. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, a Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund would be subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

A futures contract is a contract to purchase or sell a particular security, or the cash value of an asset, such as securities, indices, or currencies, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflect this amount on the Schedules of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statements of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended December 31, 2020, the Funds entered into futures contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended December 31, 2020
Bridgeway Large Cap Growth	26
Bridgeway Large Cap Value	356

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$26,810	$26,810

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$607,877	$607,877

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$(20,347)	$(20,347)

Bridgeway Large Cap Value Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$659,593	$659,593

The effect of financial derivative instruments on the Statements of Operations as of December 31, 2020:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$12,722,846	$12,722,846

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$614,721	$614,721

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2020.

Bridgeway Large Cap Growth Fund

Offsetting of Financial and Derivative Assets as of December 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$26,810	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$26,810	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(26,810)	$-

35

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Bridgeway Large Cap Value Fund

Offsetting of Financial and Derivative Assets as of December 31, 2020:
	Assets	Liabilities
Futures Contracts(1)	$659,593	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$659,593	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(659,593)	$-

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Dividend Risk

A Fund’s focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures

36

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of a Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program. The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds that are advised by the Manager. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example advisory and administrative fees, charged by those investment companies in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Funds’ investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its

37

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

investment objective, the value of the Funds’ investment will decline, adversely affecting the Funds’ performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

38

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Bridgeway Large Cap Growth Fund		Bridgeway Large Cap Value Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:
Ordinary income*
R5 Class**	$3,479,748	$265,226	$6,519,374	$23,305,258
Y Class	95,785	4,684	4,146,756	26,904,554
Investor Class	2,406,105	161,886	1,820,700	8,833,240
A Class	62,836	4,657	391,872	871,149
C Class	76,911	2,603	450,992	443,571
R6 Class	502,104	261	1,140,363	4,396,187
Long-term capital gains
R5 Class**	7,810,825	11,004,837	37,787,484	26,593,570
Y Class	215,004	194,361	24,165,400	31,798,655
Investor Class	5,734,861	6,717,044	10,613,078	13,331,628
A Class	149,766	193,241	2,284,268	1,286,522
C Class	183,315	108,006	2,628,901	1,362,871
R6 Class	1,127,047	10,820	6,487,543	4,926,373

Total distributions paid	$21,844,307	$18,667,626	$98,436,731	$144,053,578

* For tax purposes, short-term capital gains are considered ordinary income distributions.

** Formerly known as Institutional Class.

As of December 31, 2020, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$147,419,166	$76,141,748	$(1,064,483)	$75,077,265
Bridgeway Large Cap Value	887,114,955	143,596,516	(46,558,366)	97,038,150

39

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Bridgeway Large Cap Growth	$75,077,265	$2,079,999	$2,215,840	$-	$-	$79,373,104
Bridgeway Large Cap Value	97,038,150	31,543,759	-	(79,953,498)	-	48,628,411

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from equalization as of December 31, 2020:

Fund	Paid-In-Capital	Distributable Earnings/ (Deficits)
Bridgeway Large Cap Growth	$3,062,611	$(3,062,611)
Bridgeway Large Cap Value	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2020, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Bridgeway Large Cap Growth	$—	$—
Bridgeway Large Cap Value	23,110,397	56,843,101

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Bridgeway Large Cap Growth	$110,494,488	$142,345,399
Bridgeway Large Cap Value	821,975,896	2,971,287,816

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2020 were as follows:

Fund	Type of Transaction	December 31, 2019 Shares/Fair Value	Purchases	Sales	December 31, 2020 Shares/Fair Value
Bridgeway Large Cap Growth	Direct	$2,526,142	$105,497,144	$105,642,198	$2,381,088
Bridgeway Large Cap Growth	Securities Lending	2,165,786	13,625,680	15,791,466	-
Bridgeway Large Cap Value	Direct	38,744,589	3,187,566,692	3,191,384,155	34,927,126
Bridgeway Large Cap Value	Securities Lending	-	29,763,584	29,763,584	-

40

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Growth	$170,460	$-	$172,783	$172,783
Bridgeway Large Cap Value	26,409,472	-	27,363,064	27,363,064

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

10.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (”OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2020, the Funds did not utilize this facility.

11.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	507,690	$15,419,904	324,106	$9,469,356
Reinvestment of dividends	298,366	10,833,656	364,137	10,869,492
Shares redeemed	(1,636,489)	(52,215,029)	(2,686,027)	(78,392,764)

Net (decrease) in shares outstanding	(830,433)	$(25,961,469)	(1,997,784)	$(58,053,916)

	Y Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	75,159	$2,162,207	41,071	$1,221,925
Reinvestment of dividends	8,604	310,789	6,695	199,045
Shares redeemed	(64,428)	(2,086,718)	(70,745)	(2,101,935)

Net increase (decrease) in shares outstanding	19,335	$386,278	(22,979)	$(680,965)

	Investor Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	67,308	$2,224,132	54,950	$1,653,213
Reinvestment of dividends	228,150	8,140,412	233,725	6,878,528
Shares redeemed	(378,907)	(11,327,990)	(473,407)	(13,822,576)

Net (decrease) in shares outstanding	(83,449)	$(963,446)	(184,732)	$(5,290,835)

42

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

	A Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	3,843	$132,756	3,012	$90,592
Reinvestment of dividends	5,932	212,602	6,704	197,898
Shares redeemed	(16,692)	(470,148)	(8,630)	(250,326)

Net increase (decrease) in shares outstanding	(6,917)	$(124,790)	1,086	$38,164

	C Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	41,743	$1,184,215	9,300	$263,833
Reinvestment of dividends	7,605	260,226	3,874	110,609
Shares redeemed	(12,035)	(390,020)	(7,597)	(221,064)

Net increase in shares outstanding	37,313	$1,054,421	5,577	$153,378

	R6 Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	461,299	$16,646,941	-	$-
Reinvestment of dividends	44,410	1,615,183	-	-
Shares redeemed	(60,139)	(2,167,801)	-	-

Net increase in shares outstanding	445,570	$16,094,323	-	$-

	R5 ClassA
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	6,010,683	$134,342,037	12,047,419	$306,145,671
Reinvestment of dividends	1,881,123	43,660,873	1,773,435	48,148,759
Shares redeemed	(33,561,839)	(762,700,736)	(33,216,721)	(854,845,294)

Net (decrease) in shares outstanding	(25,670,033)	$(584,697,826)	(19,395,867)	$(500,550,864)

	Y Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	8,883,564	$198,516,821	16,724,658	$426,777,300
Reinvestment of dividends	1,188,000	27,454,668	2,131,290	57,694,034
Shares redeemed	(51,843,932)	(1,176,692,536)	(31,709,599)	(810,319,281)

Net (decrease) in shares outstanding	(41,772,368)	$(950,721,047)	(12,853,651)	$(325,847,947)

	Investor Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	3,739,265	$80,817,046	5,783,122	$145,523,103
Reinvestment of dividends	536,487	12,360,665	817,055	22,109,503
Shares redeemed	(20,841,551)	(490,262,559)	(24,264,151)	(623,217,163)

Net (decrease) in shares outstanding	(16,565,799)	$(397,084,848)	(17,663,974)	$(455,584,557)

	A Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	251,951	$5,727,622	524,036	$13,042,263
Reinvestment of dividends	108,580	2,488,657	77,978	2,100,719
Shares redeemed	(1,483,009)	(32,276,083)	(1,976,037)	(50,282,114)

Net (decrease) in shares outstanding	(1,122,478)	$(24,059,804)	(1,374,023)	$(35,139,132)

43

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

	C Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	70,980	$1,518,046	110,708	$2,694,165
Reinvestment of dividends	132,564	2,930,997	63,912	1,678,970
Shares redeemed	(1,131,031)	(24,639,507)	(1,352,619)	(33,637,583)

Net (decrease) in shares outstanding	(927,487)	$(20,190,464)	(1,177,999)	$(29,264,448)

	R6 Class
	Year Ended December 31,
	2020		2019
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,993,609	$45,697,910	3,342,503	$83,664,916
Reinvestment of dividends	327,145	7,586,484	343,626	9,322,560
Shares redeemed	(6,588,491)	(150,423,682)	(1,805,883)	(46,987,246)

Net increase (decrease) in shares outstanding	(4,267,737)	$(97,139,288)	1,880,246	$46,000,230

A Formerly known as Institutional Class.

12.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

44

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,				Year EndedC December 31,	Six Months Ended December 31,		Year EndedB June 30,
	2020		2019	2018	2017	2016		2016

Net asset value, beginning of period	$29.84		$25.27	$29.88	$24.47	$22.77		$23.71

Income (loss) from investment operations:
Net investment income	0.07		0.10	0.13	0.10	0.04		0.07
Net gains (losses) on investments (both realized and unrealized)	10.21		7.55	(1.99)	6.56	1.82		(0.90)

Total income (loss) from investment operations	10.28		7.65	(1.86)	6.66	1.86		(0.83)

Less distributions:
Dividends from net investment income	(0.07)		–	(0.11)	(0.08)	(0.16)		(0.11)
Distributions from net realized gains	(3.81)		(3.08)	(2.64)	(1.17)	–		–

Total distributions	(3.88)		(3.08)	(2.75)	(1.25)	(0.16)		(0.11)

Net asset value, end of period	$36.24		$29.84	$25.27	$29.88	$24.47		$22.77

Total returnD	34.44%		30.27%	(6.03)%	27.21%	8.15	%E	(3.52)%

Ratios and supplemental data:
Net assets, end of period	$114,246,613		$118,831,764	$151,163,119	$178,062,388	$133,638,400		$136,460,611
Ratios to average net assets:
Expenses, before reimbursements	0.97%		0.90%	0.93%	1.06%	1.02	%F	0.89%
Expenses, net of reimbursements	0.82	%G	0.81%	0.81%	0.81%	0.81	%F	0.83%
Net investment income (loss), before expense reimbursements	(0.08)%		0.19%	0.26%	0.15%	0.12	%F	0.30%
Net investment income, net of reimbursements	0.07%		0.28%	0.38%	0.40%	0.33	%F	0.35%
Portfolio turnover rate	58%		77%	60%	78%	40	%E	100%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
C

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.

See accompanying notes

45

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,				Year EndedA December 31,	Six Months Ended December 31,		February 5, 2016B to June 30,
	2020		2019	2018	2017	2016		2016

Net asset value, beginning of period	$29.72		$25.21	$29.82	$24.45	$22.77		$20.46

Income (loss) from investment operations:
Net investment income	0.00	H	0.05	0.12	0.05	0.03		0.03
Net gains (losses) on investments (both realized and unrealized)	10.21		7.54	(1.98)	6.57	1.81		2.28

Total income (loss) from investment operations	10.21		7.59	(1.86)	6.62	1.84		2.31

Less distributions:
Dividends from net investment income	(0.07)		-	(0.11)	(0.08)	(0.16)		-
Distributions from net realized gains	(3.81)		(3.08)	(2.64)	(1.17)	-		-

Total distributions	(3.88)		(3.08)	(2.75)	(1.25)	(0.16)		-

Net asset value, end of period	$36.05		$29.72	$25.21	$29.82	$24.45		$22.77

Total returnC	34.34%		30.11%	(6.04)%	27.06%	8.06	%D	11.29	%D

Ratios and supplemental data:
Net assets, end of period	$3,168,012		$2,036,785	$2,306,982	$2,016,161	$669,530		$401,220
Ratios to average net assets:
Expenses, before reimbursements	1.02%		0.95%	0.97%	1.13%	1.09	%E	4.00	%E
Expenses, net of reimbursements	0.89	%F	0.91%	0.91%	0.91%	0.91	%E	0.91	%E
Net investment income (loss), before expense reimbursements	(0.14)%		0.12%	0.27%	0.08%	0.11	%E	(2.69	)%E
Net investment income, net of reimbursements	(0.01)%		0.16%	0.33%	0.30%	0.28	%E	0.40	%E
Portfolio turnover rate	58%		77%	60%	78%	40	%D	100	%G

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.
H	Amount represents less than $0.01 per share.

See accompanying notes

46

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,					Year EndedA December 31,	Six Months Ended December 31,		February 5, 2016B to June 30,
	2020		2019	2018		2017	2016		2016

Net asset value, beginning of period	$29.42		$25.05	$29.65		$24.38	$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.04)	0.01		(0.01)	(0.01)		0.01
Net gains (losses) on investments (both realized and unrealized)	10.08		7.49	(1.94)		6.53	1.81		2.27

Total income (loss) from investment operations	10.00		7.45	(1.93)		6.52	1.80		2.28

Less distributions:
Dividends from net investment income	-		-	(0.03)		(0.08)	(0.16)		-
Distributions from net realized gains	(3.81)		(3.08)	(2.64)		(1.17)	-		-

Total distributions	(3.81)		(3.08)	(2.67)		(1.25)	(0.16)		-

Net asset value, end of period	$35.61		$29.42	$25.05		$29.65	$24.38		$22.74

Total returnC	33.98%		29.74%	(6.33)%		26.72%	7.90	%D	11.14	%D

Ratios and supplemental data:
Net assets, end of period	$84,109,027		$71,928,098	$65,869,325		$71,273,896	$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.31%		1.20%	1.20%		1.40%	1.55	%E	8.43	%E
Expenses, net of reimbursements or recoupments	1.15	%F	1.19%	1.19%		1.19%	1.19	%E	1.18	%E
Net investment (loss), before expense reimbursements or recoupments	(0.43)%		(0.11)%	(0.01)%		(0.66)%	(0.35	)%E	(7.08	)%E
Net investment income (loss), net of reimbursements or recoupments	(0.27)%		(0.10)%	0.00	%G	(0.45)%	0.02	%E	0.17	%E
Portfolio turnover rate	58%		77%	60%		78%	40	%D	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Amount represents less than 0.005% of average net assets.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

47

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,			Year EndedA December 31,		Six Months Ended December 31,		February 5, 2016B to June 30,
	2020	2019	2018	2017		2016		2016

Net asset value, beginning of period	$29.51	$25.12	$29.70	$24.39		$22.74		$20.46

Income (loss) from investment operations:
Net investment income (loss)	(0.10)	(0.03)	(0.11)	0.00	C	0.00	C	0.00	C
Net gains (losses) on investments (both realized and unrealized)	10.17	7.50	(1.83)	6.54		1.81		2.28

Total income (loss) from investment operations	10.07	7.47	(1.94)	6.54		1.81		2.28

Less distributions:
Dividends from net investment income	-	-	-	(0.06)		(0.16)		-
Distributions from net realized gains	(3.81)	(3.08)	(2.64)	(1.17)		-		-

Total distributions	(3.81)	(3.08)	(2.64)	(1.23)		(0.16)		-

Net asset value, end of period	$35.77	$29.51	$25.12	$29.70		$24.39		$22.74

Total returnD	34.11%	29.74%	(6.35)%	26.79%		7.94	%E	11.14	%E

Ratios and supplemental data:
Net assets, end of period	$2,212,193	$2,029,102	$1,700,188	$4,625,607		$135,710		$159,744
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.27%	1.18%	1.25%	1.44%		1.43	%F	5.25	%F
Expenses, net of reimbursements or recoupments	1.14%	1.21%	1.21%	1.21%		1.21	%F	1.21	%F
Net investment (loss), before expense reimbursements or recoupments	(0.39)%	(0.09)%	(0.09)%	(0.23)%		(0.26	)%F	(4.01	)%F
Net investment income (loss), net of reimbursements or recoupments	(0.26)%	(0.12)%	(0.05)%	0.00	%G	(0.05	)%F	0.02	%F
Portfolio turnover rate	58%	77%	60%	78%		40	%E	100	%H

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Amount rounds to less than 0.005%.
H	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

48

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,				Year EndedA December 31,	Six Months Ended December 31,		February 5, 2016B to June 30,
	2020		2019	2018	2017	2016		2016

Net asset value, beginning of period	$28.53		$24.55	$29.30	$24.22	$22.67		$20.46

Income (loss) from investment operations:
Net investment (loss)	(0.01)		(0.20)	(0.17)	(0.10)	(0.13)		(0.04)
Net gains (losses) on investments (both realized and unrealized)	9.44		7.26	(1.94)	6.35	1.84		2.25

Total income (loss) from investment operations	9.43		7.06	(2.11)	6.25	1.71		2.21

Less distributions:
Dividends from net investment income	-		-	-	-	(0.16)		-
Distributions from net realized gains	(3.81)		(3.08)	(2.64)	(1.17)	-		-

Total distributions	(3.81)		(3.08)	(2.64)	(1.17)	(0.16)		-

Net asset value, end of period	$34.15		$28.53	$24.55	$29.30	$24.22		$22.67

Total returnC	33.04%		28.75%	(7.02)%	25.78%	7.52	%D	10.80	%D

Ratios and supplemental data:
Net assets, end of period	$2,575,041		$1,086,848	$798,319	$769,559	$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements or recoupments	2.01%		1.92%	1.95%	2.09%	2.18	%E	7.33	%E
Expenses, net of reimbursements or recoupments	1.87	%F	1.96%	1.96%	1.96%	1.96	%E	1.96	%E
Net investment (loss), before expense reimbursements or recoupments	(1.14)%		(0.83)%	(0.76)%	(0.90)%	(1.04	)%E	(5.98	)%E
Net investment (loss), net of reimbursements or recoupments	(1.00)%		(0.87)%	(0.77)%	(0.77)%	(0.81	)%E	(0.62	)%E
Portfolio turnover rate	58%		77%	60%	78%	40	%D	100	%G

A

On December 15, 2017, pursuant to a plan of Reorganization on termination, the American Beacon Bridgeway Large Cap Growth II Fund (“Target Fund”) transferred all of its property and assets to the American Beacon Bridgeway Large Cap Growth Fund (“Acquiring Fund”) in exchange solely for voting shares of the Acquiring Fund and the assumption of the Target Fund’s liabilities.

B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Portfolio turnover rate is for the period from February 5, 2016 through December 31, 2016 and is not annualized.

See accompanying notes

49

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,			April 30, 2018A to December 31,

	2020		2019	2018

Net asset value, beginning of period	$29.86		$25.28	$30.89

Income from investment operations:
Net investment income	0.04	B	0.10	0.12
Net gains (losses) on investments (both realized and unrealized)	10.29		7.56	(2.98)

Total income (loss) from investment operations	10.33		7.66	(2.86)

Less distributions:
Dividends from net investment income	(0.07)		-	(0.11)
Distributions from net realized gains	(3.81)		(3.08)	(2.64)

Total distributions	(3.88)		(3.08)	(2.75)

Net asset value, end of period	$36.31		$29.86	$25.28

Total returnC	34.58%		30.30%	(9.07	)%D

Ratios and supplemental data:
Net assets, end of period	$16,307,767		$107,424	$90,943
Ratios to average net assets:
Expenses, before reimbursements	0.91%		0.84%	4.15	%E
Expenses, net of reimbursements	0.76%		0.76%	0.76	%E
Net investment income (loss), before expense reimbursements	(0.05)%		0.25%	(2.85	)%E
Net investment income, net of reimbursements	0.10%		0.33%	0.54	%E
Portfolio turnover rate	58%		77%	60	%F

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from April 30, 2018 through December 31, 2018 and is not annualized.

See accompanying notes

50

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of period	$27.14		$22.61	$28.57	$26.08	$22.75

Income (loss) from investment operations:
Net investment income	0.59		0.55	0.45	0.37	0.38
Net gains (losses) on investments (both realized and unrealized)	(1.48)		5.13	(4.28)	3.78	3.32

Total income (loss) from investment operations	(0.89)		5.68	(3.83)	4.15	3.70

Less distributions:
Dividends from net investment income	(0.00	)B	(0.54)	(0.47)	(0.39)	(0.35)
Distributions from net realized gains	(2.52)		(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	(2.52)		(1.15)	(2.13)	(1.66)	(0.37)

Net asset value, end of period	$23.73		$27.14	$22.61	$28.57	$26.08

Total returnC	(3.05)%		25.11%	(13.28)%	15.88%	16.24%

Ratios and supplemental data:
Net assets, end of period	$445,009,590		$1,205,569,140	$1,442,789,043	$1,547,760,278	$1,185,013,905
Ratios to average net assets:
Expenses, before reimbursements	0.75%		0.73%	0.72%	0.72%	0.73%
Expenses, net of reimbursements	0.75%		0.73%	0.72%	0.72%	0.73%
Net investment income, before expense reimbursements	1.76%		1.71%	1.63%	1.41%	1.69%
Net investment income, net of reimbursements	1.76%		1.71%	1.63%	1.41%	1.69%
Portfolio turnover rate	43%		44%	49%	48%	56%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

51

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2020		2019	2018	2017	2016

Net asset value, beginning of period	$27.06		$22.54	$28.49	$26.01	$22.69

Income (loss) from investment operations:
Net investment income	0.67		0.46	0.44	0.33	0.32
Net gains (losses) on investments (both realized and unrealized)	(1.58)		5.19	(4.28)	3.79	3.35

Total income (loss) from investment operations	(0.91)		5.65	(3.84)	4.12	3.67

Less distributions:
Dividends from net investment income	(0.00	)A	(0.52)	(0.45)	(0.37)	(0.33)
Distributions from net realized gains	(2.52)		(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	(2.52)		(1.13)	(2.11)	(1.64)	(0.35)

Net asset value, end of period	$23.63		$27.06	$22.54	$28.49	$26.01

Total returnB	(3.14)%		25.06%	(13.35)%	15.82%	16.17%

Ratios and supplemental data:
Net assets, end of period	$284,218,555		$1,455,648,440	$1,502,519,807	$1,547,228,114	$879,852,983
Ratios to average net assets:
Expenses, before reimbursements	0.83%		0.80%	0.79%	0.79%	0.80%
Expenses, net of reimbursements	0.83%		0.80%	0.79%	0.79%	0.80%
Net investment income, before expense reimbursements	1.66%		1.65%	1.57%	1.35%	1.63%
Net investment income, net of reimbursements	1.66%		1.65%	1.57%	1.35%	1.63%
Portfolio turnover rate	43%		44%	49%	48%	56%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

52

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$27.05	$22.50	$28.41	$25.93	$22.64

Income (loss) from investment operations:
Net investment income	2.12	0.62	0.43	0.32	0.27
Net gains (losses) on investments (both realized and unrealized)	(3.09)	4.95	(4.33)	3.71	3.31

Total income (loss) from investment operations	(0.97)	5.57	(3.90)	4.03	3.58

Less distributions:
Dividends from net investment income	-	(0.41)	(0.35)	(0.28)	(0.27)
Distributions from net realized gains	(2.52)	(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	(2.52)	(1.02)	(2.01)	(1.55)	(0.29)

Net asset value, end of period	$23.56	$27.05	$22.50	$28.41	$25.93

Total returnA	(3.36)%	24.74%	(13.60)%	15.52%	15.81%

Ratios and supplemental data:
Net assets, end of period	$121,683,174	$587,724,123	$886,572,501	$1,387,184,369	$1,583,853,257
Ratios to average net assets:
Expenses, before reimbursements	1.10%	1.08%	1.05%	1.06%	1.08%
Expenses, net of reimbursements	1.10%	1.08%	1.05%	1.06%	1.08%
Net investment income, before expense reimbursements	1.44%	1.37%	1.26%	1.04%	1.35%
Net investment income, net of reimbursements	1.44%	1.37%	1.26%	1.04%	1.35%
Portfolio turnover rate	43%	44%	49%	48%	56%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

53

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$26.92	$22.41	$28.32	$25.82	$22.53

Income (loss) from investment operations:
Net investment income	0.84	0.58	0.36	0.42	0.32
Net gains (losses) on investments (both realized and unrealized)	(1.81)	4.95	(4.25)	3.58	3.24

Total income (loss) from investment operations	(0.97)	5.53	(3.89)	4.00	3.56

Less distributions:
Dividends from net investment income	-	(0.41)	(0.36)	(0.23)	(0.25)
Distributions from net realized gains	(2.52)	(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	(2.52)	(1.02)	(2.02)	(1.50)	(0.27)

Net asset value, end of period	$23.43	$26.92	$22.41	$28.32	$25.82

Total returnA	(3.38)%	24.70%	(13.60)%	15.46%	15.79%

Ratios and supplemental data:
Net assets, end of period	$24,734,491	$58,637,332	$79,610,028	$96,229,248	$152,520,884
Ratios to average net assets:
Expenses, before reimbursements	1.10%	1.10%	1.07%	1.08%	1.12%
Expenses, net of reimbursements	1.10%	1.10%	1.07%	1.08%	1.12%
Net investment income, before expense reimbursements	1.40%	1.35%	1.28%	1.01%	1.31%
Net investment income, net of reimbursements	1.40%	1.35%	1.28%	1.01%	1.31%
Portfolio turnover rate	43%	44%	49%	48%	56%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

54

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$26.25	$21.86	$27.63	$25.27	$22.08

Income (loss) from investment operations:
Net investment income	0.22	0.21	0.16	0.08	0.13
Net gains (losses) on investments (both realized and unrealized)	(1.35)	4.99	(4.12)	3.62	3.16

Total income (loss) from investment operations	(1.13)	5.20	(3.96)	3.70	3.29

Less distributions:
Dividends from net investment income	-	(0.20)	(0.15)	(0.07)	(0.08)
Distributions from net realized gains	(2.52)	(0.61)	(1.66)	(1.27)	(0.02)

Total distributions	(2.52)	(0.81)	(1.81)	(1.34)	(0.10)

Net asset value, end of period	$22.60	$26.25	$21.86	$27.63	$25.27

Total returnA	(4.08)%	23.79%	(14.23)%	14.62%	14.91%

Ratios and supplemental data:
Net assets, end of period	$30,186,523	$59,409,216	$75,231,917	$102,553,616	$100,447,531
Ratios to average net assets:
Expenses, before reimbursements	1.83%	1.81%	1.79%	1.83%	1.86%
Expenses, net of reimbursements	1.83%	1.81%	1.79%	1.83%	1.86%
Net investment income, before expense reimbursements	0.69%	0.63%	0.54%	0.28%	0.57%
Net investment income, net of reimbursements	0.69%	0.63%	0.54%	0.28%	0.57%
Portfolio turnover rate	43%	44%	49%	48%	56%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

55

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,			April 28, 2017A to December 31,
	2020	2019	2018	2017

Net asset value, beginning of period	$27.12	$22.59	$28.55	$26.73

Income from investment operations:
Net investment income	0.24	0.49	0.54	0.11
Net gains (losses) on investments (both realized and unrealized)	(1.12)	5.20	(4.37)	3.37

Total income (loss) from investment operations	(0.88)	5.69	(3.83)	3.48

Less distributions:
Dividends from net investment income	(0.01)	(0.55)	(0.47)	(0.39)
Distributions from net realized gains	(2.52)	(0.61)	(1.66)	(1.27)

Total distributions	(2.53)	(1.16)	(2.13)	(1.66)

Net asset value, end of period	$23.71	$27.12	$22.59	$28.55

Total returnB	(3.03)%	25.17%	(13.27)%	13.01	%C

Ratios and supplemental data:
Net assets, end of period	$97,789,536	$227,580,520	$147,107,520	$91,521,786
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.70%	0.70%	0.75	%D
Expenses, net of reimbursements	0.73%	0.70%	0.70%	0.71	%D
Net investment income, before expense reimbursements	1.77%	1.76%	1.69%	1.44	%D
Net investment income, net of reimbursements	1.77%	1.76%	1.69%	1.48	%D
Portfolio turnover rate	43%	44%	49%	48	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 28, 2017 through December 31, 2017 and is not annualized.

See accompanying notes

56

American Beacon FundsSM

Federal Tax Information

December 31, 2020 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Bridgeway Large Cap Growth	20.60%
Bridgeway Large Cap Value	100.00%

Qualified Dividend Income:

Bridgeway Large Cap Growth	20.85%
Bridgeway Large Cap Value	100.00%

Long-Term Capital Gain Distributions:

Bridgeway Large Cap Growth	$18,283,429
Bridgeway Large Cap Value	83,966,674

Short-Term Capital Gain Distributions:

Bridgeway Large Cap Growth	$6,386,320
Bridgeway Large Cap Value	14,403,494

Shareholders received notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-two funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (75)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018 – Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present);Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present);Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

62

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (64)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner retired from the Board.

63

American Beacon FundsSM

Privacy Policy

December 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

64

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund, and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

AR 12/20

American Beacon® FUNDS

2020 ANNUAL REPORT

December 31, 2020

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

As of January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports are no longer sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by going to www.americanbeaconfunds.com and clicking on "Quick Links" and then "Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish. A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	December 31, 2020

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

For much of this reporting period, headlines pertaining to the COVID-19 pandemic and the U.S. presidential election dominated the 24-hour news cycle. Chances are, the media coverage about these ongoing headwinds – including sickness and death, healthcare insurance and vaccines, unemployment and underemployment, food and housing insecurities, civil unrest and disobedience, and the transition of government leadership – has left you feeling adrift and fearful.

During such uncertainty, we recognize that fear of loss can be a powerful emotion, leading many investors to make short-term decisions subject to a variety of potential error-leading biases. Unfortunately, short-term investment decisions may capsize future plans. We encourage investors to remain focused on the horizon by working with financial professionals to make thoughtful adjustments based on changing needs and long-term financial goals.

Our three Ds – direction, discipline and diversification – may help you navigate this conversation.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to maintain your bearing. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Thank you for continuing to stay the course with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

Domestic Equity Market Overview

December 31, 2020 (Unaudited)

Despite a tumultuous first quarter in 2020, the domestic equity market barreled back in the ensuing quarters and posted double-digit positive returns for most broad equity market indexes – including the Russell 1000 Index, which returned 20.96% for the year. Despite the year looking like it would shape up to be another large-cap year, small-cap stocks returned one of the best quarters ever in the fourth quarter. Growth stocks, however, kept up the pace and trounced Value stocks despite the Value turnaround in the fourth quarter.

In many ways, the domestic equity market’s performance can be viewed in three parts: (1) the first quarter; (2) the rebound, which lasted through the rest of the year; and (3) the Value turnaround at the end of the year.

In the first quarter, the domestic equity markets posted substantial losses amid concerns over the unprecedented economic impact of the global coronavirus pandemic. The first quarter began with positive investor sentiment from the end of 2019 carrying over briefly into January, before worries about the COVID-19 outbreak in China triggered the first of a series of sharp market drops. Markets plunged in mid-March in response to the unfolding pandemic and a surprise oil price war between Saudi Arabia and Russia. Meanwhile, volatility rose to record highs. No sectors were spared in the downturn, but the Energy sector suffered disproportionately due to collapsing oil prices and the anticipation of a global slowdown in business and leisure travel.

The rebound was sharp and swift. Domestic equity markets rallied throughout the second and third quarters of 2020. Government stimulus efforts, encouraging signs of an economic recovery and news about multiple promising COVID-19 vaccines helped boost market performance.

Following a brief pullback in October, U.S. markets delivered positive performance over the final quarter of 2020. Increasing clarity about the results of the U.S. presidential election in November and the makeup of Congress helped reduce the political uncertainty, and the approval and distribution of multiple COVID-19 vaccines and lower-than-expected new applications for unemployment benefits boosted investor confidence. These events sparked not only a domestic market turnaround, but also generated a Value turnaround. Nonetheless, this positive relative performance was not enough to overcome the massive dispersion between Growth and Value stocks that had built up earlier in the year.

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 39.80% for the twelve months ended December 31, 2020. The Fund outperformed the Russell Midcap® Growth Index (the “Index”) return of 35.59% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2010 through 12/31/2020

Total Returns for the Period Ended December 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2010- 12/31/2020
R5 Class** (1,2,8)	SFMIX	40.30%	23.63%	20.98%	15.34%	$41,657
Y Class (1,3,8)	SMFYX	40.22%	23.51%	20.85%	15.22%	$41,233
Investor Class (1,8)	STMGX	39.80%	23.21%	20.56%	14.94%	$40,252
A without Sales Charge (1,4,8)	SMFAX	39.85%	23.16%	20.50%	14.89%	$40,084
A with Sales Charge (1,4,8)	SMFAX	31.80%	20.76%	19.09%	14.22%	$37,784
C without Sales Charge (1,5,8)	SMFCX	38.82%	22.28%	19.63%	14.15%	$37,564
C with Sales Charge (1,5,8)	SMFCX	37.82%	22.28%	19.63%	14.15%	$37,564
R6 (1,6,8)	SFMRX	40.36%	23.66%	21.00%	15.35%	$41,689

Russell Midcap® Growth Index (7)		35.59%	20.50%	18.66%	15.04%	$40,613
S&P 500 Index (7)		18.40%	14.18%	15.22%	13.88%	$36,670

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-9687-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2007 through 2013, partially recovered in 2014, fully recovered in 2015, and waived in 2018 and 2019. Performance prior to waiving fees was lower than the actual returns shown for 2007 through 2013 and for 2018 and 2019.

3

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

2.	A portion of the fees charged to the R5 Class has been waived since Class inception (August 31, 2006). Performance prior to waiving fees was lower than the actual returns shown since inception.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/10 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/10. A portion of the fees charged to the Y Class was waived in 2012 and 2013, partially recovered in 2014, fully recovered in 2015, and waived from 2017 through 2020. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, and 2017 through 2020.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/10 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. A portion of the fees charged to the A Class was waived in 2012 and 2013, fully recovered in 2015, waived in 2016 and 2018, partially recovered in 2019 and waived in 2020. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013, 2016, 2018, and 2020. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/10 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. A portion of the fees charged to the C Class was waived from 2012 through 2014, fully recovered in 2015, waived in 2016 through 2018, partially recovered in 2019, and waived in 2020. Performance prior to waiving fees was lower than actual returns shown for 2012 through 2014 and for 2016 through 2018. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance for the three-year, five-year and ten-year periods represents the returns achieved by the R5 Class from 12/31/10 up to 12/31/18, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/10. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Mid-Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell MidCap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 1000®is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Mid-Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 0.96%, 1.01%, 1.28%, 1.29%, 2.01%, and 0.92%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to both stock selection and sector allocation for the period.

From a stock selection standpoint, holdings in the Financials and Communication Services sectors contributed the most to relative returns. In Financials, MarketAxess Holdings, Inc. was up 52.6% and SVB Financial Group was up 54.7% for the period. Within Communication Services, the Fund held Spotify Technology S.A. (up 116.3%), Roku, Inc. (up 287.3%) and IAC/InterActiveCorp (up 31.1%).

In contrast, stock selection in the Health Care and Energy sectors detracted from relative returns. In Health Care, the Fund did not hold Index-position Moderna, Inc., which ended the year up 434.1%. Selections in Energy that dragged on performance during the period included Core Laboratories N.V. (down 93.6%) and Cabot Oil & Gas Corp. (down 3.9%).

4

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

As it relates to sector allocation, the Fund’s overweight to Communication Services, the best performing sector in the Index (up 59.2%) added the most value for the period. The Fund also held an overweight in Health Care, another top performing sector in the Index (up 46.8%). Offsetting some of this performance was the Fund’s cash position and an overweight to Financials.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Cadence Design Systems, Inc.		2.4
IDEXX Laboratories, Inc.		2.3
Autodesk, Inc.		1.8
Copart, Inc.		1.8
MarketAxess Holdings, Inc.		1.8
Spotify Technology S.A.		1.8
Verisk Analytics, Inc.		1.8
Match Group, Inc.		1.7
Roku, Inc.		1.7
Take-Two Interactive Software, Inc.		1.7

Total Fund Holdings	96

Sector Allocation (% Equities)
Information Technology		34.1
Health Care		20.1
Industrials		12.7
Communication Services		11.8
Consumer Discretionary		11.5
Financials		6.7
Consumer Staples		2.2
Energy		0.9

5

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 37.18% for the twelve months ended December 31, 2020, outperforming the Russell 2000® Growth Index (the “Index”) return of 34.63% for the same period.

Comparison of Change in Value of a $10,000 Investment for the period from 12/31/2010 through 12/31/2020

Total Returns for the Period Ended December 31, 2020

	Ticker	1 Year	3 Years	5 Years	10 Years	Value of $10,000 12/31/2010- 12/31/2020
R5 Class** (1,2,8)	STSIX	37.56%	20.41%	18.07%	13.61%	$35,819
Y Class (1,3,8)	SPWYX	37.56%	20.35%	18.01%	13.51%	$35,513
Investor Class (1,8)	STSGX	37.18%	20.04%	17.75%	13.30%	$34,845
A without Sales Charge (1,4,8)	SPWAX	37.25%	20.09%	17.72%	13.21%	$34,581
A with Sales Charge (1,4,8)	SPWAX	29.38%	17.75%	16.33%	12.54%	$32,586
C without Sales Charge (1,5,8)	SPWCX	36.16%	19.15%	16.81%	12.45%	$32,325
C with Sales Charge (1,5,8)	SPWCX	35.16%	19.15%	16.81%	12.45%	$32,325
R6 Class (1,6,8)	STSRX	37.76%	20.47%	18.11%	13.62%	$35,870

Russell 2000® Growth Index (7)		34.63%	16.20%	16.36%	13.48%	$35,424
S&P 500 Index (7)		18.40%	14.18%	15.22%	13.88%	$36,670

**	Prior to February 28, 2020, the R5 Class was known as Institutional Class.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2005 through 2013, fully recovered in 2014, waived in 2015, fully recovered in 2017, and waived in 2020. Performance prior to waiving fees was lower than actual returns shown for 2005 through 2013 and for 2015 and 2020.

6

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

2.

A portion of the fees charged to the R5 Class was waived from 2006 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2006 through 2013.

3.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/10 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 12/31/10. A portion of the fees charged to the Y Class was waived in 2012 and 2013, fully recovered in 2014, and waived in 2020. Performance prior to waiving fees was lower than actual returns shown for 2012, 2013 and 2020.

4.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/10 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 12/31/10. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, fully recovered in 2015, and waived in 2020. Performance prior to waiving fees was lower than actual returns shown for 2012 and 2020. A Class shares have a maximum sales charge of 5.75%.

5.

Fund performance for the ten-year period represents the returns achieved by the Investor Class from 12/31/10 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 12/31/10. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015 and waived from 2019 to 2020. Performance prior to waiving fees was lower than actual returns shown for 2012 and 2019 through 2020. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.

Fund performance represents the returns achieved by the R5 Class from 12/31/10 up to 4/30/19, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 12/31/10. A portion of the fees charged to the R6 Class has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

7.

The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Russell 2000 Index is an unmanaged index of approximately 2000 smaller-capitalization stocks from various industrial sectors. Russell 2000 Index and Russell 2000 Growth Index are registered trademarks of Frank Russell Company. American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies. LSE Group is not responsible for and has not reviewed the American Beacon Stephens Small Cap Growth Fund nor any associated literature or publications and LSE Group makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise. All rights in the Russell Small Cap Growth Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000®is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Fund. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Fund or the suitability of the Index for the purpose to which it is being put by the Manager. The S&P 500 Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon Stephens Small Cap Growth Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

8.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C and R6 Class shares were 1.05%, 1.11%, 1.35%, 1.34%, 2.14% and 1.38%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index due to both security selection and sector allocation.

Security selection contributed the most value for the period, led by positions in Industrials and Communication Services. In the Industrials sector, the Fund’s position in Kornit Digital Ltd. (up 160.4%), Axon Enterprise, Inc. (up 76.5%), Trex Co., Inc. (up 84.1%), and SiteOne Landscape Supply, Inc. (up 73.0%) contributed the most to relative performance. Within Communication Services, the Fund benefited from positions in ANGI Homeservices, Inc., Class A (up 63.5%) and Take-Two Interactive Software, Inc. (up 75.3%).

7

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

December 31, 2020 (Unaudited)

The aforementioned performance was partially offset by selections in the Health Care and Consumer Staples sectors. In Health Care, Ligand Pharmaceuticals, Inc. was down 4.7% and NuVasive, Inc. ended down 27.9%. Within Consumer Staples, Calavo Growers, Inc. was down 21.6% and Limoneira Co., was down 10.7%. The Fund did not hold Index-position Freshpet, Inc., which was up 140.3% for the year.

As it relates to sector allocation, the Fund held a sizeable overweight to Information Technology, the second-best performing sector in the Index (up 45.4%). This contributed to relative performance, as did the Fund’s underweight to Real Estate. Modestly offsetting some of this outperformance was an overweight to Financials, as well as an underweight Health Care, which was the best performing sector in the Index (up 47.1%).

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Five9, Inc.		2.3
Kornit Digital Ltd.		2.2
Chegg, Inc.		2.1
Repligen Corp.		2.1
Globant S.A.		1.9
ICON PLC		1.9
Kratos Defense & Security Solutions, Inc.		1.8
SiteOne Landscape Supply, Inc.		1.8
Axon Enterprise, Inc.		1.7
Manhattan Associates, Inc.		1.6

Total Fund Holdings	97

Sector Allocation (% Equities)
Information Technology		32.2
Health Care		21.7
Industrials		18.4
Consumer Discretionary		11.1
Financials		9.5
Communication Services		3.0
Consumer Staples		2.9
Materials		0.8
Energy		0.4

8

American Beacon FundsSM

Expense Examples

December 31, 2020 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from July 1, 2020 through December 31, 2020.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

9

American Beacon FundsSM

Expense Examples

December 31, 2020 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020-12/31/2020*
R5 Class**
Actual	$1,000.00	$1,277.40	$5.09
Hypothetical***	$1,000.00	$1,020.66	$4.52
Y Class
Actual	$1,000.00	$1,276.70	$5.44
Hypothetical***	$1,000.00	$1,020.36	$4.82
Investor Class
Actual	$1,000.00	$1,275.30	$6.98
Hypothetical***	$1,000.00	$1,019.00	$6.19
A Class
Actual	$1,000.00	$1,275.20	$6.92
Hypothetical***	$1,000.00	$1,019.05	$6.14
C Class
Actual	$1,000.00	$1,270.40	$11.07
Hypothetical***	$1,000.00	$1,015.38	$9.83
Ultra Class
R6 Class
Actual	$1,000.00	$1,277.60	$4.81
Hypothetical***	$1,000.00	$1,020.91	$4.27

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.95%, 1.22%, 1.21%, 1.94%, and 0.84% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund

	Beginning Account Value 7/1/2020	Ending Account Value 12/31/2020	Expenses Paid During Period 7/1/2020-12/31/2020*
R5 Class**
Actual	$1,000.00	$1,284.70	$5.69
Hypothetical***	$1,000.00	$1,020.16	$5.03
Y Class
Actual	$1,000.00	$1,284.60	$6.03
Hypothetical***	$1,000.00	$1,019.86	$5.33
Investor Class
Actual	$1,000.00	$1,282.90	$7.46
Hypothetical***	$1,000.00	$1,018.60	$6.60
A Class
Actual	$1,000.00	$1,283.10	$7.35
Hypothetical***	$1,000.00	$1,018.70	$6.50
C Class
Actual	$1,000.00	$1,277.50	$11.79
Hypothetical***	$1,000.00	$1,014.78	$10.43
R6 Class
Actual	$1,000.00	$1,285.70	$5.46
Hypothetical***	$1,000.00	$1,020.36	$4.82

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.05%, 1.30%, 1.28%, 2.06%, and 0.95% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (366) to reflect the half-year period.

**	Formerly known as Institutional Class.
***	5% return before expenses.

10

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively referred to as the “Funds”), (two of the funds constituting American Beacon Funds (the “Trust”)), including the schedules of investments, as of December 31, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds at December 31, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

February 26, 2021

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.16%

Communication Services - 11.55%

Entertainment - 8.60%
Electronic Arts, Inc.A	63,904	$9,176,614
Live Nation Entertainment, Inc.A	105,713	7,767,792
Roku, Inc.A	31,951	10,608,371
Spotify Technology S.A.A	35,124	11,052,118
Take-Two Interactive Software, Inc.A	50,647	10,523,940
Warner Music Group Corp., Class A	90,416	3,434,904

		52,563,739

Interactive Media & Services - 2.95%
IAC/InterActiveCorpA	39,884	7,552,035
Match Group, Inc.A	69,343	10,483,968

		18,036,003

Total Communication Services		70,599,742

Consumer Discretionary - 11.26%

Distributors - 0.62%
Pool Corp.	10,197	3,798,383

Diversified Consumer Services - 1.66%
Bright Horizons Family Solutions, Inc.A	39,770	6,879,812
Chegg, Inc.A	36,484	3,295,600

		10,175,412

Hotels, Restaurants & Leisure - 1.07%
Domino’s Pizza, Inc.	17,109	6,560,617

Household Durables - 0.72%
Garmin Ltd.	36,598	4,379,317

Internet & Direct Marketing Retail - 1.43%
MercadoLibre, Inc.A	5,211	8,729,571

Multiline Retail - 1.92%
Dollar Tree, Inc.A	51,327	5,545,369
Ollie’s Bargain Outlet Holdings, Inc.A B	75,460	6,170,364

		11,715,733

Specialty Retail - 3.09%
Aaron’s Co., Inc.A	29,721	563,510
Burlington Stores, Inc.A	22,548	5,897,430
Ross Stores, Inc.	52,346	6,428,612
Ulta Beauty, Inc.A	20,961	6,019,161

		18,908,713

Textiles, Apparel & Luxury Goods - 0.75%
Lululemon Athletica, Inc.A	13,144	4,574,506

Total Consumer Discretionary		68,842,252

Consumer Staples - 2.19%

Beverages - 2.19%
Brown-Forman Corp., Class B	66,397	5,273,914
Monster Beverage Corp.A	87,924	8,131,211

		13,405,125

Total Consumer Staples		13,405,125

See accompanying notes

12

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.16% (continued)

Energy - 0.94%

Oil, Gas & Consumable Fuels - 0.94%
Cabot Oil & Gas Corp.	150,470	$2,449,652
Pioneer Natural Resources Co.	28,779	3,277,640

		5,727,292

Total Energy		5,727,292

Financials - 6.63%

Banks - 1.34%
SVB Financial GroupA	21,074	8,173,129

Capital Markets - 3.22%
MarketAxess Holdings, Inc.	18,922	10,796,136
Tradeweb Markets, Inc., Class A	142,083	8,873,084

		19,669,220

Consumer Finance - 2.07%
FirstCash, Inc.	78,294	5,483,712
PROG Holdings, Inc.	133,699	7,202,365

		12,686,077

Total Financials		40,528,426

Health Care - 19.70%

Biotechnology - 1.05%
Alexion Pharmaceuticals, Inc.A	24,928	3,894,750
Exelixis, Inc.A	125,882	2,526,452

		6,421,202

Health Care Equipment & Supplies - 9.96%
ABIOMED, Inc.A	13,031	4,224,650
Align Technology, Inc.A	11,897	6,357,519
DexCom, Inc.A	25,267	9,341,715
Hologic, Inc.A	89,398	6,510,857
IDEXX Laboratories, Inc.A	27,760	13,876,391
Insulet Corp.A	18,696	4,779,259
Intuitive Surgical, Inc.A	7,592	6,211,015
ResMed, Inc.	44,868	9,537,142

		60,838,548

Health Care Providers & Services - 1.20%
Acadia Healthcare Co., Inc.A	79,994	4,020,499
Henry Schein, Inc.A	49,741	3,325,683

		7,346,182

Health Care Technology - 2.35%
Cerner Corp.	67,303	5,281,939
Teladoc Health, Inc.A B	10,423	2,084,183
Veeva Systems, Inc., Class AA	25,720	7,002,270

		14,368,392

Life Sciences Tools & Services - 4.63%
Bio-Techne Corp.	17,903	5,685,098
ICON PLCA	36,031	7,025,324
Illumina, Inc.A	21,302	7,881,740
PRA Health Sciences, Inc.A	45,435	5,699,366
Repligen Corp.A	10,423	1,997,360

		28,288,888

See accompanying notes

13

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.16% (continued)

Health Care - 19.70% (continued)

Pharmaceuticals - 0.51%
Pacira BioSciences, Inc.A	52,346	$3,132,385

Total Health Care		120,395,597

Industrials - 12.45%

Aerospace & Defense - 2.45%
HEICO Corp., Class A	41,470	4,854,478
L3Harris Technologies, Inc.	27,873	5,268,555
Mercury Systems, Inc.A	54,839	4,829,122

		14,952,155

Air Freight & Logistics - 0.64%
CH Robinson Worldwide, Inc.	41,696	3,914,004

Commercial Services & Supplies - 1.76%
Copart, Inc.A	84,525	10,755,806

Electrical Equipment - 0.98%
Rockwell Automation, Inc.	23,793	5,967,522

Industrial Conglomerates - 0.83%
Roper Technologies, Inc.	11,783	5,079,534

Professional Services - 4.27%
CoStar Group, Inc.A	10,198	9,425,808
IHS Markit Ltd.	64,811	5,821,972
Verisk Analytics, Inc.	52,346	10,866,506

		26,114,286

Road & Rail - 0.74%
JB Hunt Transport Services, Inc.	33,199	4,536,643

Trading Companies & Distributors - 0.78%
Fastenal Co.	97,216	4,747,057

Total Industrials		76,067,007

Information Technology - 33.44%

Communications Equipment - 0.54%
Ciena Corp.A	62,884	3,323,419

Electronic Equipment, Instruments & Components - 3.82%
Cognex Corp.	80,900	6,495,057
IPG Photonics Corp.A	29,006	6,491,253
Keysight Technologies, Inc.A	43,849	5,792,014
National Instruments Corp.	103,247	4,536,673

		23,314,997

IT Services - 5.10%
Global Payments, Inc.	43,623	9,397,267
Shopify, Inc., Class AA	4,945	5,597,493
Square, Inc., Class AA	25,946	5,646,888
WEX, Inc.A	36,144	7,356,388
Wix.com Ltd.A	12,690	3,171,992

		31,170,028

See accompanying notes

14

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 98.16% (continued)

Information Technology - 33.44% (continued)

Semiconductors & Semiconductor Equipment - 3.99%
Microchip Technology, Inc.	74,894	$10,343,610
NXP Semiconductors N.V.	34,444	5,476,941
Xilinx, Inc.	60,164	8,529,450

		24,350,001

Software - 19.99%
ANSYS, Inc.A	16,203	5,894,651
Aspen Technology, Inc.A	39,657	5,165,324
Autodesk, Inc.A	36,711	11,209,337
Cadence Design Systems, Inc.A	106,280	14,499,780
Coupa Software, Inc.A	7,818	2,649,598
DocuSign, Inc.A	39,770	8,840,871
Dropbox, Inc., Class AA	159,080	3,529,985
Envestnet, Inc.A	72,175	5,939,281
FireEye, Inc.A	255,048	5,881,407
Five9, Inc.A	18,242	3,181,405
Fortinet, Inc.A	35,465	5,267,617
Guidewire Software, Inc.A	14,390	1,852,425
Manhattan Associates, Inc.A	40,110	4,218,770
Palo Alto Networks, Inc.A	21,867	7,771,313
Proofpoint, Inc.A	41,809	5,703,166
PTC, Inc.A	51,213	6,125,587
RingCentral, Inc., Class AA	26,399	10,004,429
Splunk, Inc.A	37,956	6,448,345
Tyler Technologies, Inc.A	15,069	6,577,920
Unity Software, Inc.A B	9,290	1,425,736

		122,186,947

Total Information Technology		204,345,392

Total Common Stocks (Cost $382,742,959)		599,910,833

SHORT-TERM INVESTMENTS - 3.64% (Cost $22,209,703)

Investment Companies - 3.64%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	22,209,703	22,209,703

SECURITIES LENDING COLLATERAL - 0.19% (Cost $1,154,190)

Investment Companies - 0.19%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	1,154,190	1,154,190

TOTAL INVESTMENTS - 101.99% (Cost $406,106,852)		623,274,726
LIABILITIES, NET OF OTHER ASSETS - (1.99%)		(12,139,247)

TOTAL NET ASSETS - 100.00%		$611,135,479

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2020 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

LP - Limited Partnership.

PLC - Public Limited Company.

See accompanying notes

15

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

December 31, 2020

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2020, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$599,910,833	$-	$-	$599,910,833
Short-Term Investments	22,209,703	-	-	22,209,703
Securities Lending Collateral	1,154,190	-	-	1,154,190

Total Investments in Securities - Assets	$623,274,726	$-	$-	$623,274,726

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 99.32%

Communication Services - 2.94%

Entertainment - 1.06%
Live Nation Entertainment, Inc.A	20,101	$1,477,021
Take-Two Interactive Software, Inc.A	14,585	3,030,617

		4,507,638

Interactive Media & Services - 1.25%
ANGI Homeservices, Inc., Class AA B	401,117	5,292,739

Wireless Telecommunication Services - 0.63%
Boingo Wireless, Inc.A	208,730	2,655,046

Total Communication Services		12,455,423

Consumer Discretionary - 10.98%

Auto Components - 1.17%
Fox Factory Holding Corp.A	46,970	4,965,199

Diversified Consumer Services - 3.14%
Bright Horizons Family Solutions, Inc.A	24,534	4,244,137
Chegg, Inc.A	100,082	9,040,407

		13,284,544

Hotels, Restaurants & Leisure - 2.73%
Chuy’s Holdings, Inc.A	55,647	1,474,089
Papa John’s International, Inc.	61,907	5,252,809
Wingstop, Inc.	36,596	4,850,800

		11,577,698

Internet & Direct Marketing Retail - 0.24%
Revolve Group, Inc.A	32,654	1,017,825

Leisure Products - 0.76%
YETI Holdings, Inc.A	46,941	3,214,050

Multiline Retail - 1.15%
Ollie’s Bargain Outlet Holdings, Inc.A B	59,365	4,854,276

Specialty Retail - 1.79%
Aaron’s Co., Inc.A	21,494	407,526
Floor & Decor Holdings, Inc., Class AA	54,405	5,051,504
Sportsman’s Warehouse Holdings, Inc.A	119,813	2,102,718

		7,561,748

Total Consumer Discretionary		46,475,340

Consumer Staples - 2.90%

Beverages - 0.93%
MGP Ingredients, Inc.	83,471	3,928,145

Food Products - 1.97%
Calavo Growers, Inc.	65,037	4,515,519
Limoneira Co.	95,418	1,588,710
Mission Produce, Inc.A	149,387	2,248,274

		8,352,503

Total Consumer Staples		12,280,648

See accompanying notes

17

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 99.32% (continued)

Energy - 0.37%

Oil, Gas & Consumable Fuels - 0.37%
Viper Energy Partners LP	134,341	$1,561,043

Financials - 9.45%

Banks - 0.31%
Silvergate Capital Corp., Class AA	17,517	1,301,688

Capital Markets - 1.97%
MarketAxess Holdings, Inc.	7,546	4,305,446
Piper Sandler Cos.	40,128	4,048,915

		8,354,361

Consumer Finance - 5.90%
Encore Capital Group, Inc.A	144,414	5,624,925
EZCORP, Inc., Class AA	327,418	1,568,332
FirstCash, Inc.	79,922	5,597,737
PRA Group, Inc.A	143,606	5,695,414
PROG Holdings, Inc.	120,307	6,480,938

		24,967,346

Insurance - 1.27%
eHealth, Inc.A	11,129	785,819
Palomar Holdings, Inc.A	51,731	4,595,782

		5,381,601

Total Financials		40,004,996

Health Care - 21.50%

Biotechnology - 2.32%
Exelixis, Inc.A	96,230	1,931,336
Halozyme Therapeutics, Inc.A	77,251	3,299,390
Ligand Pharmaceuticals, Inc.A B	46,104	4,585,043

		9,815,769

Health Care Equipment & Supplies - 4.01%
Insulet Corp.A	19,684	5,031,821
iRhythm Technologies, Inc.A	4,491	1,065,310
Neogen Corp.A	47,440	3,761,992
NuVasive, Inc.A	50,856	2,864,719
Tandem Diabetes Care, Inc.A	44,255	4,234,318

		16,958,160

Health Care Providers & Services - 3.42%
Acadia Healthcare Co., Inc.A	111,594	5,608,714
BioTelemetry, Inc.A	74,565	5,374,645
HealthEquity, Inc.A	50,446	3,516,591

		14,499,950

Health Care Technology - 3.70%
HealthStream, Inc.A	80,829	1,765,305
HMS Holdings Corp.A	121,241	4,455,607
Omnicell, Inc.A	56,128	6,736,483
Schrodinger, Inc.A	34,446	2,727,434

		15,684,829

Life Sciences Tools & Services - 6.50%
Bio-Techne Corp.	17,574	5,580,624
ICON PLCA	40,496	7,895,910

See accompanying notes

18

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 99.32% (continued)

Health Care - 21.50% (continued)

Life Sciences Tools & Services - 6.50% (continued)
PRA Health Sciences, Inc.A	41,409	$5,194,345
Repligen Corp.A	46,047	8,823,986

		27,494,865

Pharmaceuticals - 1.55%
Pacira BioSciences, Inc.A	69,597	4,164,685
Supernus Pharmaceuticals, Inc.A	95,013	2,390,527

		6,555,212

Total Health Care		91,008,785

Industrials - 18.32%

Aerospace & Defense - 7.10%
AeroVironment, Inc.A	70,614	6,136,357
Axon Enterprise, Inc.A	58,763	7,200,230
HEICO Corp., Class A	35,486	4,153,991
Kratos Defense & Security Solutions, Inc.A	272,149	7,465,047
Mercury Systems, Inc.A	58,009	5,108,273

		30,063,898

Air Freight & Logistics - 1.64%
Echo Global Logistics, Inc.A	116,115	3,114,204
Hub Group, Inc., Class AA	67,122	3,825,954

		6,940,158

Building Products - 2.13%
AZEK Co., Inc.A	86,409	3,322,426
Trex Co., Inc.A	67,952	5,688,942

		9,011,368

Commercial Services & Supplies - 0.71%
Montrose Environmental Group, Inc.A	96,646	2,992,160

Machinery - 4.98%
Hydrofarm Holdings Group, Inc.A	3,577	188,079
Kornit Digital Ltd.A	103,596	9,233,511
Lindsay Corp.	23,157	2,974,748
Proto Labs, Inc.A	32,707	5,017,254
RBC Bearings, Inc.A	20,373	3,647,582

		21,061,174

Trading Companies & Distributors - 1.76%
SiteOne Landscape Supply, Inc.A	46,922	7,443,237

Total Industrials		77,511,995

Information Technology - 32.03%

Electronic Equipment, Instruments & Components - 3.01%
Cognex Corp.	45,492	3,652,325
National Instruments Corp.	75,974	3,338,298
nLight, Inc.A	176,245	5,754,399

		12,745,022

IT Services - 4.03%
Globant S.A.A	36,996	8,050,700
MAXIMUS, Inc.	25,034	1,832,238
Repay Holdings Corp.A	100,463	2,737,617

See accompanying notes

19

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

	Shares	Fair Value

COMMON STOCKS - 99.32% (continued)

Information Technology - 32.03% (continued)

IT Services - 4.03% (continued)
WEX, Inc.A	21,900	$4,457,307

		17,077,862

Semiconductors & Semiconductor Equipment - 4.84%
Inphi Corp.A	32,985	5,293,103
Power Integrations, Inc.	54,930	4,496,569
Semtech Corp.A	85,333	6,151,656
Silicon Laboratories, Inc.A	35,632	4,537,379

		20,478,707

Software - 20.15%
8x8, Inc.A	121,741	4,196,412
Aspen Technology, Inc.A	24,770	3,226,292
CyberArk Software Ltd.A	23,103	3,733,214
Envestnet, Inc.A	75,727	6,231,575
FireEye, Inc.A	251,250	5,793,825
Five9, Inc.A	55,217	9,629,845
Guidewire Software, Inc.A	14,583	1,877,270
Manhattan Associates, Inc.A	64,486	6,782,637
Mimecast Ltd.A	44,776	2,545,068
Proofpoint, Inc.A	39,197	5,346,863
PROS Holdings, Inc.A	98,202	4,985,715
Q2 Holdings, Inc.A	42,058	5,321,599
Qualys, Inc.A	34,878	4,250,582
Rapid7, Inc.A	51,086	4,605,914
SPS Commerce, Inc.A	55,478	6,024,356
Tyler Technologies, Inc.A	11,375	4,965,415
Varonis Systems, Inc.A B	35,120	5,745,983

		85,262,565

Total Information Technology		135,564,156

Materials - 0.83%

Chemicals - 0.83%
Balchem Corp.	30,328	3,494,392

Total Common Stocks (Cost $192,751,683)		420,356,778

SHORT-TERM INVESTMENTS - 0.80% (Cost $3,370,450)

Investment Companies - 0.80%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	3,370,450	3,370,450

SECURITIES LENDING COLLATERAL - 0.14% (Cost $573,716)

Investment Companies - 0.14%
American Beacon U.S. Government Money Market Select Fund, 0.01%C D	573,716	573,716

TOTAL INVESTMENTS - 100.26% (Cost $196,695,849)		424,300,944
LIABILITIES, NET OF OTHER ASSETS - (0.26%)		(1,086,483)

TOTAL NET ASSETS - 100.00%		$423,214,461

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at December 31, 2020 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

LP - Limited Partnership.

PLC - Public Limited Company.

See accompanying notes

20

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

December 31, 2020

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of December 31, 2020, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$420,356,778	$-	$-	$420,356,778
Short-Term Investments	3,370,450	-	-	3,370,450
Securities Lending Collateral	573,716	-	-	573,716

Total Investments in Securities - Assets	$424,300,944	$-	$-	$424,300,944

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended December 31, 2020, there were no transfers into or out of Level 3.

See accompanying notes

21

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2020

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†§	$599,910,833	$420,356,778
Investments in affiliated securities, at fair value‡	23,363,893	3,944,166
Cash	-	6,042
Dividends and interest receivable	71,958	24,776
Receivable for fund shares sold	2,096,078	276,467
Receivable for expense reimbursement (Note 2)	3,988	64
Prepaid expenses	74,769	42,596

Total assets	625,521,519	424,650,889

Liabilities:
Payable for investments purchased	12,676,325	120,888
Payable for fund shares redeemed	75,647	321,843
Management and sub-advisory fees payable (Note 2)	387,300	319,032
Service fees payable (Note 2)	8,363	21,236
Transfer agent fees payable (Note 2)	12,768	10,763
Payable upon return of securities loaned (Note 8)§	1,154,190	573,716
Custody and fund accounting fees payable	12,521	12,786
Professional fees payable	40,918	41,395
Trustee fees payable (Note 2)	575	793
Payable for prospectus and shareholder reports	15,327	13,929
Other liabilities	2,106	47

Total liabilities	14,386,040	1,436,428

Net assets	$611,135,479	$423,214,461

Analysis of net assets:
Paid-in-capital	$390,823,767	$186,300,494
Total distributable earnings (deficits)A	220,311,712	236,913,967

Net assets	$611,135,479	$423,214,461

See accompanying notes

22

American Beacon FundsSM

Statements of Assets and Liabilities

December 31, 2020

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 ClassB	12,639,821	13,591,676

Y Class	1,851,274	3,062,817

Investor Class	553,296	4,657,062

A Class	264,145	396,192

C Class	109,283	46,132

R6 Class	991,310	882,871

Net assets:
R5 ClassB	$476,150,642	$261,976,294

Y Class	$69,132,838	$58,341,053

Investor Class	$17,203,402	$78,610,201

A Class	$8,166,847	$6,575,393

C Class	$3,107,948	$675,112

R6 Class	$37,373,802	$17,036,408

Net asset value, offering and redemption price per share:
R5 ClassB	$37.67	$19.27

Y Class	$37.34	$19.05

Investor Class	$31.09	$16.88

A Class	$30.92	$16.60

A Class (offering price)	$32.81	$17.61

C Class	$28.44	$14.63

R6 Class	$37.70	$19.30

† Cost of investments in unaffiliated securities	$382,742,959	$192,751,683
‡ Cost of investments in affiliated securities	$23,363,893	$3,944,166
§ Fair value of securities on loan	$8,796,258	$13,289,377

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.
B Formerly known as Institutional Class.

See accompanying notes

23

American Beacon FundsSM

Statements of Operations

For the year ended December 31, 2020

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$1,549,348	$732,574	A
Dividend income from affiliated securities (Note 2)	26,549	4,774
Income derived from securities lending (Note 8)	18,237	86,524

Total investment income	1,594,134	823,872

Expenses:
Management and sub-advisory fees (Note 2)	3,276,290	3,273,592
Transfer agent fees:
R5 Class (Note 2)B	29,630	67,881
Y Class (Note 2)	43,770	49,478
Investor Class	2,182	4,154
A Class	411	363
C Class	277	77
R6 Class	765	-
Custody and fund accounting fees	69,060	62,797
Professional fees	61,771	60,698
Registration fees and expenses	114,507	96,743
Service fees (Note 2):
Investor Class	36,590	218,167
A Class	4,177	3,384
C Class	1,521	694
Distribution fees (Note 2):
A Class	16,099	12,837
C Class	26,522	6,041
Prospectus and shareholder report expenses	53,176	31,813
Trustee fees (Note 2)	33,868	30,954
Loan expense (Note 9)	4,252	3,964
Line of credit interest expense (Note 9)	-	7
Other expenses	70,114	36,720

Total expenses	3,844,982	3,960,364

Net fees waived and expenses (reimbursed) (Note 2)	(84,717)	(229,274)

Net expenses	3,760,265	3,731,090

Net investment (loss)	(2,166,131)	(2,907,218)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesC	11,253,224	51,889,194
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesD	149,332,454	67,775,468

Net gain from investments	160,585,678	119,664,662

Net increase in net assets resulting from operations	$158,419,547	$116,757,444

† Foreign taxes	$5,982	$1,005

A Includes significant dividends from one issuer of $182,980.
B Formerly known as Institutional Class.
C The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
D The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

24

American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(2,166,131)	$(1,246,316)	$(2,907,218)	$(3,632,849)
Net realized gain from investments in unaffiliated securities	11,253,224	1,513,288	51,889,194	36,639,071
Change in net unrealized appreciation of investments in unaffiliated securities	149,332,454	50,142,892	67,775,468	48,881,662

Net increase in net assets resulting from operations	158,419,547	50,409,864	116,757,444	81,887,884

Distributions to shareholders:
Total retained earnings:
R5 ClassA	(5,534,575)	(8,147,853)	(24,212,368)	(24,776,590)
Y Class	(823,490)	(894,750)	(5,438,426)	(5,801,234)
Investor Class	(245,834)	(514,984)	(8,061,059)	(6,756,362)
A Class	(117,516)	(226,381)	(688,632)	(558,550)
C Class	(47,791)	(120,145)	(78,788)	(99,376)
R6 ClassB C	(426,238)	(493,965)	(1,546,235)	(779,978)

Net distributions to shareholders	(7,195,444)	(10,398,078)	(40,025,508)	(38,772,090)

Capital share transactions (Note 10):
Proceeds from sales of shares	221,967,584	268,908,107	77,363,934	140,286,646
Reinvestment of dividends and distributions	4,600,565	7,671,334	38,026,150	35,453,806
Cost of shares redeemed	(116,912,065)	(80,331,201)	(150,423,464)	(189,913,453)

Net increase (decrease) in net assets from capital share transactions	109,656,084	196,248,240	(35,033,380)	(14,173,001)

Net increase in net assets	260,880,187	236,260,026	41,698,556	28,942,793

Net assets:
Beginning of period	350,255,292	113,995,266	381,515,905	352,573,112

End of period	$611,135,479	$350,255,292	$423,214,461	$381,515,905

A Formerly known as Institutional Class.

B Class launched on December 31, 2018 and commenced operations on January 2, 2019 in the Stephens Mid-Cap Growth Fund (Note 1).

C Class launched on April 30, 2019 and commenced operations on May 1, 2019 in the Stephens Small Cap Growth Fund (Note 1).

See accompanying notes

25

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of December 31, 2020, the Trust consists of twenty-eight active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-six active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Class Disclosure

Prior to February 28, 2020, the R5 Class was known as the Institutional Class.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary, such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

26

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

27

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which each Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Stephens Mid-Cap Growth

All assets	0.45%

Stephens Small Cap Growth

First $200 million	0.60%
Over $200 million	0.55%

The Management and Sub-Advisory Fees paid by the Funds for the year ended December 31, 2020 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,434,053
Sub-Advisor Fees	0.45%	1,842,237

Total	0.80%	$3,276,290

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,239,837
Sub-Advisor Fees	0.58%	2,033,755

Total	0.93%	$3,273,592

28

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the year ended December 31, 2020, the Manager received securities lending fees of $1,751 and $9,514 for the securities lending activities of the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended December 31, 2020, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$59,797
Stephens Small Cap Growth	107,021

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Notes to Financial Statements

December 31, 2020

As of December 31, 2020, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$10,822
Stephens Small Cap Growth	8,630

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a December 31, 2020 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	December 31, 2020 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	December 31, 2020 Fair Value
U.S. Government Money Market Select Fund	Direct	Stephens Mid-Cap Growth	$22,209,703	$-	$-	$26,549	$22,209,703
U.S. Government Money Market Select Fund	Securities Lending	Stephens Mid-Cap Growth	1,154,190	-	-	N/A	1,154,190
U.S. Government Money Market Select Fund	Direct	Stephens Small Cap Growth	3,370,450	-	-	4,774	3,370,450
U.S. Government Money Market Select Fund	Securities Lending	Stephens Small Cap Growth	573,716	-	-	N/A	573,716

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended December 31, 2020, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Stephens Mid-Cap Growth	$11,144	$288	$11,432
Stephens Small Cap Growth	2,401	2,490	4,891

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During

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Notes to Financial Statements

December 31, 2020

the year ended December 31, 2020, the Stephens Mid-Cap Growth Fund borrowed on average $10,134,163 for 2 days at an average interest rate of 2.17% with interest charges of $1,205 and the Stephens Small Cap Growth Fund borrowed on average $1,507,502 for 29 days at an average interest rate of 1.51% with interest charges of $2,048. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the Funds’ expense cap. During the year ended December 31, 2020, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	1/1/2020 - 4/30/2020	5/1/2020 - 12/31/2020	Reimbursed Expenses	(Recouped) Expenses
Stephens Mid-Cap Growth	R5*	0.89%	$0.89%	$55,280	$(19,725	)**	2023
Stephens Mid-Cap Growth	Y	0.99%	0.95%	17,256	(1,227	)**	2023
Stephens Mid-Cap Growth	Investor	1.25%	1.22%	699	(9,383	)**	2023
Stephens Mid-Cap Growth	A	1.29%	1.21%	474	(1,807	)**	2023
Stephens Mid-Cap Growth	C	2.04%	1.94%	569	(13	)**	2023
Stephens Mid-Cap Growth	R6	0.84%	0.84%	10,511	-		2023
Stephens Small Cap Growth	R5*	0.99%	0.99%	136,290	(635	)***	2023
Stephens Small Cap Growth	Y	1.06%	1.05%	32,583	-		2023
Stephens Small Cap Growth	Investor	1.31%	1.30%	56,305	(7,238	)***	2023
Stephens Small Cap Growth	A	1.28%	1.28%	3,250	-		2023
Stephens Small Cap Growth	C	2.06%	2.06%	534	-		2023
Stephens Small Cap Growth	R6	0.95%	0.95%	7,550	(226	)***	2023

* Formerly Institutional Class

** Of these amounts, $32,083 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

*** Of these amounts, $861 represents Recouped Expenses from prior fiscal years and is reflected in Total Expenses on the Statements of Operations.

Of these amounts, $3,988 and $64 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at December 31, 2020 for the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2023. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	$19,725	$-	$28,054	2020
Stephens Mid-Cap Growth	4,388	93,319	-	2021
Stephens Mid-Cap Growth	7,970	144,366	-	2022
Stephens Small Cap Growth	861	17,925	-	2022

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended December 31, 2020, CDSC fees of $2,335 and $978 were collected for the Class A Shares of Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended December 31, 2020, there were no CDSC fees collected for the Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended December 31, 2020, CDSC fees of $168 were collected for the Class C Shares of Stephens Mid-Cap Growth Fund. There were no CDSC fees collected for the Class C Shares of Stephens Small Cap Growth Fund during the year ended December 31, 2020.

Trustee Fees and Expenses

Effective January 1, 2021, as compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in-person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by videoconference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Funds’ shares is based on its net asset value (“NAV”) per share. The Funds’ NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding of the Fund or class.

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, preferred securities, ETFs, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’

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Notes to Financial Statements

December 31, 2020

acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Publicly Traded Partnerships/Master Limited Partnerships (“MLP”)

The Funds may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)). The Funds invest in an MLP as a limited partner and normally would not be liable for the debts of the MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds and ETFs. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses, including for example, advisory and administrative fees, charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment may decline, adversely affecting the Fund’s performance. ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or premium to its NAV; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, the Funds are subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. ETFs have expenses associated with their operation, typically including advisory fees.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions and closed borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event changes, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the COVID-19 pandemic may last for an extended period of time and may result in a sustained economic downturn or recession. The U.S. Federal Reserve and the U.S. federal government have taken numerous measures to address the economic impact of the COVID-19 pandemic and stimulate the U.S. economy. The ultimate effects of these and other efforts that may be taken may not be known for some time. The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through short-term money markets and has signaled that it plans to maintain its interventions at an elevated level. Amid these ongoing efforts, concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on January 31, 2020, commonly referred to as “Brexit,” and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase.

To the extent a Fund invests significantly in the information technology sector, the value of the Fund’s shares may be particularly vulnerable to factors affecting that sector, such as a greater degree of market risk and sharp price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The value of a Fund’s shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, December 31, 2020.

Stephens Mid-Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,154,190	$-	$-	$-	$1,154,190

Total Borrowings	$1,154,190	$-	$-	$-	$1,154,190

Gross amount of recognized liabilities for securities lending transactions					$1,154,190

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American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Stephens Small Cap Growth Fund

	Remaining Contractual Maturity of the Agreements As of December 31, 2020
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$573,716	$-	$-	$-	$573,716

Total Borrowings	$573,716	$-	$-	$-	$573,716

Gross amount of recognized liabilities for securities lending transactions					$573,716

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year ended December 31, 2020 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

The tax character of distributions paid were as follows:

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2020	Year Ended December 31, 2019
Distributions paid from:
Long-term capital gains
R5 Class	$5,534,575	$8,147,853	$24,212,368	$24,776,590
Y Class	823,490	894,750	5,438,426	5,801,234
Investor Class	245,834	514,984	8,061,059	6,756,362
A Class	117,516	226,381	688,632	558,550
C Class	47,791	120,145	78,788	99,376
R6 Class	426,238	493,965	1,546,235	779,978

Total distributions paid	$7,195,444	$10,398,078	$40,025,508	$38,772,090

*For tax purposes, short-term gains are considered ordinary income distributions.

As of December 31, 2020, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$406,954,216	$218,408,498	$(2,087,988)	$216,320,510
Stephens Small Cap Growth	199,195,905	229,798,469	(4,693,430)	225,105,039

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Stephens Mid-Cap Growth	$216,320,510	$-	$3,991,202	$-	$-	$220,311,712
Stephens Small Cap Growth	225,105,039	-	11,808,928	-	-	236,913,967

38

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from non-utilization of net operating losses and equalization as of December 31, 2020:

Fund	Paid-In-Capital	Distributable Earnings/ (Deficits)
Stephens Mid-Cap Growth	$(2,166,131)	$2,166,131
Stephens Small Cap Growth	3,756,249	(3,756,249)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2020, the Funds did not have any capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended December 31, 2020 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Stephens Mid-Cap Growth	$185,782,121	$88,068,468
Stephens Small Cap Growth	64,243,372	144,838,195

A summary of the Funds’ transactions in the USG Select Fund for the year ended December 31, 2020 were as follows:

Fund	Type of Transaction	December 31, 2019 Shares/Fair Value	Purchases	Sales	December 31, 2020 Shares/Fair Value
Stephens Mid-Cap Growth	Direct	$8,224,439	$154,706,732	$140,721,468	$22,209,703
Stephens Mid-Cap Growth	Securities Lending	1,361,768	4,296,340	4,503,918	1,154,190
Stephens Small Cap Growth	Direct	735,867	74,582,485	71,947,902	3,370,450
Stephens Small Cap Growth	Securities Lending	6,159,911	19,377,138	24,963,333	573,716

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

39

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of December 31, 2020, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$8,796,258	$1,154,190	$7,959,748	$9,113,938
Stephens Small Cap Growth	13,289,377	573,716	13,232,409	13,806,125

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 12, 2020 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $150 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 11, 2021, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

40

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 11, 2021 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended December 31, 2020, the Stephens Small Cap Growth Fund borrowed a total of $117,137 from the Committed Line for a total of 1 day with interest charges of $7 in order to facilitate portfolio liquidity. The amount is recorded as “Line of credit interest expense” in the Statements of Operations. At December 31, 2020, the Fund did not have an outstanding balance with either facility. During the year ended December 31, 2020, the Stephens Mid-Cap Growth Fund did not utilize this facility.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 ClassA
	Year Ended December 31,
	2020		2019
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	5,617,954	$166,249,719	8,675,357	$225,809,554
Reinvestment of dividends	80,608	3,041,338	202,603	5,527,012
Shares redeemed	(3,298,052)	(92,821,944)	(2,152,234)	(56,451,107)

Net increase in shares outstanding	2,400,510	$76,469,113	6,725,726	$174,885,459

	Y Class
	Year Ended December 31,
	2020		2019
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	1,121,635	$34,246,597	790,607	$20,551,345
Reinvestment of dividends	20,660	772,688	32,440	877,828
Shares redeemed	(424,235)	(12,189,092)	(175,915)	(4,550,758)

Net increase in shares outstanding	718,060	$22,830,193	647,132	$16,878,415

	Investor Class
	Year Ended December 31,
	2020		2019
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	97,711	$2,386,694	172,721	$3,681,388
Reinvestment of dividends	6,321	196,886	19,375	438,838
Shares redeemed	(206,994)	(4,482,169)	(341,010)	(7,338,963)

Net (decrease) in shares outstanding	(102,962)	$(1,898,589)	(148,914)	$(3,218,737)

	A Class
	Year Ended December 31,
	2020		2019
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	23,604	$571,957	31,021	$658,147
Reinvestment of dividends	3,743	115,930	9,533	214,761
Shares redeemed	(51,508)	(1,074,309)	(446,487)	(9,791,483)

Net (decrease) in shares outstanding	(24,161)	$(386,422)	(405,933)	$(8,918,575)

41

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

	C Class
	Year Ended December 31,
	2020		2019
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	25,291	$559,570	37,065	$739,652
Reinvestment of dividends	1,667	47,485	5,693	118,930
Shares redeemed	(71,151)	(1,526,362)	(34,804)	(707,333)

Net increase (decrease) in shares outstanding	(44,193)	$(919,307)	7,954	$151,249

	R6 Class
	Year Ended December 31,
	2020		2019
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	515,407	$17,953,047	661,501	$17,468,021
Reinvestment of dividends	11,288	426,238	18,107	493,965
Shares redeemed	(163,648)	(4,818,189)	(56,055)	(1,491,557)

Net increase in shares outstanding	363,047	$13,561,096	623,553	$16,470,429

	R5 ClassA
	Year Ended December 31,
	2020		2019
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	3,329,875	$49,093,988	5,384,052	$86,839,870
Reinvestment of dividends	1,149,562	22,278,506	1,388,810	21,540,446
Shares redeemed	(6,761,864)	(104,135,516)	(8,744,493)	(143,573,984)

Net (decrease) in shares outstanding	(2,282,427)	$(32,763,022)	(1,971,631)	$(35,193,668)

	Y Class
	Year Ended December 31,
	2020		2019
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	770,192	$10,988,055	1,273,740	$20,210,164
Reinvestment of dividends	283,599	5,433,756	376,731	5,782,821
Shares redeemed	(1,893,741)	(27,731,637)	(1,174,453)	(19,042,416)

Net increase (decrease) in shares outstanding	(839,950)	$(11,309,826)	476,018	$6,950,569

	Investor Class
	Year Ended December 31,
	2020		2019
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	773,434	$11,261,475	1,698,303	$24,963,869
Reinvestment of dividends	471,643	8,008,499	486,439	6,712,856
Shares redeemed	(1,245,153)	(16,983,024)	(1,719,250)	(25,032,031)

Net increase (decrease) in shares outstanding	(76)	$2,286,950	465,492	$6,644,694

	A Class
	Year Ended December 31,
	2020		2019
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	26,408	$385,838	6,838	$100,116
Reinvestment of dividends	40,765	680,366	41,028	557,564
Shares redeemed	(34,197)	(498,089)	(114,496)	(1,637,069)

Net increase (decrease) in shares outstanding	32,976	$568,115	(66,630)	$(979,389)

	C Class
	Year Ended December 31,
	2020		2019
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4,754	$62,250	4,620	$61,033
Reinvestment of dividends	5,352	78,788	7,326	89,667
Shares redeemed	(30,515)	(375,121)	(40,521)	(536,232)

Net (decrease) in shares outstanding	(20,409)	$(234,083)	(28,575)	$(385,532)

42

American Beacon FundsSM

Notes to Financial Statements

December 31, 2020

	R6 Class
	Year Ended December 31,
	2020		2019B
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	313,602	$5,572,328	484,218	$8,111,594
Reinvestment of dividends	79,662	1,546,235	49,675	770,452
Shares redeemed	(38,372)	(700,077)	(5,914)	(91,721)

Net increase in shares outstanding	354,892	$6,418,486	527,979	$8,790,325

A Formerly known as Institutional Class.

B Class launched on April 30,2019 and commenced operations on May 1, 2019.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

43

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of period	$27.17	$21.23		$22.45		$18.29	$18.11

Income (loss) from investment operations:
Net investment (loss)	(0.07)	(0.12	)B	(0.12	)B	(0.07)	(0.26)
Net gains on investments (both realized and unrealized)	11.02	6.87		0.57		5.26	1.49

Total income (loss) from investment operations	10.95	6.75		0.45		5.19	1.23

Less distributions:
Dividends from net investment income	-	-		-		-	-
Distributions from net realized gains	(0.45)	(0.81)		(1.67)		(1.03)	(1.05)

Total distributions	(0.45)	(0.81)		(1.67)		(1.03)	(1.05)

Net asset value, end of period	$37.67	$27.17		$21.23		$22.45	$18.29

Total returnC	40.30%	31.79%		2.20%		28.38%	6.76%

Ratios and supplemental data:
Net assets, end of period	$476,150,642	$278,175,115		$74,603,963		$60,933,913	$50,451,447
Ratios to average net assets:
Expenses, before reimbursements or recoupments	0.91%	0.96%		1.04%		1.07%	1.09%
Expenses, net of reimbursements or recoupmentsD	0.89%	0.89%		0.94	%E	0.99%	1.00%
Net investment (loss), before expense reimbursements	(0.52)%	(0.52)%		(0.60)%		(0.36)%	(0.60)%
Net investment (loss), net of reimbursements	(0.50)%	(0.45)%		(0.50)%		(0.28)%	(0.51)%
Portfolio turnover rate	22%	15%		38%		24%	22%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

44

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2020	2019		2018		2017	2016

Net asset value, beginning of period	$26.95	$21.09		$22.34		$18.22	$18.06

Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.14	)A	(0.15	)A	0.12	(0.10)
Net gains on investments (both realized and unrealized)	10.88	6.81		0.57		5.03	1.31

Total income (loss) from investment operations	10.84	6.67		0.42		5.15	1.21

Less distributions:
Dividends from net investment income	-	-		-		-	-
Distributions from net realized gains	(0.45)	(0.81)		(1.67)		(1.03)	(1.05)

Total distributions	(0.45)	(0.81)		(1.67)		(1.03)	(1.05)

Net asset value, end of period	$37.34	$26.95		$21.09		$22.34	$18.22

Total returnB	40.22%	31.62%		2.08%		28.27%	6.67%

Ratios and supplemental data:
Net assets, end of period	$69,132,838	$30,544,300		$10,252,661		$5,639,207	$2,510,649
Ratios to average net assets:
Expenses, before reimbursements	1.00%	1.01%		1.08%		1.11%	1.12%
Expenses, net of reimbursementsC	0.96%	0.99%		1.03	%D	1.09%	1.12%
Net investment (loss), before expense reimbursements	(0.61)%	(0.57)%		(0.64)%		(0.42)%	(0.63)%
Net investment (loss), net of reimbursements	(0.57)%	(0.55)%		(0.59)%		(0.40)%	(0.63)%
Portfolio turnover rate	22%	15%		38%		24%	22%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

45

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of period	$22.56	$17.80	$19.15		$15.77	$15.80

Income (loss) from investment operations:
Net investment (loss)	(0.61)	(0.55)	(0.12)		(0.21)	(0.27)
Net gains on investments (both realized and unrealized)	9.59	6.12	0.44		4.62	1.29

Total income (loss) from investment operations	8.98	5.57	0.32		4.41	1.02

Less distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from net realized gains	(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Total distributions	(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Net asset value, end of period	$31.09	$22.56	$17.80		$19.15	$15.77

Total returnA	39.80%	31.28%	1.91%		27.97%	6.42%

Ratios and supplemental data:
Net assets, end of period	$17,203,402	$14,802,058	$14,330,547		$14,749,984	$13,078,292
Ratios to average net assets:
Expenses, before reimbursements	1.23%	1.28%	1.28%		1.29%	1.38%
Expenses, net of reimbursementsB	1.23%	1.25%	1.25	%C	1.29%	1.38%
Net investment (loss), before expense reimbursements	(0.85)%	(0.84)%	(0.86)%		(0.58)%	(0.89)%
Net investment (loss), net of reimbursements	(0.85)%	(0.81)%	(0.83)%		(0.58)%	(0.89)%
Portfolio turnover rate	22%	15%	38%		24%	22%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

46

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of period	$22.43	$17.71	$19.08		$15.72	$15.77

Income (loss) from investment operations:
Net investment (loss)	(0.49)	(1.94)	(0.24)		(0.28)	(0.14)
Net gains on investments (both realized and unrealized)	9.43	7.47	0.54		4.67	1.14

Total income (loss) from investment operations	8.94	5.53	0.30		4.39	1.00

Less distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from net realized gains	(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Total distributions	(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Net asset value, end of period	$30.92	$22.43	$17.71		$19.08	$15.72

Total returnA	39.85%	31.22%	1.81%		27.93%	6.30%

Ratios and supplemental data:
Net assets, end of period	$8,166,847	$6,467,469	$12,293,695		$13,854,727	$13,886,296
Ratios to average net assets:
Expenses, before reimbursements	1.24%	1.27%	1.33%		1.39%	1.42%
Expenses, net of reimbursementsB	1.23%	1.29%	1.31	%C	1.39%	1.41%
Net investment (loss), before expense reimbursements	(0.86)%	(0.84)%	(0.91)%		(0.67)%	(0.92)%
Net investment (loss), net of reimbursements	(0.85)%	(0.86)%	(0.89)%		(0.67)%	(0.92)%
Portfolio turnover rate	22%	15%	38%		24%	22%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
C	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

47

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2020	2019	2018		2017	2016

Net asset value, beginning of period	$20.81	$16.59	$18.11		$15.08	$15.28

Income (loss) from investment operations:
Net investment (loss)	(0.94)	(0.25)	(0.33	)A	(0.11)	(0.60)
Net gains on investments (both realized and unrealized)	9.02	5.28	0.48		4.17	1.45

Total income (loss) from investment operations	8.08	5.03	0.15		4.06	0.85

Less distributions:
Dividends from net investment income	-	-	-		-	-
Distributions from net realized gains	(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Total distributions	(0.45)	(0.81)	(1.67)		(1.03)	(1.05)

Net asset value, end of period	$28.44	$20.81	$16.59		$18.11	$15.08

Total returnB	38.82%	30.31%	1.07%		26.93%	5.52%

Ratios and supplemental data:
Net assets, end of period	$3,107,948	$3,193,238	$2,414,400		$1,862,472	$1,389,526
Ratios to average net assets:
Expenses, before reimbursements	1.96%	2.00%	2.07%		2.11%	2.19%
Expenses, net of reimbursementsC	1.94%	2.01%	2.06	%D	2.11%	2.18%
Net investment (loss), before expense reimbursements	(1.57)%	(1.56)%	(1.64)%		(1.40)%	(1.70)%
Net investment (loss), net of reimbursements	(1.55)%	(1.57)%	(1.63)%		(1.39)%	(1.69)%
Portfolio turnover rate	22%	15%	38%		24%	22%

A	Per share amounts have been calculated using the average shares method.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on July 1, 2018.

See accompanying notes

48

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31,		December 31, 2018A to December 31, 2018
	2020	2019

Net asset value, beginning of period	$27.18	$21.23	$21.23

Income from investment operations:
Net investment income (loss)	(0.06)	(0.05)	-
Net gains on investments (both realized and unrealized)	11.03	6.81	-

Total income from investment operations	10.97	6.76	-

Less distributions:
Dividends from net investment income	-	-	-
Distributions from net realized gains	(0.45)	(0.81)	-

Total distributions	(0.45)	(0.81)	-

Net asset value, end of period	$37.70	$27.18	$21.23

Total returnB	40.36%	31.84%	0.00%

Ratios and supplemental data:
Net assets, end of period	$37,373,802	$17,073,112	$100,000
Ratios to average net assets:
Expenses, before reimbursements	0.90%	0.92%	0.00%
Expenses, net of reimbursementsC	0.84%	0.84%	0.00%
Net investment income (loss), before expense reimbursements	(0.49)%	(0.50)%	0.00%
Net investment income (loss), net of reimbursements	(0.43)%	(0.42)%	0.00%
Portfolio turnover rate	22%	15%	38	%D

A	Class launched on December 31, 2018 and commenced operations on January 2, 2019.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
D	Not annualized.

See accompanying notes

49

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$15.40		$13.83		$19.01		$16.45		$15.08

Income (loss) from investment operations:
Net investment income (loss)	(0.31	)D	(0.26)		(0.33	)B	(0.23)		0.00	C
Net gains on investments (both realized and unrealized)	6.11		3.44		0.80		3.44		1.51

Total income from investment operations	5.80		3.18		0.47		3.21		1.51

Less distributions:
Dividends from net investment income	-		-		-		-		-
Distributions from net realized gains	(1.93)		(1.61)		(5.65)		(0.65)		(0.14)
Tax return of capital	-		-		-		0.00	E	-

Total distributions	(1.93)		(1.61)		(5.65)		(0.65)		(0.14)

Net asset value, end of period	$19.27		$15.40		$13.83		$19.01		$16.45

Total returnF	37.56%		22.92%		3.26%		19.52%		9.98%

Ratios and supplemental data:
Net assets, end of period	$261,976,294		$244,394,530		$246,845,478		$433,520,624		$450,286,537
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.05%		1.08%		1.09%		1.08%		1.09%
Expenses, net of reimbursements or recoupmentsG	0.99%		1.08	%H	1.09%		1.08%		1.09%
Net investment (loss), before expense reimbursements	(0.82)%		(0.83)%		(0.76)%		(0.79)%		(0.78)%
Net investment (loss), net of reimbursements	(0.76)%		(0.83)%		(0.76)%		(0.79)%		(0.78)%
Portfolio turnover rate	18%		20%		16%		22%		40%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.36).
C	Amount represents less than $0.01 per share.
D	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0083.
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

50

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$15.24		$13.72		$18.91		$16.38		$15.02

Income (loss) from investment operations:
Net investment (loss)	(0.56	)C	(0.14	)A	(0.49	)B	(0.28)		(0.52)
Net gains on investments (both realized and unrealized)	6.30		3.27		0.95		3.46		2.02

Total income from investment operations	5.74		3.13		0.46		3.18		1.50

Less distributions:
Dividends from net investment income	-		-		-		-		-
Distributions from net realized gains	(1.93)		(1.61)		(5.65)		(0.65)		(0.14)
Tax return of capital	-		-		-		0.00	D	-

Total distributions	(1.93)		(1.61)		(5.65)		(0.65)		(0.14)

Net asset value, end of period	$19.05		$15.24		$13.72		$18.91		$16.38

Total returnE	37.56%		22.74%		3.25%		19.42%		9.96%

Ratios and supplemental data:
Net assets, end of period	$58,341,053		$59,481,096		$46,998,050		$82,072,563		$81,069,652
Ratios to average net assets:
Expenses, before reimbursements	1.12%		1.14%		1.15%		1.14%		1.15%
Expenses, net of reimbursementsF	1.06%		1.14	%G	1.15%		1.14%		1.15%
Net investment income (loss), before expense reimbursements	(0.89)%		(0.89)%		(0.83)%		(0.85)%		(0.81)%
Net investment income (loss), net of reimbursements	(0.83)%		(0.89)%		(0.83)%		(0.85)%		(0.81)%
Portfolio turnover rate	18%		20%		16%		22%		40%

A	Per share amounts have been calculated using the average shares method.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.52).
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0081.
D	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

51

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$13.70		$12.49		$17.77		$15.45		$14.20

Income (loss) from investment operations:
Net investment (loss)	(0.14	)C	(0.17	)A	(0.21	)AB	(0.37)		(0.41)
Net gains on investments (both realized and unrealized)	5.25		2.99		0.58		3.34		1.80

Total income from investment operations	5.11		2.82		0.37		2.97		1.39

Less distributions:
Dividends from net investment income	-		-		-		-		-
Distributions from net realized gains	(1.93)		(1.61)		(5.65)		(0.65)		(0.14)
Tax return of capital	-		-		-		0.00	D	-

Total distributions	(1.93)		(1.61)		(5.65)		(0.65)		(0.14)

Net asset value, end of period	$16.88		$13.70		$12.49		$17.77		$15.45

Total returnE	37.18%		22.49%		2.93%		19.23%		9.76%

Ratios and supplemental data:
Net assets, end of period	$78,610,201		$63,799,443		$52,359,859		$51,839,469		$50,544,287
Ratios to average net assets:
Expenses, before reimbursements	1.39%		1.38%		1.38%		1.29%		1.35%
Expenses, net of reimbursementsF	1.31%		1.38	%G	1.38%		1.31%		1.35%
Net investment (loss), before expense reimbursements	(1.15)%		(1.13)%		(1.05)%		(1.01)%		(1.02)%
Net investment (loss), net of reimbursements	(1.07)%		(1.13)%		(1.05)%		(1.03)%		(1.02)%
Portfolio turnover rate	18%		20%		16%		22%		40%

A	Per share amounts have been calculated using the average shares method.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24).
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0074.
D	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

52

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended December 31,
	2020		2019		2018		2017		2016

Net asset value, beginning of period	$13.49		$12.32		$17.59		$15.32		$14.10

Income (loss) from investment operations:
Net investment (loss)	(0.15	)AC	(0.39)		(0.22	)AB	(0.62)		(0.31)
Net gains on investments (both realized and unrealized)	5.19		3.17		0.60		3.54		1.67

Total income from investment operations	5.04		2.78		0.38		2.92		1.36

Less distributions:
Dividends from net investment income	-		-		-		-		(0.00	)D
Distributions from net realized gains	(1.93)		(1.61)		(5.65)		(0.65)		(0.14)
Tax return of capital	-		-		-		0.00	E	-

Total distributions	(1.93)		(1.61)		(5.65)		(0.65)		(0.14)

Net asset value, end of period	$16.60		$13.49		$12.32		$17.59		$15.32

Total returnF	37.25%		22.48%		3.03%		19.06%		9.61%

Ratios and supplemental data:
Net assets, end of period	$6,575,393		$4,899,301		$5,293,719		$5,553,261		$7,029,682
Ratios to average net assets:
Expenses, before reimbursements	1.35%		1.37%		1.38%		1.40%		1.46%
Expenses, net of reimbursementsG	1.28%		1.37	%H	1.38%		1.40%		1.46%
Net investment (loss), before expense reimbursements	(1.11)%		(1.12)%		(1.09)%		(1.11)%		(1.14)%
Net investment (loss), net of reimbursements	(1.04)%		(1.12)%		(1.09)%		(1.11)%		(1.14)%
Portfolio turnover rate	18%		20%		16%		22%		40%

A	Per share amounts have been calculated using the average shares method.
B	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0078.
D	Amount represents less than $0.01 per share.
E	Tax return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
F

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
H	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

53

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended December 31,
	2020		2019		2018		2017	2016

Net asset value, beginning of period	$12.15		$11.31		$16.74		$14.71	$13.65

Income (loss) from investment operations:
Net investment (loss)	(1.69	)C	(1.19)		(0.35	)AB	(1.25)	(1.08)
Net gains on investments (both realized and unrealized)	6.10		3.64		0.57		3.93	2.28

Total income (loss) from investment operations	4.41		2.45		0.22		2.68	1.20

Less distributions:
Dividends from net investment income	-		-		-		-	-
Distributions from net realized gains	(1.93)		(1.61)		(5.65)		(0.65)	(0.14)
Tax return of capital	-		-		-		-	0.00

Total distributions	(1.93)		(1.61)		(5.65)		(0.65)	(0.14)

Net asset value, end of period	$14.63		$12.15		$11.31		$16.74	$14.71

Total returnD	36.16%		21.56%		2.19%		18.22%	8.76%

Ratios and supplemental data:
Net assets, end of period	$675,112		$808,661		$1,076,006		$977,321	$1,280,971
Ratios to average net assets:
Expenses, before reimbursements	2.15%		2.17%		2.15%		2.14%	2.23%
Expenses, net of reimbursementsE	2.06%		2.14	%F	2.15%		2.14%	2.23%
Net investment (loss), before expense reimbursements	(1.93)%		(1.92)%		(1.84)%		(1.86)%	(1.91)%
Net investment (loss), net of reimbursements	(1.84)%		(1.89)%		(1.84)%		(1.86)%	(1.91)%
Portfolio turnover rate	18%		20%		16%		22%	40%

A	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.38).
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0063.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

54

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended December 31, 2020		Period EndedA December 31, 2019
Net asset value, beginning of period	$15.40		$16.91

Income from investment operations:
Net investment income (loss)	(0.08	)B	(0.01)
Net gains on investments (both realized and unrealized)	5.91		0.11

Total income from investment operations	5.83		0.10

Less distributions:
Dividends from net investment income	-		-
Distributions from net realized gains	(1.93)		(1.61)

Total distributions	(1.93)		(1.61)

Net asset value, end of period	$19.30		$15.40

Total returnC	37.76%		0.53	%D

Ratios and supplemental data:
Net assets, end of period	$17,036,408		$8,132,874
Ratios to average net assets:
Expenses, before reimbursements	1.02%		1.41	%E
Expenses, net of reimbursementsF	0.95%		0.96	%EG
Net investment income (loss), before expense reimbursements	(0.76)%		(1.18	)%E
Net investment income (loss), net of reimbursements	(0.69)%		(0.73	)%E
Portfolio turnover rate	18%		20	%D

A	Class launched on April 30, 2019 and commenced operations on May 1, 2019 (Note 1).
B	Net investment income includes significant dividend payment from Wingstop, Inc. amounting to $0.0084.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses, which are not reimbursable under the agreement with the Manager.
G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on August 23, 2019.

See accompanying notes

55

American Beacon FundsSM

Federal Tax Information

December 31, 2020 (Unaudited)

Certain tax information regarding the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended December 31, 2020. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2020.

The Funds designated the following items with regard to distributions paid during the fiscal year ended December 31, 2020. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	0.00%

Qualified Dividend Income:

Stephens Mid-Cap Growth	0.00%
Stephens Small Cap Growth	0.00%

Long-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$7,195,444
Stephens Small Cap Growth	46,688,975

Short-Term Capital Gain Distributions:

Stephens Mid-Cap Growth	$-
Stephens Small Cap Growth	-

Shareholders received notification in January 2021 of the applicable tax information necessary to prepare their 2020 income tax returns.

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-two funds in the fund complex that includes the Trust, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (51)	Trustee since 2015	President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Joseph B. Armes (58)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Gerard J. Arpey (62)	Trustee since 2012	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Brenda A. Cline (60)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Eugene J. Duffy (66)	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Claudia A. Holz (63)	Trustee since 2018	Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Douglas A. Lindgren (59)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

Barbara J. McKenna, CFA (57)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

R. Gerald Turner (75)	Trustee since 2001	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-2019); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018 – Present); Trustee, American Beacon Apollo Total Return Fund (2018–Present).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Gene L. Needles, Jr. (66)	President since 2009	President (2009-2018), CEO and Director (2009–Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015–Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-2020); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019 – Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-2020); President, American Beacon Select Funds (2009-Present); President, American Beacon Institutional Funds Trust (2017-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present).

Rosemary K. Behan (61)	VP, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, Green Harvest Asset Management (2019-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Brian E. Brett (60)	VP since 2004	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Select Funds (2004-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Paul B. Cavazos (51)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Erica Duncan (50)	VP Since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present).

Melinda G. Heika (59)	Principal Accounting Officer since 2017 and Treasurer since 2010	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, Green Harvest Asset Management (2019-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Principal Accounting Officer (2017-Present) and Treasurer, American Beacon Select Funds (2010-Present); Principal Accounting Officer and Treasurer, American Beacon Institutional Funds Trust (2017-Present); Principal Accounting Officer and Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Terri L. McKinney (57)	VP since 2010	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Jeffrey K. Ringdahl (45)	VP since 2010	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Select Funds (2010-2018); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

Samuel J. Silver (57)	VP Since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (49)	Chief Compliance Officer since 2004 and Asst. Secretary since 1999	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Sonia L. Bates (64)	Asst. Treasurer since 2011	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2017-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present).

Shelley D. Abrahams (46)	Assistant Secretary since 2008	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Rebecca L. Harris (54)	Assistant Secretary since 2010	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

Teresa A. Oxford (62)	Assistant Secretary since 2015	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75. As of 12/31/2020 Dr. Turner retired from the Board.

62

American Beacon FundsSM

Privacy Policy

December 31, 2020 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you, so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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64

Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Resolute Investment Distributors Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

AR 12/20

ITEM 2. CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code July 6, 2020 to disclose the removal of the American Beacon Sound Point Alternative Lending Fund. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)
Audit Fees	Fiscal Year Ended
$249,955	12/31/2019
$289,962	12/31/2020

(b)[1]
Audit Related Fees	Fiscal Year Ended
$0	12/31/2019
$0	12/31/2020

(c)[2]
Tax Fees	Fiscal Year Ended
$100,572	12/31/2019
$70,610	12/31/2020

(d)
All Other Fees	Fiscal Year Ended
$0	12/31/2019
$0	12/31/2020

[1]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include accounting consultations and consents, if applicable.

[2]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include federal and state tax reviews, excise tax reviews, and PFIC analysis reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$100,572	$547,885	N/A	12/31/2019
$70,610	$163,506	N/A	12/31/2020

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT

INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY

AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13. EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Funds

Date: March 5, 2021

By	/s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Funds

Date: March 5, 2021